As filed with the Securities and Exchange Commission on April 22, 2004

Registration No. 333-110315/811-4420

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. __	☐

POST-EFFECTIVE AMENDMENT NO. 1	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

Amendment No. 23	☒

(Check appropriate box or boxes)

WRL SERIES LIFE ACCOUNT

(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

(Name of Depositor)

570 Carillon Parkway St. Petersburg, FL	33716
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code:

(727) 299-1800

Thomas E. Pierpan, Esq.

Vice President, Assistant Secretary and Senior Counsel

Western Reserve Life Assurance Co. of Ohio

570 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Approximate Date of Proposed Public Offering: May 1, 2004

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on May 1, 2004, pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date), pursuant to paragraph (a)(1)

If appropriate, check the following box:

☒ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS

May 1, 2004

WRL FREEDOM ELITE BUILDER®II

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777

(727) 299-1800

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the WRL Freedom Elite Builder® II, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Fund, Inc. – Initial Class (the “Series Fund”), and the Fidelity Variable Insurance Products Fund – Service Class 2 (“Fidelity VIP Fund”) (collectively, the “funds”).

The portfolios of the Series Fund available to you under this Policy are:

☐        AEGON Bond

☐        Asset Allocation – Conservative Portfolio

☐        Asset Allocation – Growth Portfolio

☐        Asset Allocation – Moderate Growth Portfolio

☐        Asset Allocation – Moderate Portfolio

☐        Capital Guardian Value

☐        Clarion Real Estate Securities

☐        Federated Growth & Income

☐        Great Companies – AmericaSM

☐        Great Companies – TechnologySM

☐        Janus Growth

☐        J.P. Morgan Enhanced Index

☐        J.P. Morgan Mid Cap Value

☐        Marsico Growth

☐        Mercury Large Cap Value (formerly, PBHG/NWQ Value Select)

☐        MFS High Yield

☐        Munder Net50

☐        PIMCO Total Return

☐        Salomon All Cap

☐        Templeton Great Companies Global

☐        Third Avenue Value

☐        Transamerica Balanced (formerly, Janus Balanced)

☐        Transamerica Convertible Securities

☐        Transamerica Equity

☐        Transamerica Growth Opportunities

☐        Transamerica Money Market

☐        Transamerica Small/Mid Cap Value

☐        Transamerica U.S. Government Securities

☐        Transamerica Value Balanced

☐        T. Rowe Price Equity Income

☐        T. Rowe Price Small Cap

☐        Van Kampen Emerging Growth

The portfolio of the Fidelity VIP Fund available to you under this Policy is:

☐	Fidelity VIP Index 500 Portfolio

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This Policy is not available in the State of New York.

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Policy Benefits/Risks Summary	WRL Freedom Elite Builder® II

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The WRL Freedom Elite Builder® II is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 10 Policy years and for 10 years from the date of any increase in specified amount.

•	Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•	Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders, such as the Inflation Fighter Rider Level Premium, are available under the Policy. Depending upon the rider(s) you add, we deduct charges for certain riders from cash value as part of the monthly deduction. These riders may not be available in all states.

Flexible Premiums

•	You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•	You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•	Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your initial net premium(s) to the accounts you indicated on your application, or we will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

•	If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies). The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. We offer the following:

•	Option A is the greatest of:

•	the current specified amount, or

•	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test; or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option B is the greatest of:

•	the current specified amount, plus the Policy’s cash value on the date of the insured’s death, or

•	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test; or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option C is the greatest of:

•	the amount payable under Option A, or

•	the current specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death, or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges.

The Policy allows you to choose between two federal income tax life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can use either tax compliance test with any one of the three death benefit options. Your election may affect the amount of the death benefit and the monthly deduction. You may not change tests.

There are two main differences between the two tests. First, the guideline premium tax test limits the amount of premium payments you may make to your Policy. There are no legal limits on the amount of premium payments under the cash value accumulation tax test, although we may apply our own limits. Second, the factors that determine the minimum death benefit under the guideline premium test are different from those under the cash value accumulation test. You should consult a tax advisor when choosing the tax test.

We offer three (3) bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates. In general, the greater the specified amount band of your Policy, the lower the cost of insurance rates.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Death Benefit Option and Specified Amount. You may increase the specified amount once a year on any Monthiversary, and you may decrease the specified amount once a year after the third Policy year. However, after the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or change the specified amount. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of any decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. You may increase the specified amount on any Monthiversary prior to the insured’s 86th birthday. You may change the death benefit option on any Monthiversary before the insured reaches attained age 95.

No Lapse Period Guarantee

•

We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, if you increase or decrease your specified amount, if you change the death benefit option, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect.

•	If you select the Inflation Fighter Rider Level Premium we will not recalculate your minimum monthly guarantee premium with each scheduled increase in specified amount generated by the rider. A Policy with the rider will have higher minimum monthly guarantee premiums than a Base Policy, but those premiums do not increase annually.

Cash Value

•	Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

Transfers

•	You can transfer cash value among the subaccounts and the fixed account. You may make transfers in writing, by telephone, by fax or electronically through our website.

•	We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	Dollar cost averaging and asset rebalancing programs are available.

•	Unless you select dollar cost averaging from the fixed account, the Policy allows transfers from the fixed account only during the 30 days following each Policy anniversary. During this period, the Policy allows transfer of the greater of up to 25% the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we allow you to transfer at any one time during a Policy year up to 100% of the fixed account value from the fixed account. If we modify or stop this current practice, we ill notify you.

•	Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000.

•	Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

Loans

•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•	Prior to the 11th Policy year, we currently charge 2.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 3.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•	To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

•	After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%. After attained age 100, all loans, new and existing, are considered preferred loans.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:

•	at least $500; and

•	no more than 10% of the net surrender value.

•	after the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

•	A cash withdrawal will reduce the cash value by at least the amount of the withdrawal. If the death benefit on your Policy is Option A, or if your death benefit is Option C and the insured’s attained age is 71 or older, then we will reduce the specified amount by the amount of cash withdrawal.

•	You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net surrender value. The surrender charge will apply to the Policy during the first 10 Policy years and during the first 10 years of any increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•	If you have the Inflation Fighter Rider Level Premium, any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.

•	A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if the Policy is a Modified Endowment Contract (“MEC”), you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal or Policy loan, or assign, pledge, or surrender the Policy. Moreover, transfers between the subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. If you do not pay sufficient premiums, you will automatically lose the no lapse period guarantee and you will increase the risk that your Policy will lapse.

If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, if you change your death benefit option, or if you add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. If the new amount is higher than it was before and you do not make any necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse guarantee in effect.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount, change your death benefit option, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed, if the insured meets the insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, assignments, pledges and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax as ordinary income to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of 2.75%, payable in arrears. This charge will not exceed 3.0%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Adverse tax consequences may result.

If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Premium Expense Charge	Upon payment of each premium

•      First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999

•      Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999

•      Never a charge on Policy with a specified amount of $500,000 or more

•      First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999

•      Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999

•      Never a charge on Policy with a specified amount of $500,000 or more

Cash Withdrawal Charge[1]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

[1]	When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we will assess the following charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.

Transaction Fees

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Surrender Charge[2] • Minimum Charge[3] • Maximum Charge[4] • Initial charge for a male insured, issue age 30, in the preferred-elite non-tobacco use class	Upon full surrender of the Policy during the first 10 Policy years or during the first 10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider Level Premium)	$10.75 per $1,000 of specified amount during the first Policy year $60.00 per $1,000 of specified amount during the first Policy year $17.06 per $1,000 of specified amount during the first Policy year	$10.75 per $1,000 of specified amount during the first Policy year $60.00 per $1,000 of specified amount during the first Policy year $17.06 per $1,000 of specified amount during the first Policy year

Transfer Charge[5]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$12.00 per month	$8.00 per month for first 10 Policy years $4.00 per month for Policy year 11+

[2]	The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

[3]	This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

[4]	This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

[5]	The first 12 transfers per Policy year are free.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Cost of Insurance[6] (without Extra Ratings)[7] • Minimum Charge • Maximum Charge[11] • Initial Charge for a male insured, issue age 30, in the preferred elite non-tobacco use class, band 1	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$0.06 per $1,000 of net amount at risk per month[8,9] $83.33 per $1,000 of net amount at risk per month[9] $0.12 per $1,000 of net amount at risk per month[9]	$0.02 per $1,000 of net amount at risk per month[9,10] $42.42 per $1,000 of net amount at risk per month[9] $0.09 per $1,000 of net amount at risk per month[9]

Monthly Per Unit Charge[12] • Minimum Charge[13] • Maximum Charge[14]	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount	$0.05 per $1,000 of specified amount per month $0.08 per $1,000 of specified amount per month	$0.05 per $1,000 of specified amount per month $0.08 per $1,000 of specified amount per month

[6]	Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000—$499,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[7]	We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

[8]	This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, Band 3 and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[9]	The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

[10]	This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, preferred elite non-tobacco class, with an initial face amount of $500,000 or higher (Band 3) and in the 13th Policy year. This minimum charge may also apply to insureds with other characteristics.

[11]	This maximum charge is based on an insured with the following characteristics: male, age 35 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 65th Policy year. This maximum charge may also apply to insureds with other characteristics.

[12]	We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 10 years from the Policy date based on the insured’s age on the Policy date. We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that are based on the insured’s attained age on the date of the increase.

[13]	This minimum charge is based on an insured with the following characteristics: age 5 at issue. This minimum charge may also apply to insureds with other characteristics.

[14]	This maximum charge is based on an insured with the following characteristics: age 85 at issue. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Monthly Per Unit Charge (continued) • Initial Charge for an insured, issue age 30		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1-10, 0.60% for Policy years 11-15, 0.30% for Policy years 16-20, and 0.00% for Policy years 21+, of daily net assets of each subaccount in which you are invested
Loan Interest Spread[15]	On Policy anniversary or earlier, as applicable[16]	1.0% (effective annual rate)	0.75% (effective annual rate)

Optional Rider Charges:[17]

Accidental Death Benefit Rider • Minimum Charge[18] • Maximum Charge[19] • Initial charge for a male insured, issue age 30	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70	$0.10 per $1,000 of rider face amount per month $0.18 per $1,000 of rider face amount per month $0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month $0.18 per $1,000 of rider face amount per month $0.10 per $1,000 of rider face amount per month

[15]	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans, new and existing, will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

[16]	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

[17]	Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[18]	This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[19]	This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Disability Waiver of Monthly Deductions Rider[20] • Minimum Charge[21] • Maximum Charge[22] • Initial charge for a male insured, issue age 30	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60	$0.03 per $1,000 of base Policy net amount at risk per month[9] $0.39 per $1,000 of base Policy net amount at risk per month[9] $0.04 per $1,000 of base Policy net amount at risk per month[9]	$0.03 per $1,000 of base Policy net amount at risk per month[9] $0.39 per $1,000 of base Policy net amount at risk per month[9] $0.04 per $1,000 of base Policy net amount at risk per month[9]
Disability Waiver of Premium Rider[23] • Minimum Charge[24] • Maximum Charge[25] • Initial charge for a male insured, issue age 30	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60	$0.27 per $10 of monthly rider benefit $1.61 per $10 of monthly rider benefit $0.38 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit $1.61 per $10 of monthly rider benefit $0.38 per $10 of monthly rider benefit
Children’s Insurance Rider[26]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

[20]	Disability Waiver of Monthly Deductions charges are based on the base insured’s issue age, gender and net amount at risk. The charges shown are for base Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy. You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your agent.

[21]	This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

[22]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[23]	The charge for this rider is a level rate based on the base insured’s issue age and gender.

[24]	This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

[25]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[26]	The charge for this rider is based on the rider face amount and does not vary.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Other Insured Rider[27] (without Extra Ratings)[7] • Minimum Charge • Maximum Charge[30] • Initial charge for a male insured, issue age 30, in the preferred elite non-tobacco use class	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$0.06 per $1,000 of rider face amount per month[28] $83.33 per $1,000 of rider face amount per month $0.12 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month[29] $60.53 per $1,000 of rider face amount per month $0.03 per $1,000 of rider face amount per month
Primary Insured Rider Plus[27] (without Extra Ratings)[7] • Minimum Charge • Maximum Charge[30] • Initial charge for a male insured, issue age 30, in the preferred elite non-tobacco use class	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$0.06 per $1,000 of rider face amount per month[8] $83.33 per $1,000 of rider face amount per month $0.12 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month[31] $42.42 per $1,000 of rider face amount per month $0.02 per $1,000 of rider face amount per month

[27]	Rider cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured. The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.

[28]	This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[29]	This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[30]	This maximum charge is based on an insured with the following characteristics: male, age 25 at issue standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

[31]	This minimum charge is based on an insured with the following characteristics: female, issue age 25, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	Discount Factor[32]	Discount Factor[32]

Inflation Fighter Rider Level Premium[33]	After rider generates annual increases to Policy specified amount	See listings in tables above for: Cost of Insurance Monthly Per Unit Charge Surrender Charge	See listings in tables above for: Cost of Insurance Monthly Per Unit Charge Surrender Charge

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.38%	1.50%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.38%	1.45%

[1]	The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.

[2]	The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “funds of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the “funds of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2003.

[3]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 8 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2005.

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

[32]	We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

[33]	Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charges and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the issue age of the insured and the duration of the Policy at the time of the increase.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;

•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);

•	Close certain subaccounts to allocations of new net premiums by current or new Policyowners;

•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;

•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds;

•	Manage the separate account at the direction of a committee;

•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;

•	Change the investment objective of a subaccount;

•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;

•	Fund additional classes of variable life insurance policies through the separate account; and

•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account’s assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%.

We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective

Munder Net50	Munder Capital Management Seeks long-term capital appreciation.

Van Kampen Emerging Growth	Van Kampen Asset Management Inc. Seeks capital appreciation.

Portfolio	Sub-Adviser or Adviser and Investment Objective

T. Rowe Price Small Cap	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Third Avenue Value	Third Avenue Management LLC Seeks long-term capital appreciation.

Templeton Great Companies Global	Templeton Management, Ltd. Great Companies, L.L.C. Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Great Companies – TechnologySM	Great Companies, L.L.C. Seeks long-term growth of capital.

Janus Growth	Janus Capital Management LLC Seeks growth of capital.

Marsico Growth	Banc of America Capital Management, LLC Seeks long-term growth of capital.

Great Companies – AmericaSM	Great Companies, L.L.C. Seeks long-term growth of capital.

Salomon All Cap	Salomon Brothers Asset Management Inc Seeks capital appreciation.

T. Rowe Price Equity Income

T. Rowe Price Associates, Inc.

Seeks to provide substantial dividend income, as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

Transamerica Value Balanced	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.

Clarion Real Estate Securities

ING Clarion Real Estate Securities

Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Federated Growth & Income	Federated Investment Counseling Seeks total return by investing in securities that have defensive characteristics.

AEGON Bond	Banc One Investment Advisors Corp. Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital.

Portfolio	Sub-Adviser or Adviser and Investment Objective

Transamerica Money Market	Transamerica Investment Management, LLC Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

Asset Allocation – Conservative Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks current income and preservation of capital.

Asset Allocation – Moderate Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks capital appreciation.

Asset Allocation – Moderate Growth Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks capital appreciation.

Asset Allocation – Growth Portfolio*	AEGON/Transamerica Fund Advisers, Inc. Seeks capital appreciation and current income.

Transamerica Convertible Securities	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.

PIMCO Total Return	Pacific Investment Management Company LLC Seeks maximum total return consistent with preservation of capital and prudent investment management.

Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Transamerica Growth Opportunities	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government – sponsored entities.

J.P. Morgan Enhanced Index

J.P. Morgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective

Capital Guardian Value

Capital Guardian Trust Company

Seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts) and other U.S. registered foreign securities.

MFS High Yield

MFS Investment Management

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

J.P. Morgan Mid Cap Value	J.P. Morgan Investment Management Inc. Seeks growth from capital appreciation.

Mercury Large Cap Value	Mercury Advisors Seeks to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.

Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica Small/Mid Cap Value	Transamerica Investment Management, Inc. Seeks to maximize total return.

Fidelity VIP Index 500 Portfolio - Service Class 2 Shares

Fidelity Management & Research Company

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

*	Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

AEGON/Transamerica Fund Advisers, Inc. (“AEGON/Transamerica Advisers”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund’s Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.

Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to AEGON/Transamerica Advisers for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate

Growth Portfolio and Asset Allocation – Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	• the death benefit, cash and loan benefits;

• investment options, including premium allocations;

• administration of elective options; and

• the distribution of reports to owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications;

• expenses of issuing and administering the Policy (including any Policy riders);

• overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

• other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	• that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

• that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the Premium Expense Charge.

The premium expense charge is equal to:	• 6% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 (band 1), and 2.5% of premiums thereafter; and

• 3.0% of all premiums during the first ten Policy years on Policies with a specified amount in force from $250,000 - $499,999 (band 2), and 2.5% of premiums thereafter.

• There is no premium expense charge for Policies with a specified amount of $500,000 or higher (band 3).

•      Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose Option A or Option C death benefit) may affect the specified amount in force. Premium expense charges will be based on the specified amount in force on the Base Policy at the time we receive the premium.

•      Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary prior to attained age 100. If you elect to choose the subaccounts from which we will deduct the monthly deduction (that is, make self-directed monthly deductions), we will withdraw from each selected account an amount equal to the monthly deduction multiplied by the selected percentage you elect to have deducted from that account. If you do not elect self-directed monthly deductions, or if any of the selected accounts would be reduced to zero by the deductions, then we will deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). You may change the election of self-directed monthly deductions by providing us with a request for such a change in a form satisfactory to us. The change in self-directed monthly deductions will be effective on the date we record the request for change.

Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	• the monthly Policy charge for the Policy; plus

• the monthly cost of insurance charge for the Policy; plus

• the monthly per unit charge for the Policy; plus

• the portion of the monthly deduction for any benefits provided by riders attached to the Policy.

Monthly Policy Charge:

• This charge currently equals $8.00 each Policy month for the first ten Policy years. In Policy years 11+, this charge equals $4.00 each Policy month.

• We guarantee this charge will never be more than $12.00 per month.

• This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

• We deduct this charge each month. It varies each month and is determined as follows:

1.      reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

2. multiply each layer of net amount at risk provided under 1. by the appropriate monthly cost of insurance rate for that layer; and add the results together.

• Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:

• Band 1: $50,000 - $249,999

• Band 2: $250,000 - $499,999

• Band 3: $500,000 or more

• The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.

• Cost of insurance rates are generally lower for each higher band of specified amount.

•      We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

Monthly Per Unit Charge:

This charge equals:

• the monthly per unit charge for the specified amount on the Policy date; plus

• the monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus

• the monthly per unit charge for any specified amount that has been decreased.

• We guarantee the duration of this charge to be no more than 10 years following the Policy date and no more than 10 years following the date of any increase in specified amount.

•      The monthly per unit charge that is set on the Policy date is based on the issue age of the insured. A separate monthly per unit charge is assessed for up to 10 years following each increase in specified amount and the rate of that charge is based on the insured’s age at the time of any increase in specified amount.

Optional Insurance Riders:

• The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured’s issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, gender, underwriting class, and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured’s attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

If you have selected the Inflation Fighter Rider Level Premium and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by the rider.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy’s cash value in each subaccount multiplied by

•	the daily pro rata portion of the annual mortality and expense risk charge rate.

For the first ten Policy years, the current annual rate is equal to 0.75% of the average daily net assets of each subaccount. We intend to reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so. We guarantee this charge to be no more than 0.90% annually for all Policy years.

If this charge combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 10 years (or during the 10-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount and accrued loan interest) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium).

The initial specified amount has an 10-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured’s issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 10-year surrender charge period and surrender charges that are based upon the insured’s issue age, gender and rate class at the time of the increase.

There is no surrender charge if you wait until the end of the 10th Policy anniversary to surrender your Policy and you have not selected the Inflation Fighter Rider Level Premium and you have not increased your specified amount within the past 10 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

•	investment performance is too low.

In addition, surrender charges that apply for 10 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	• the surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by

• the number of thousands of specified amount in the layer; multiplied by

• the surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider Level Premium). The surrender charge factor varies by the insured’s issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Factors

End of Policy Year*	Factor for Issue Ages
	0 - 39	40 - 44	45 - 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 - 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.98	0.97	0.96	0.96	0.92	0.91	0.91	0.89
2	0.95	0.89	0.89	0.88	0.88	0.88	0.88	0.87	0.84
3	0.88	0.87	0.86	0.86	0.85	0.85	0.85	0.84	0.80
4	0.79	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0	0	0	0	0	0	0	0	0

*	The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•	Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $17.06. This is multiplied by the surrender charge factor of .68.

The surrender charge	=	the surrender charge per $1,000 ($17.06) x the number of thousands of initial specified amount (100) x the surrender charge factor (.68)
	=	$1,160.08

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge.

•	We charge $25 for each additional transfer.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to loans or the exercise of conversion rights or due to reallocation of cash value immediately after the reallocation date currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.

•	Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.

•	We will not increase this charge.

Loan Interest Charge

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.

•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We deduct this amount from the withdrawal, and we pay you the balance.

•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

Rider Charges

•	Living Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

•	Inflation Fighter Rider Level Premium. Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. The new layer of cost of insurance charge resulting from the annual increase in specified amount will be set based on the insured’s issue age on the Policy date and duration from issue. The new layer of monthly per unit charge resulting from the annual increase in specified amount will be based on the insured’s attained age at the time of increase and duration from the time of increase.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.

•	Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•	Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•	Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•	Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•	Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets.

Our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, will receive the 12b-1 fees of 0.25% of average daily assets of the Fidelity VIP Fund portfolio for providing shareholder support services to the Fidelity VIP Fund portfolio. In addition, we and our affiliates, including the principal underwriter for the Policies, may receive compensation related to the separate account operations from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation may range up to 0.40% of the value of the assets of the particular portfolios attributable to the Policy. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

•	to change the owner of this Policy; and

•	to change the specified amount or death benefit option type of this Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date we receive it, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may amend the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or

•	to reflect a change in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application (listing your choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

•	band 1: $50,000 - $249,999

•	band 2: $250,000 - $499,999

•	band 3: $500,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	• the amounts applied for under all conditional receipts issued by us; or

• $500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:

•      the date of application;

•      the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.      Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2. As of the Effective Date, all statements and answers given in the application must be true;

3.      The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our office within the lifetime of the proposed insured;

4. All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our office within 60 days of the date the application was completed; and

5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our office.

Any conditional life insurance coverage terminates on the earliest of:

a.      60 days from the date the application was signed;

b.      the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;

c. when the insurance applied for goes into effect under the terms of the Policy applied for; or

d. the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	• the conditional receipt is not valid unless:

• all blanks in the conditional receipt are completed; and

• the Receipt is signed by an agent or authorized Company representative.

Other limitations:	• There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.

• If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

•      If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange (“NYSE”) is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue, with the following changes, which may vary by state:

•	We will no longer accept any further premium payments;

•	We will no longer deduct the monthly deductions;

•	We will continue to deduct the mortality and expense risk charge, if any;

•	Interest will continue to accrue on any Policy loans, as before, but all loans, new and existing, will be considered preferred loans (see “Loans – Interest Rate Charged” on pages 46-47);

•	We will continue to accept Policy loan repayments and loan interest payments; and

•	We will continue to permit Policy loans and withdrawals to be made.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

•	allocation percentages must be in whole numbers;

•	if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and

•	unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change at our office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our office before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date (or the record date if your Policy is backdated), plus the number of days in your state’s free-look period, plus five days. Please contact your agent for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market subaccount or the WRL AEGON Bond subaccount (depending on which account you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in place.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as on any Monthiversary the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued interest) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

After the no lapse period guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Policy issued to any insured 0-60, the no lapse date is the lesser of the 20th Policy anniversary or the insured attained age 65. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

Premium Limitations

Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations. We may not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax-Free Exchanges (“1035 Exchanges”). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy’s specified amount.

Transfers

General

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	Unless you select dollar cost averaging from the fixed account, the Policy allows transfers from the fixed account only during the 30 days following each Policy anniversary. During this period, the Policy allows transfer of the greater of up to 25% the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we allow you to transfer at any one time during a Policy year up to 100% of the fixed account value from the fixed account. If we modify or stop this current practice, we ill notify you.

•	Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.

•	You may request transfers in writing (in a form we accept), by fax, by telephone to our office or electronically through our website (www.westernreserve.com).

•	There is no minimum amount that must be transferred.

•	There is no minimum amount that must remain in a subaccount after a transfer.

•	We deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

•	Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

We will process any transfer order we receive at our office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading And Market Timing. Statement of Policy. This policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio’s investments (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

Do not invest with us if you intend to conduct market timing or other disruptive trading.

Detection. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 727-299-1648.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.

•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our office.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 727-299-1648.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your agent’s or Western Reserve’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we allow you once per Policy year to transfer up to 100% of the amount in the fixed account. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We also reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or

•	the amount you transferred from the fixed account in the immediately prior Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.

We may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our office.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our office, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	• you must submit a completed form to us at our office requesting dollar cost averaging;

• you must have at least $5,000 in each account from which we will make transfers;

• your total transfers each month under dollar cost averaging must be at least $100; and

• each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	• we receive your request to cancel your participation;

• the value in the accounts from which we make the transfers is depleted;

• you elect to participate in the asset rebalancing program; or

• you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• you must submit a completed asset rebalancing request form to us at our office; and

• you must have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	• you elect to participate in the dollar cost averaging program;

• we receive your request to discontinue participation at our office;

• you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

• you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Policy Values

Cash Value

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount and the fixed account.

•	Is determined on the Policy date and on each valuation date.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

•	Includes any amounts held in the fixed account to secure any outstanding Policy loan.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.

Net surrender value on any valuation date equals:	• the cash value as of such date; minus

• any surrender charge as of such date; minus

• any outstanding Policy loan amount; minus

• any accrued Policy loan interest.

Subaccount Value

Each subaccount’s value is the cash value in that subaccount. At the end of any valuation period, the subaccount’s value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	• the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus

• units purchased with additional net premium(s); plus

• units purchased through transfers from another subaccount or the fixed account; minus

• units redeemed to pay for monthly deductions; minus

• units redeemed to pay for cash withdrawals; minus

• units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus

• units redeemed to pay cash withdrawal and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received at our office.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:

•      the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

• a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus

• the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

• the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	• the sum of net premium(s) allocated to the fixed account; plus

• any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

• total interest credited to the fixed account; minus

• amounts charged to pay for monthly deductions; minus

• amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals or transfer charges; minus

• amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	• the death benefit (described below); minus

• any monthly deductions due during the grace period (if applicable); minus

• any outstanding loan amount and accrued loan interest; plus

• any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured’s age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits (retroactively and prospectively), that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPLT. Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor. Therefore, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit.

Under the Guideline Premium Test

Death Benefit Option A equals the greatest of:	1. the current specified amount; or

2. a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age	Limitation Percentage

40 and under	250%

41 to 45	250% of cash value minus 7% for each age over age 40

46 to 50	215% of cash value minus 6% for each age over age 45

51 to 55	185% of cash value minus 7% for each age over age 50

56 to 60	150% of cash value minus 4% for each age over age 55

61 to 65	130% of cash value minus 2% for each age over age 60

66 to 70	120% of cash value minus 1% for each age over age 65

71 to 75	115% of cash value minus 2% for each age over age 70

76 to 90	105%

91 to 95	105% of cash value minus 1% for each age over age 90

96 to 99	100%

100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Illustration. Assume that the insured’s attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option A equals the greatest of:	1. the current specified amount; or

2. a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, rate band, and attained age at the beginning of each Policy year.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the bBase Policy must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the base Policy will exceed the $100,000 specified amount. The figure of $48,520 is derived because 297% of ($48,520 – $14,850) equals $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Base Policy by $2.97.

Similarly, so long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Base Policy by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Base Policy will equal the specified amount of the Policy.

Under the Guideline Premium Test

Death Benefit Option B equals the greatest of:	1. the current specified amount; plus

the cash value on the insured’s date of death; or

2. the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option B equals the greatest of:	1. the current specified amount; plus

the cash value on the primary insured’s date of death; or

2. a specified percentage called the “limitation percentage”, as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured’s attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Base Policy, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, the death benefit for the Base Policy will be greater than the specified amount plus cash value. The figure of $73,149 is derived because 297% of ($73,149 – $14,850) equals $100,000 + $73,149. Each additional dollar of cash value above $73,149 will increase the death benefit of the Base Policy by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Base Policy by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Base Policy will be the specified amount plus the cash value of the Policy.

Death Benefit Option C equals the greatest of:	1. death benefit Option A; or

2. the current specified amount, multiplied by

an age-based “factor” equal to the lesser of

• 1.0 or

• 0.04 times (95 minus insured’s attained age at death) (the “factor” will never be less than zero); plus the cash value on the insured’s date of death; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured’s attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C—Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Effect of Inflation Fighter Rider Level Premium on the Death Benefit

If you choose Option A you may add the Inflation Fighter Rider Level Premium. Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary. If you change from Option A to either Option B or Option C, the Inflation Fighter Rider Level Premium will terminate and future scheduled increases in specified amount will automatically cease.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year if you have not increased or decreased the specified amount that year. We will notify you of the new specified amount.

•	You must send your written request to our office.

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

•	You may not change the death benefit option after the insured attains age 95.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not changed the death benefit option that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule.

You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	• you must send your written request to our office;

• only allowed after the third Policy year;

• you may not change your death benefit option or increase your specified amount in the same Policy year that you decrease your specified amount;

• you may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;

• you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

•      until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

• a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;

•      if a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in specified amount; and

• a decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:	• we will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;

• your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;

• a requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after we approve your request;

• we may require your requested increase in specified amount to be at least $10,000;

• you may not change your death benefit option or decrease your specified amount in the same Policy year that you request an increase in your specified amount;

•      if an increase (including specified amount increases generated by the Inflation Fighter Rider Level Premium) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in specified amount;

•      an increase in specified amount (except specified amount increases generated by the Inflation Fighter Rider Level Premium) will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of increase;

• each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) will have its own surrender charge that applies for 10 years after the date of each increase. This charge may significantly reduce your net surrender value; and

• requested increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider Level Premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider Level Premium). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	• You must send your written cash withdrawal request with an original signature to our office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1667.

• We allow one cash withdrawal per Policy year.

•      We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

• You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

•      You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

• We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our office.

• We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

• You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

• You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider Level Premium if you make a cash withdrawal.

• A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

Canceling a Policy

You may cancel a Policy for a refund during the “free-look period” by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our office. The amount of the refund will be:

•	any charges and taxes we deduct from your premiums; plus

•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; plus

•	your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our office.

Some states may require us to refund all of the premiums you paid for the Policy.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to certain conditions:	• we may require you to borrow at least $500; and

• the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account used as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our office. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at 1-800-851-9777 Monday—Friday 8:30 a.m.—7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly specified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%. On and after the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Loan Reserve Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee

This Policy provides a no lapse period guarantee. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.

No lapse date	• For a Policy issued to any insured ages 0-60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.

• For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary.

• The no lapse date is specified in your Policy.

Early termination of the no lapse period guarantee	• The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.

• You must pay total premiums (minus withdrawals, outstanding loans and accrued interest) that equal at least:

• the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:

•      If you change death benefit options, increase or decrease the specified amount, or if supplemental benefits (riders) (except the Inflation Fighter Rider Level Premium) are added, terminated, reduced or increased during the no lapse period, we will recalculate the amount of the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guarantee premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our office;

•	provide evidence of insurability satisfactory to us;

•	if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•	if the no lapse period has not expired, the required premium will be the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policyowners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or

•	the end of the grace period; or

•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states and certain benefits and features may vary by state. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Children’s Insurance Rider

This rider provides a face amount on the primary insured’s children. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy’s specified amount).

Subject to certain limitations, we will pay a face amount if the death of the primary insured results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;

•	the death occurs within 90 days of the accident; and

•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 70th birthday; or

•	the date the Policy terminates; or

•	the Monthiversary when the rider terminates at the owner’s request.

Other Insured Rider

This rider insures the spouse and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the owner, primary insured or the same beneficiary as the base Policy, as named in the application or in a subsequent written notice acceptable to us when we receive (at our office) due proof that the other insured’s death occurred while this rider was in force. Our current minimum face amount for this rider for issue ages 0-85 is $10,000. The maximum face amount is the lesser of $1,000,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider’s face amount when we receive proof at our office of the other insured’s death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured’s life (without evidence of insurability).

Conditions to convert the rider:	• your request must be in writing and sent to our office;

• the other insured has not reached his/her 86th birthday;

• the new policy is any permanent insurance policy that we currently offer for conversion;

•      subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

• we will base the premium for the new policy on the other insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the other insured’s 100th birthday; or

• the date the Policy terminates for any reason except for death of the primary insured; or

• 31 days after the death of the primary insured; or

• the date of conversion of this rider; or

• the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy’s monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof that:

•	the primary insured is totally disabled;

•	the primary insured’s total disability began before the Policy anniversary on or following the primary insured’s 60th birthday; and

•	the primary insured’s total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided the cash value minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the monthly deduction benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or

•      the date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

• the date the Policy terminates; or

• the Monthiversary on which this rider is terminated on written request by the owner.

When we are paying benefits under the rider, due to the primary insured’s total disability, on the Policy anniversary after the insured’s 60th birthday, the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider. The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age. This rider is not available together with the Disability Waiver of Monthly Deductions Rider. In order to pay a benefit, we must receive proof that:

•	the primary insured is totally disabled;

•	the primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday; and

•	the primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider. We will apply the benefit each month on the Monthiversary. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or

•      the later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

• the date the Policy terminates; or

• the Monthiversary on which this rider is terminated on written request by the owner.

Primary Insured Rider Plus (“PIR Plus”)

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	• the rider increases the Policy’s death benefit by the rider’s face amount;

• the rider may be purchased from issue ages 0-85;

• the minimum purchase amount for the rider is $25,000. There is no maximum purchase amount;

• we do not assess any additional surrender charge for the rider;

• generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value, and terminates at age 100;

• you may cancel or reduce your rider coverage without decreasing your Policy’s specified amount;

• you may generally decrease your Policy’s specified amount without reducing your rider coverage; and

• subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	• your request must be in writing and sent to our office;

• the primary insured has not reached his/her 86th birthday;

• the new policy is any permanent insurance policy that we currently offer for conversions;

• we may allow an increase to the Policy’s specified amount if the base Policy and all of the riders in force allow such an increase.

•      the amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy; and

• we will base your premium on the primary insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 100th birthday; or

• the date the Policy terminates; or

• the date you fully convert this rider; or

• the Monthiversary on which you terminate the rider by written request.

It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof (at our office) that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by

•	the election percentage of the death benefit you elect to receive; divided by

•	1 + i (“i” equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus

•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus

•	the benefit available under any PIR Plus in force.

•	a single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;

•	the date a settlement option takes effect;

•	the date we pay a single-sum benefit; or

•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state’s insurance law requirements.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Inflation Fighter Rider Level Premium

This rider provides scheduled annual increases to the Policy’s specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy’s 20th anniversary, without an additional application or evidence of insurability. The rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application. If you select the Inflation Fighter Rider Level Premium, we will not recalculate your minimum monthly guarantee premium with each increase in specified amount generated by the rider. You must elect this rider on the application. The rider is not available to insureds in a substandard rating class.

Features of the rider:	• the Policy’s initial specified amount must be less than $1,000,000;

• any change to the Policy’s death benefit option will cause the rider to terminate and annual specified amount increases to stop;

• any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop;

• if you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop;

•      future scheduled percentage increases under the rider apply only to the Policy’s specified amount on the Policy date plus any previous scheduled specified amount increases under the rider. Increases under the rider do not apply to increases in specified amount requested by you after the Policy date;

•      the Policy’s surrender charge period and surrender charges apply separately to each scheduled increase in specified amount. Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider;

• the no lapse period for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider;

•      each time a scheduled increase in specified amount is made under the rider, the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes will be recalculated;

•      scheduled annual increases in specified amount generated by the rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, age at time of increase and the duration from date of increase. The cost of insurance rates are based on the Policy issue age and Policy duration;

•      banding of specified amounts for purposes of applying cost of insurance rates is determined by adding the Policy’s specified amount and the sum of the specified amounts created by operation of the rider. The resulting cost of insurance rates, according to the appropriate specified amount band, will then apply to both the Policy’s specified amount and to each of the specified amount increases generated by the rider; and

•      any requested decreases in specified amount are applied on a “last-in-first-out” basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.

Termination of the rider:	The rider will terminate on the earliest of:

• the processing date of a requested decrease in the specified amount of the Policy; or

• the date an automatic increase, under the terms of the rider, is declined by the owner; or

• the day following the 20th anniversary of the Policy; or

• a cash withdrawal from the Policy; or

• any change in death benefit option; or

• the date the primary insured dies; or

• the date the Policy terminates for any reason other than the death of the primary insured; or

• the date we receive your written request to terminate the Policy or the rider.

Under the rider the Policy’s specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Additional Information

Sale of the Policies

We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

We have entered into a distribution agreement with AFSG Securities Corporation (“AFSG”) for the distribution and sale of the Policies. AFSG is affiliated with us. AFSG may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

See “Sale of the Policies” in the SAI for more information concerning compensation paid for the sale of Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Western Reserve are included in the SAI. As of the date of this prospectus, there are no financial statements for the separate account.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount’s actual historical investment performance. The total return of a subaccount assumes that an investment has been held in the subaccount for various periods of time, including a period measured from the date the first subaccount of the separate account investing in the underlying portfolios began operations. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect the subaccount charges for this Policy. We do not show performance for subaccounts in operation for less than six months. Because each of the subaccounts offered through this Policy has been in existence for less than six months, we do not show total returns for the subaccounts. This information does not represent or project future investment performance.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio’s inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor’s Index of 500 Common Stocks (“S&P 500”), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2003

Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
Van Kampen Emerging Growth	27.19%	(17.57)%	(0.06)%	9.98%	03/01/93
T. Rowe Price Small Cap	39.35%	(3.44)%	N/A	2.60%	05/03/99
Third Avenue Value	36.23%	7.88%	14.16%	10.23%	01/02/98
Great Companies – TechnologySM(14)	49.82%	(16.80)%	N/A	(22.84)%	05/01/00
Janus Growth†	31.00%	(13.41)%	(6.21)%	7.95%	10/02/86
Marsico Growth	25.39%	(7.74)%	N/A	(3.71)%	05/03/99
Great Companies – AmericaSM	23.73%	(5.32)%	N/A	(1.08)%	05/01/00
Salomon All Cap	34.14%	0.52%	N/A	7.00%	05/03/99
T. Rowe Price Equity Income(8)	24.65%	3.03%	4.60%	11.46%	05/03/99
Transamerica Value Balanced(16)	19.26%	1.13%	2.48%	7.42%	01/03/95
Clarion Real Estate Securities	34.72%	15.15%	13.41%	8.50%	05/01/98
Federated Growth & Income	25.89%	13.15%	11.98%	11.47%	03/01/94

AEGON Bond†	3.50%	6.61%	5.14%	5.40%	10/02/86
Transamerica Money Market(1) †	0.05%	1.31%	2.61%	3.35%	10/02/86
Templeton Great Companies Global(10)	22.33%	(11.73)%	(0.90)%	8.40%	12/03/92
Munder Net50	65.35%	(9.22)%	N/A	(3.06)%	05/03/99
Asset Allocation – Conservative Portfolio	21.99%	N/A	N/A	6.08%	05/01/02
Asset Allocation – Moderate Portfolio	23.93%	N/A	N/A	5.10%	05/01/02
Asset Allocation – Moderate Growth Portfolio	26.21%	N/A	N/A	4.14%	05/01/02
Asset Allocation – Growth Portfolio	29.82%	N/A	N/A	3.28%	05/01/02
Transamerica Convertible Securities	22.73%	N/A	N/A	8.08%	05/01/02
PIMCO Total Return	4.12%	N/A	N/A	5.90%	05/01/02
Transamerica Equity(3)(15) †	30.24%	(6.33)%	0.15%	15.70%	02/26/69
Transamerica Growth Opportunities(4)(17)	30.23%	N/A	N/A	8.18%	05/02/01
J.P. Morgan Enhanced Index(5)	27.98%	(5.77)%	(2.80)%	4.99%	05/02/97
Capital Guardian Value(6)	33.57%	3.62%	2.32%	9.67%	05/27/93
Transamerica U.S. Government Securities(7)	2.18%	3.83%	3.78%	4.98%	05/13/94
MFS High Yield(9)	16.86%	6.84%	3.80%	2.74%	06/01/98
Mercury Large Cap Value(11)	28.81%	2.24%	5.54%	7.41%	05/01/99
Transamerica Balanced(13)	13.04%	N/A	N/A	3.99%	05/01/02
J.P. Morgan Mid Cap Value(12)	30.43%	2.51%	N/A	5.57%	05/03/99
Transamerica Small/Mid Cap Value	89.11%	13.13%	15.36%	12.93%	05/04/93
Fidelity VIP Index 500 Portfolio	25.26%	(6.35)%	N/A	(7.15)%	01/12/00
S&P 500†	26.38%	(5.55)%	(1.98)%	9.07%	10/02/86

†	Shows ten-year performance.

(1)	The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)	Not annualized.

(3)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(4)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(5)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(6)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(7)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

(8)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

(9)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

(10)	Effective May 1, 2004, Templeton Great Companies Global merged into Janus Global and renamed Templeton Great Companies Global.

(11)	Effective May 1, 2004, PBHG/NWQ Value Select was renamed Mercury Large Cap Value.

(12)	Effective May 1, 2004, Dreyfus Mid Cap was renamed J.P. Morgan Mid Cap Value.

(13)	Effective May 1, 2004, Janus Balanced was renamed Transamerica Balanced.

(14)	Effective May 1, 2004, GE U.S. Equity merged into Great Companies – AmericaSM.

(15)	Effective May 1, 2004, Alger Aggressive Growth merged into Transamerica Equity.

(16)	Effective May 1, 2004, LKCM Strategic Total Return merged into Transamerica Value Balanced.

(17)	Effective May 1, 2004, PBHG Mid Cap Growth merged into Transamerica Growth Opportunities.

(18)	Effective May 1, 2004, Drefus Small Cap Value was renamed Transamerica Small/Mid Cap Value.

The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2003 was (0.22)%.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights

Our Right to Contest the Policy

Suicide Exclusion

Misstatement of Age or Gender

Modifying the Policy

Mixed and Shared Funding

Death Benefit

Additional Information

Settlement Options

Additional Information about Western Reserve and the Separate Account

Legal Matters

Variations in Policy Provisions

Personalized Illustrations of Policy Benefits

Sale of the Policies

Reports to Owners

Records

Independent Auditors

Experts

Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature

Western Reserve’s Published Ratings

Index to Financial Statements

WRL Series Life Account

Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

attained age	The issue age, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The WRL Freedom Elite Builder® II variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by this Policy.

issue age	The insured’s age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

minimum monthly guarantee premium	The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date	For a Policy issued to an insured ages 0-60, the no lapse date is the lesser of the 20th Policy anniversary or the insured’s attained age 65. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

office	Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday — Friday from 8:30 a.m. - 7:00 p.m. Eastern time.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the Policy date, plus the number of days in your state’s free-look period, plus five days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount is the amount shown on the Base Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy’s specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A

Surrender Charge Per Thousand of Specified Amount Layer

(Based on the gender and rate class of the insured)

Issue Age	Male/Unisex Tobacco	Male/Unisex Non-Tobacco	Male/ Female Juvenile	Female Tobacco	Female Non-Tobacco
0	N/A	N/A	14.11	N/A	N/A
1	N/A	N/A	11.42	N/A	N/A
2	N/A	N/A	11.42	N/A	N/A
3	N/A	N/A	11.09	N/A	N/A
4	N/A	N/A	10.75	N/A	N/A
5	N/A	N/A	10.75	N/A	N/A
6	N/A	N/A	10.75	N/A	N/A
7	N/A	N/A	10.75	N/A	N/A
8	N/A	N/A	10.75	N/A	N/A
9	N/A	N/A	10.75	N/A	N/A
10	N/A	N/A	10.75	N/A	N/A
11	N/A	N/A	10.75	N/A	N/A
12	N/A	N/A	10.75	N/A	N/A
13	N/A	N/A	11.09	N/A	N/A
14	N/A	N/A	11.42	N/A	N/A
15	N/A	N/A	11.76	N/A	N/A
16	N/A	N/A	11.93	N/A	N/A
17	N/A	N/A	12.43	N/A	N/A
18	12.88	12.21		12.88	12.21
19	13.05	12.38		13.05	12.38
20	13.22	12.54		13.22	12.54
21	13.83	12.82		13.50	12.82
22	14.06	13.05		13.72	13.05
23	14.34	13.33		14.00	13.33
24	14.56	13.55		14.56	13.55
25	15.18	13.83		14.84	13.83
26	15.71	14.70		15.37	14.37
27	16.23	15.24		15.90	14.90
28	16.70	15.70		16.70	15.37
29	17.54	16.55		17.21	16.22
30	18.04	17.06		17.71	16.73
31	18.97	17.67		18.32	17.34
32	19.51	18.54		19.19	18.22
33	20.42	19.14		19.78	18.81
34	21.27	19.67		20.63	19.35
35	21.84	20.56		21.20	20.25
36	22.45	20.90		21.83	20.59
37	23.09	21.59		22.49	20.98
38	23.86	22.11		22.69	21.52
39	24.60	22.61		23.18	21.76

Issue Age	Male/Unisex Tobacco	Male/Unisex Non-Tobacco	Female Tobacco	Female Non-Tobacco
40	24.60	22.61	23.18	21.76
41	25.92	23.80	24.33	22.75
42	27.76	25.39	26.18	24.33
43	29.79	26.88	27.94	25.47
44	32.08	28.64	29.66	26.25
45	34.14	30.18	30.61	27.05
46	36.08	31.59	31.64	27.92
47	38.02	32.82	32.70	28.84
48	39.95	34.10	33.83	29.82
49	42.15	35.46	35.02	30.84
50	45.43	37.59	36.95	32.54
51	47.67	39.18	38.30	33.72
52	50.67	40.87	39.74	34.99
53	53.40	42.67	41.26	36.34
54	56.94	44.61	42.87	37.77
55	59.67	46.68	44.56	39.30
56	60.00	48.87	46.36	40.92
57	60.00	51.23	48.23	42.65
58	60.00	53.74	50.27	44.51
59	60.00	56.43	52.47	46.52
60	60.00	59.33	54.85	48.69
61	60.00	60.00	57.41	51.04
62	60.00	60.00	60.00	53.56
63	60.00	60.00	60.00	56.29
64	60.00	60.00	60.00	59.23
65	60.00	60.00	60.00	60.00
66 and over	60.00	60.00	60.00	60.00

Appendix B

Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit Charge Tables

These charts show the surrender charge and annualized monthly per unit charge associated with the Inflation Fighter Rider Level Premium. These are based on a male, issue age 30, Preferred Elite rate class with an initial specified amount of $450,000.

The chart below shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled annual increases has a surrender charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The surrender charge declines rapidly over the first 10 Policy years, increases over the next 11 years, and grades down to zero over the next nine years.

[GRAPHIC]

The chart below shows the current Base Policy annualized monthly per unit charge and the annualized monthly per unit charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled increases has a monthly per unit charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The monthly per unit charge increases over the first 10 Policy years, has a significant drop at the start of year 11 then increases until the end of year 21. After year 21 the monthly per unit charge decreases each year until they become zero in years 31 and beyond.

[GRAPHIC]

Appendix C

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 72 on a Policy for an insured who is a 30 year old male in the Preferred Elite rate class, annual premium paid on the first day of each Policy year of $2,500, a $300,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration on page 73 is based on the same factors of those on page 72, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts we show for the death benefits, cash values and net surrender values take into account all Policy, subaccount and portfolio fees assessed under the Policy and the timing of those charges. The current illustration uses the current charges for a Policy and the guaranteed illustration uses the guaranteed charges for a Policy. These charges are:

(1)	the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 10 Policy years. We intend to reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+ but we do not guarantee that we will do so. We guarantee this charge to be no more than 0.90% annually for all Policy years;

(2)	estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.84% of the portfolios’ gross average daily net assets. The 0.84% gross average portfolio expense level assumes an equal allocation of amounts among the 33 subaccounts. We used annualized actual audited expenses incurred during 2003 for the portfolios to calculate the gross average annual expense level;

(3)	the premium expense charge (6% of all premium payments in the first 10 Policy years for Policies with a specified amount of less than $250,000 and 3.0% of all premium payments in the first 10 Policy years on Policies with specified amount of $250,000 - $499,999, and 2.5% of all premiums paid thereafter and cash value charges using the current monthly Policy charge; and

(4)	the surrender charge per $1,000 of the initial specified amount or each increase in specified amount (whether requested or generated by the Inflation Fighter Rider Level Premium) applied to full surrenders during the first 10 Policy years or during the first 10 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 10% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our office. (See prospectus back cover – Inquiries.)

WRL FREEDOM ELITE BUILDER® II

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 30

Specified Amount $300,000	Preferred Elite Class
Annual Premium $2,500	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)	0% (Gross) -0.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)
1	300,000	300,000	300,000	1,714	1,838	1,921
2	300,000	300,000	300,000	3,3,97	3,753	3,999
3	300,000	300,000	300,000	5,047	5,746	6,245
4	300,000	300,000	300,000	6,661	7,817	8,671
5	300,000	300,000	300,000	8,263	9,995	11,317
6	300,000	300,000	300,000	9,854	12,283	14,201
7	300,000	300,000	300,000	11,433	14,688	17,344
8	300,000	300,000	300,000	13,002	17,215	20,767
9	300,000	300,000	300,000	14,559	19,867	24,495
10	300,000	300,000	300,000	16,105	22,651	28,551
15	300,000	300,000	300,000	25,405	40,866	57,246
20	300,000	300,000	300,000	33,947	63,950	101,408
25	300,000	300,000	300,000	41,611	93,667	170,778
30 (Age 60)	300,000	300,000	372,997	47,449	130,931	278,356
35 (Age 65)	300,000	300,000	541,752	50,520	177,897	444,059
40 (Age 70)	300,000	300,000	810,253	49,376	238,183	698,494
45 (Age 75)	300,000	339,795	1,166,475	41,558	317,566	1,090,164
50 (Age 80)	300,000	441,021	1,780,739	22,476	420,020	1,695,942
55 (Age 85)	*	576,823	2,752,595	*	549,355	2,621,519
60 (Age 90)	*	746,594	4,226,753	*	711,042	4,025,479
65 (Age 95)	*	927,477	6,248,584	*	918,294	6,186,717
70 (Age 100)	*	1,194,894	9,604,773	*	1,194,894	9,604,773

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)	End of Policy Year	0% (Gross) -0.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)
1	—	—	—	20	33,947	63,950	101,408
2	—	—	—	25	41,611	93,667	170,778
3	543	1,242	1,741	30 (Age 60)	47,449	130,931	278,356
4	2,617	3,774	4,628	35 (Age 65)	50,520	177,897	444,059
5	4,782	6,514	7,836	40 (Age 70)	49,376	238,183	698,494
6	7,039	9,469	11,386	45 (Age 75)	41,558	317,566	1,090,164
7	9,386	12,641	15,297	50 (Age 80)	22,476	420,020	1,695,942
8	11,722	15,935	19,488	55 (Age 85)	*	549,355	2,621,519
9	14,047	19,355	23,983	60 (Age 90)	*	711,042	4,025,479
10	16,105	22,651	28,551	65 (Age 95)	*	918,294	6,186,717
15	25,405	40,866	57,246	70 (Age 100)	*	1,194,894	9,604,773

*	In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM ELITE BUILDER® II

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 30

Specified Amount $300,000	Preferred Elite Class
Annual Premium $2,500	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)	0% (Gross) -0.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)
1	300,000	300,000	300,000	1,664	1,786	1,867
2	300,000	300,000	300,000	3,294	3,643	3,885
3	300,000	300,000	300,000	4,890	5,574	6,063
4	300,000	300,000	300,000	6,301	7,425	8,257
5	300,000	300,000	300,000	7,669	9,338	10,614
6	300,000	300,000	300,000	8,993	11,312	13,147
7	300,000	300,000	300,000	10,270	13,347	15,867
8	300,000	300,000	300,000	11,493	15,437	18,781
9	300,000	300,000	300,000	12,661	17,584	21,905
10	300,000	300,000	300,000	13,770	19,786	25,253
15	300,000	300,000	300,000	19,752	33,238	47,797
20	300,000	300,000	300,000	23,584	48,189	79,928
25	300,000	300,000	300,000	24,294	64,075	126,097
30 (Age 60)	300,000	300,000	300,000	19,812	79,394	193,588
35 (Age 65)	300,000	300,000	360,257	6,484	91,511	295,292
40 (Age 70)	*	300,000	513,872	*	94,844	442,993
45 (Age 75)	*	300,000	703,592	*	77,006	657,563
50 (Age 80)	*	*	1,022,820	*	2,843	974,114
55 (Age 85)	*	*	1,491,567	*	*	1,420,540
60 (Age 90)	*	*	2,133,611	*	*	2,032,011
65 (Age 95)	*	*	2,953,775	*	*	2,924,530
70 (Age 100)	*	*	4,363,743	*	*	4,363,743

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)	End of Policy Year	0% (Gross) -0.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)
1	—	—	—	20	23,584	48,189	79,928
2	—	—	—	25	24,294	64,075	126,097
3	386	1,070	1,559	30 (Age 60)	19,812	79,394	193,588
4	2,258	3,382	4,213	35 (Age 65)	6,484	91,511	295,292
5	4,189	5,858	7,134	40 (Age 70)	*	94,844	442,993
6	6,178	8,497	10,332	45 (Age 75)	*	77,006	657,563
7	8,223	11,300	13,820	50 (Age 80)	*	2,843	974,114
8	10,214	14,158	17,502	55 (Age 85)	*	*	1,420,540
9	12,149	17,072	21,393	60 (Age 90)	*	*	2,032,011
10	13,770	19,786	25,253	65 (Age 95)	*	*	2,924,530
15	19,752	33,238	47,797	70 (Age 100)	*	*	4,363,743

*	In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our office at:

Western Reserve Life

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-851-9777

Facsimile: 1-727-299-1648

(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)

www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant’s file numbers are listed below.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

WRL FREEDOM ELITE BUILDER® II

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777

(727) 299-1800

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Elite Builder® II flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2004, by calling 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the administrative office at, Western Reserve Life, P.O. Box 5068, Clearwater, Florida 33758-5068. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the AEGON/Transamerica Series Fund, Inc. – Initial Class and Fidelity Variable Insurance Products Fund – Service Class 2 Shares.

i

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

attained age	The issue age, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The WRL Freedom Elite® Builder II variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on the schedule pages of your Policy.

insured	The person whose life is insured by this Policy.

issue age	The insured’s age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

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lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

minimum monthly guarantee premium	The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date	For a Policy issued to an insured ages 0-60, the no lapse date is the lesser of the 20th Policy anniversary or the insured’s attained age 65. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

office	Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

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Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the Policy date, plus the number of days in your state’s free-look period, plus five days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount is the amount shown on the Base Policy’s schedule pages that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy’s specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from the cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

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valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

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In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.

Changing the Owner	• Change the owner by providing written notice to us at our office at any time while the insured is alive and the Policy is in force.

• Change is effective as of the date that the written notice is accepted by us at our office.

• Changing the owner does not automatically change the beneficiary.

• Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

• We are not liable for payments we made before we received the written notice at our office.

Choosing the Beneficiary	• The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.

• If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

• If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

• If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner’s estate upon the insured’s death.

Changing the Beneficiary	• The owner changes the beneficiary by providing written notice to us at our office.

• Change is effective as of the date the owner signs the written notice.

• We are not liable for any payments we made before we received the written notice at our office.

Assigning the Policy	• The owner may assign Policy rights while the insured is alive.

• The owner retains any ownership rights that are not assigned.

• Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

• Claims under any assignment are subject to proof of interest and the extent of the assignment.

• We are not:

• bound by any assignment unless we receive a written notice of the assignment at our office;

• responsible for the validity of any assignment;

• liable for any payment we made before we received written notice of the assignment at our office; or

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• bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

• Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the tax test

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider Level Premium), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy or requested increase that requires evidence of insurability, has been in force during the insured’s lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be its cost of insurance charges and any per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured’s correct age and gender.

Modifying the Policy

Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

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Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds’ Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund’s Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Death Benefit

To qualify as “life insurance” under the federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

The “guideline premium” test limits the dollar amount of payments you may make under a Policy; no such legal limits apply under the “cash value accumulation” test although we may apply our own limits. The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy. You may not change tests. You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age. Under the cash value accumulation test the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage. The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment

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for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%);

•	the mortality tables we use; and

•	the specific payment option(s) you choose.

Option 1–Equal Monthly Installments for a Fixed Period	• We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
• We will stop making payments once we have made all the payments for the period selected.

Option 2–Equal Monthly Installments for Life (Life Income)	At your or the beneficiary’s direction, we will make equal monthly installments:
• only for the life of the payee, at the end of which payments will end; or
• for the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
• for the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3–Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	• We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
• Payments to the co-payee, if living, upon the payee’s death will equal either:
• the full amount paid to the payee before the payee’s death; or
• two-thirds of the amount paid to the payee before the payee’s death.
• All payments will cease upon the death of the co-payee.

Additional Information about Western Reserve and the Separate Account

Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Western Reserve’s office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

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Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of Ohio law pertaining to the Policy have been passed upon by Thomas E. Pierpan, Vice President, Senior Counsel and Assistant Secretary of Western Reserve.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with Western Reserve and AFSG Securities Corporation (“AFSG”), the principal underwriter of the Policy. Both AFSG and Western Reserve are indirect subsidiaries of AEGON U.S. Corporation. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. (“NASD”). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. The Principal Underwriting Agreement

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between AFSG and Western Reserve on behalf of its separate account went into effect May 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission paid to broker-dealers is expected to be, on average:

•	82% of all premiums you make during the first Policy year, plus

•	3% of all premiums you make during Policy years 2 – 10.

We will pay an additional trail commission of up to 0.30% of the Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. In addition, certain production, persistency and managerial bonuses may be paid.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

We intend to recoup commissions and other sales expenses through a portion of all the charges under the Policy. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to policyowners or the separate account.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

AFSG Securities Corporation, the principal underwriter for the Policy, will receive 12b-1 fees that equal 0.25% of average daily portfolio assets of the Fidelity VIP Fund portfolio shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Fund portfolios held for the Policies as compensation for providing certain recordkeeping services.

During fiscal years 2003, 2002 and 2001, AFSG received $67,236,938, $82,236,981, and $104,819,449, respectively, as sales compensation with respect to all Policies issued through the separate account. No amounts were retained by AFSG.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

•	the current cash value

•	the current net surrender value

•	the current death benefit

•	outstanding loans

•	any activity since the last report

•	projected values

•	investment experience of each subaccount

•	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

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Records

We will maintain all records relating to the separate account and the fixed account.

Independent Auditors

The accounting firm of Ernst & Young LLP, independent Auditors, provided audit services to the separate account and Western Reserve for the year ended December 31, 2003. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Western Reserve’s financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements and you should consider these financial statements and schedules only as bearing upon Western Reserve’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Western Reserve’s financial statements and schedules at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge will vary by the insured’s gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any requested increase in specified amount, and rate class. We currently place insureds into the following rate classes:

•	preferred elite;

•	preferred plus;

•	preferred;

•	non-tobacco;

•	preferred tobacco;

•	tobacco; and

•	juvenile – under 18.

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The preferred rate classes are not available for Policies issued with a specified amount at a level for which our underwriting requirements do not require a blood test. We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

IMSA

We are a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount’s performance to the performance of:

•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;

•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Western Reserve’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

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Index to Financial Statements

WRL Series Life Account:

Report of Independent Auditors, dated February 5, 2004
Statements of Assets and Liabilities at December 31, 2003
Statements of Operations for the year ended December 31, 2003
Statements of Changes in Net Assets for the years ended December 31, 2003 and 2002
Notes to the Financial Statements

Western Reserve Life Assurance Co. of Ohio

Report of Independent Auditors, dated February 13, 2004
Balance Sheets Statutory-Basis at December 31, 2003 and 2002
Statements of Operations Statutory-Basis for the years ended December 31, 2003, 2002 and 2001
Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2003, 2002 and 2001
Statements of Cash Flow Statutory-Basis for the years ended December 31, 2003, 2002 and 2001
Notes to Financial Statements—Statutory-Basis
Statutory-Basis Financial Statement Schedules

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REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contract Owners of the WRL Series Life Account

Western Reserve Life Assurance Company of Ohio

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Life Account (the Separate Account, a separate account of Western Reserve Life Assurance Co. of Ohio) as of December 31, 2003, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2003, by correspondence with the mutual fund’s transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Life Account at December 31, 2003, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

Des Moines, Iowa

February 5, 2004

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	WRL Transamerica Money Market Subaccount	WRL AEGON Bond Subaccount	WRL Janus Growth Subaccount	WRL Janus Global Subaccount	WRL LKCM Strategic Total Return Subaccount
Assets:
Investment in securities:
Number of shares	58,255	4,350	19,907	15,462	6,040

Cost	$58,255	$52,504	$959,155	$378,482	$91,470

Investment, at net asset value	$58,255	$54,858	$601,196	$250,788	$90,114
Dividend receivable	1	0	0	0	0
Transfers receivable from depositor	0	13	0	0	0

Total assets	58,256	54,871	601,196	250,788	90,114

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	94	0	376	91	122

Total liabilities	94	0	376	91	122

Net assets	$58,162	$54,871	$600,820	$250,697	$89,992

Net Assets Consists of:
Policy owners’ equity:
Class A	$58,117	$54,846	$600,794	$250,670	$89,992
Class B	20	0	0	0	0
Depositor’s equity:
Class A	0	0	0	0	0
Class B	25	25	26	27	0

Net assets applicable to units	$58,162	$54,871	$600,820	$250,697	$89,992

Policy owners’ units:
Class A	3,053	1,879	9,058	11,513	3,959
Class B	2	0	0	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	3	3	3	3	0
Total units outstanding:
Class A	3,053	1,879	9,058	11,513	3,959
Class B	5	3	3	3	0
Accumulation unit value:
Class A	$19.04	$29.19	$66.33	$21.77	$22.73
Class B	10.00	10.10	10.51	10.66	n/a

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	WRL Van Kampen Emerging Growth Subaccount	WRL Alger Aggressive Growth Subaccount	WRL Federated Growth & Income Subaccount	WRL Transamerica Value Balanced Subaccount	WRL PBHG/ NWQ Value Select Subaccount
Assets:
Investment in securities:
Number of shares	18,856	15,551	5,987	5,146	2,550

Cost	$464,632	$313,117	$86,995	$66,465	$33,932

Investment, at net asset value	$314,137	$225,020	$102,324	$63,867	$38,176
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	314,137	225,020	102,324	63,867	38,176

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	92	50	30	19	24

Total liabilities	92	50	30	19	24

Net assets	$314,045	$224,970	$102,294	$63,848	$38,152

Net Assets Consists of:
Policy owners’ equity:
Class A	$314,020	$224,970	$102,251	$63,822	$38,125
Class B	0	0	16	0	0
Depositor’s equity:
Class A	0	0	0	0	0
Class B	25	0	27	26	27

Net assets applicable to units outstanding	$314,045	$224,970	$102,294	$63,848	$38,152

Policy owners’ units:
Class A	9,926	10,274	3,433	3,397	2,229
Class B	0	0	1	0	0
Depositor’s units:
Class A	0	0	124	0	0
Class B	3	0	3	3	3
Total units outstanding:
Class A	9,926	10,274	3,557	3,397	2,229
Class B	3	0	4	3	3
Accumulation unit value:
Class A	$31.64	$21.90	$28.74	$18.79	$17.10
Class B	10.09	n/a	10.76	10.36	10.91

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	WRL American Century International Subaccount	WRL GE U.S. Equity Subaccount	WRL Third Avenue Value Subaccount	WRL Clarion Real Estate Securities Subaccount	WRL Marsico Growth Subaccount
Assets:
Investment in securities:
Number of shares	3,461	2,539	3,311	1,962	1,179

Cost	$25,047	$36,059	$46,831	$23,681	$8,920

Investment, at net asset value	$26,062	$33,486	$56,055	$29,595	$10,009
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	3	16	12	11	0

Total assets	26,065	33,502	56,067	29,606	10,009

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	4

Total liabilities	0	0	0	0	4

Net assets	$26,065	$33,502	$56,067	$29,606	$10,005

Net Assets Consists of:
Policy owners’ equity:
Class A	$26,065	$33,502	$56,041	$29,571	$9,980
Class B	0	0	0	8	0
Depositor’s equity:
Class A	0	0	0	0	0
Class B	0	0	26	27	25

Net assets applicable to units outstanding	$26,065	$33,502	$56,067	$29,606	$10,005

Policy owners’ units:
Class A	2,849	2,165	3,153	1,878	1,240
Class B	0	0	0	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	0	0	3	3	3
Total units outstanding:
Class A	2,849	2,165	3,153	1,878	1,240
Class B	0	0	3	3	3
Accumulation unit value:
Class A	$9.15	$15.47	$17.77	$15.75	$8.05
Class B	n/a	n/a	10.50	10.91	10.09

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	WRL Munder Net50 Subaccount	WRL T. Rowe Price Equity Income Subaccount	WRL T. Rowe Price Small Cap Subaccount	WRL Salomon All Cap Subaccount	WRL PBHG Mid Cap Growth Subaccount
Assets:
Investment in securities:
Number of shares	1,565	433	1,546	3,196	4,145

Cost	$10,703	$7,570	$15,114	$39,696	$51,542

Investment, at net asset value	$12,957	$8,217	$17,302	$41,735	$36,686
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	37	0	6	0	0

Total assets	12,994	8,217	17,308	41,735	36,686

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	17	0	6	4

Total liabilities	0	17	0	6	4

Net assets	$12,994	$8,200	$17,308	$41,729	$36,682

Net Assets Consists of:
Policy owners’ equity:
Class A	$12,963	$8,160	$17,274	$41,702	$36,682
Class B	6	13	8	0	0
Depositor’s equity:
Class A	0	0	0	0	0
Class B	25	27	26	27	0

Net assets applicable to units outstanding	$12,994	$8,200	$17,308	$41,729	$36,682

Policy owners’ units:
Class A	1,612	851	1,725	3,287	4,730
Class B	0	1	0	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	3	3	3	3	0
Total units outstanding:
Class A	1,612	851	1,725	3,287	4,730
Class B	3	4	3	3	0
Accumulation unit value:
Class A	$8.04	$9.59	$10.01	$12.69	$7.75
Class B	10.13	10.73	10.33	10.63	n/a

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	WRL Dreyfus Mid Cap Subaccount	WRL Great Companies- AmericaSM Subaccount	WRL Great Companies- TechnologySM Subaccount	WRL Templeton Great Companies Global Subaccount
Assets:
Investment in securities:
Number of shares	1,179	4,920	3,619	1,162

Cost	$13,357	$54,317	$12,438	$7,275

Investment, at net asset value	$15,245	$48,119	$14,366	$8,194
Dividend receivable	0	0	0	0
Transfers receivable from depositor	0	6	6	16

Total assets	15,245	48,125	14,372	8,210

Liabilities:
Accrued expenses	0	0	0	0
Transfers payable to depositor	18	0	0	0

Total liabilities	18	0	0	0

Net assets	$15,227	$48,125	$14,372	$8,210

Net Assets Consists of:
Policy owners’ equity:
Class A	$15,227	$47,907	$14,269	$8,158
Class B	0	0	0	8
Depositor’s equity:
Class A	0	191	77	17
Class B	0	27	26	27

Net assets applicable to units outstanding	$15,227	$48,125	$14,372	$8,210

Policy owners’ units:
Class A	1,250	5,011	3,715	1,190
Class B	0	0	0	0
Depositor’s units:
Class A	0	20	20	3
Class B	0	3	3	3
Total units outstanding:
Class A	1,250	5,031	3,735	1,193
Class B	0	3	3	3
Accumulation unit value:
Class A	$12.18	$9.56	$3.84	$6.86
Class B	n/a	10.61	10.35	10.73

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	WRL Asset Allocation- Conservative Portfolio Subaccount	WRL Asset Allocation- Moderate Portfolio Subaccount	WRL Asset Allocation- Moderate Growth Portfolio Subaccount	WRL Asset Allocation- Growth Portfolio Subaccount	WRL PIMCO Total Return Subaccount
Assets:
Investment in securities:
Number of shares	994	2,977	6,086	3,939	836

Cost	$9,275	$27,732	$56,264	$36,016	$8,789

Investment, at net asset value	$11,092	$32,714	$65,853	$42,028	$9,180
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	6	48	37	129	31

Total assets	11,098	32,762	65,890	42,157	9,211

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$11,098	$32,762	$65,890	$42,157	$9,211

Net Assets Consists of:
Policy owners’ equity:
Class A	$11,072	$32,736	$65,864	$42,131	$9,186
Class B	0	0	0	0	0
Depositor’s equity:
Class A	0	0	0	0	0
Class B	26	26	26	26	25

Net assets applicable to units outstanding	$11,098	$32,762	$65,890	$42,157	$9,211

Policy owners’ units:
Class A	1,006	3,021	6,171	4,002	837
Class B	0	0	0	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	3	3	3	3	3
Total units outstanding:
Class A	1,006	3,021	6,171	4,002	837
Class B	3	3	3	3	3
Accumulation unit value:
Class A	$11.01	$10.84	$10.67	$10.53	$10.98
Class B	10.39	10.43	10.50	10.58	10.14

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	WRL Janus Balanced Subaccount	WRL Transamerica Convertible Securities Subaccount	WRL Transamerica Equity Subaccount	WRL Transamerica Growth Opportunities Subaccount	WRL Capital Guardian Value Subaccount
Assets:
Investment in securities:
Number of shares	277	177	581	353	64

Cost	$2,674	$1,816	$9,018	$3,780	$991

Investment, at net asset value	$2,995	$2,038	$10,468	$4,437	$1,130
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	21	4	8

Total assets	2,995	2,038	10,489	4,441	1,138

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	2	3	0	0	0

Total liabilities	2	3	0	0	0

Net assets	$2,993	$2,035	$10,489	$4,441	$1,138

Net Assets Consists of:
Policy owners’ equity:
Class A	$2,967	$2,004	$10,463	$4,381	$1,078
Class B	0	5	0	8	7
Depositor’s equity:
Class A	0	0	0	26	26
Class B	26	26	26	26	27

Net assets applicable to units outstanding	$2,993	$2,035	$10,489	$4,441	$1,138

Policy owners’ units:
Class A	279	177	943	426	102
Class B	0	0	0	0	0
Depositor’s units:
Class A	0	0	0	3	3
Class B	3	3	3	3	3
Total units outstanding:
Class A	279	177	943	429	105
Class B	3	3	3	3	3
Accumulation unit value:
Class A	$10.65	$11.35	$11.09	$10.29	$10.55
Class B	10.37	10.27	10.49	10.49	10.81

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	WRL Transamerica U.S. Government Securities Subaccount	WRL J.P. Morgan Enhanced Index Subaccount	WRL MFS High Yield Subaccount	WRL Capital Guardian U.S. Equity Subaccount
Assets:
Investment in securities:
Number of shares	29	70	42	111

Cost	$355	$758	$415	$1,001

Investment, at net asset value	$357	$897	$436	$1,120
Dividend receivable	0	0	0	0
Transfers receivable from depositor	0	2	0	0

Total assets	357	899	436	1,120

Liabilities:
Accrued expenses	0	0	0	0
Transfers payable to depositor	0	0	2	0

Total liabilities	0	0	2	0

Net assets	$357	$899	$434	$1,120

Net Assets Consists of:
Policy owners’ equity:
Class A	$332	$846	$386	$1,093
Class B	0	0	0	0
Depositor’s equity:
Class A	0	26	22	27
Class B	25	27	26	0

Net assets applicable to units outstanding	$357	$899	$434	$1,120

Policy owners’ units:
Class A	31	81	35	100
Class B	0	0	0	0
Depositor’s units:
Class A	0	3	2	3
Class B	3	3	3	0
Total units outstanding:
Class A	31	84	37	103
Class B	3	3	3	0
Accumulation unit value:
Class A	$10.68	$10.37	$10.90	$10.87
Class B	10.09	10.67	10.34	0.00

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	Access U.S. Government Money Market Portfolio Subaccount	Potomac Dow 30 Plus Portfolio Subaccount	Potomac OTC Plus Portfolio Subaccount	Wells S&P REIT Index Portfolio Subaccount
Assets:
Investment in securities:
Number of shares	10,460	15	570	31

Cost	$10,460	$172	$6,812	$376

Investment, at net asset value	$10,460	$185	$7,050	$378
Dividend receivable	0	0	0	0
Transfers receivable from depositor	1,636	1	0	0

Total assets	12,096	186	7,050	378

Liabilities:
Accrued expenses	0	0	0	0
Transfers payable to depositor	0	0	1,664	0

Total liabilities	0	0	1,664	0

Net assets	$12,096	$186	$5,386	$378

Net Assets Consists of:
Policy owners’ equity:
Class A	$12,051	$135	$5,360	$328
Class B	0	0	0	0
Depositor’s equity:
Class A	20	24	0	24
Class B	25	27	26	26

Net assets applicable to units outstanding	$12,096	$186	$5,386	$378

Policy owners’ units:
Class A	1,212	11	428	27
Class B	0	0	0	0
Depositor’s units:
Class A	2	2	0	2
Class B	3	3	3	3
Total units outstanding:
Class A	1,214	13	428	29
Class B	3	3	3	3
Accumulation unit value:
Class A	$9.94	$12.15	$12.52	$12.24
Class B	9.99	10.82	10.31	10.57

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2003

(all amounts except per unit amounts in thousands)

	Fidelity VIP Growth Opportunities Portfolio Subaccount	Fidelity VIP Contrafund® Portfolio Subaccount	Fidelity VIP Equity-Income Portfolio Subaccount	Fidelity VIP Index 500 Portfolio Subaccount
Assets:
Investment in securities:
Number of shares	208	460	456	0

Cost	$2,730	$8,911	$9,338	$25

Investment, at net asset value	$3,119	$10,545	$10,481	$27
Dividend receivable	0	0	0	0
Transfers receivable from depositor	0	0	0	0

Total assets	3,119	10,545	10,481	27

Liabilities:
Accrued expenses	0	0	0	0
Transfers payable to depositor	16	62	21	0

Total liabilities	16	62	21	0

Net assets	$3,103	$10,483	$10,460	$27

Net Assets Consists of:
Policy owners’ equity:
Class A	$3,085	$10,460	$10,460	0
Class B	0	0	0	0
Depositor’s equity:
Class A	18	23	0	0
Class B	0	0	0	27

Net assets applicable to units outstanding	$3,103	$10,483	$10,460	$27

Policy owners’ units:
Class A	429	1,128	958	0
Class B	0	0	0	0
Depositor’s units:
Class A	3	3	0	0
Class B	0	0	0	3
Total units outstanding:
Class A	432	1,131	958	0
Class B	0	0	0	3
Accumulation unit value:
Class A	$7.18	$9.27	$10.92	n/a
Class B	n/a	n/a	n/a	$10.60

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

(all amounts in thousands)

	WRL Transamerica Money Market Subaccount	WRL AEGON Bond Subaccount	WRL Janus Growth Subaccount	WRL Janus Global Subaccount	WRL LKCM Strategic Total Return Subaccount
Investment Income:
Dividend income	$651	$2,746	$0	$0	$2,209

Expenses:
Mortality and expense risk:
Class A	721	555	4,796	2,001	736
Class B	0	0	0	0	0

Total expenses	721	555	4,796	2,001	736

Net investment income (loss)	(70)	2,191	(4,796)	(2,001)	1,473

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	0	1,263	(33,779)	(15,117)	(743)
Realized gain distributions	0	0	0	0	0
Change in unrealized appreciation (depreciation)	0	(1,431)	182,300	63,309	15,565

Net gain (loss) on investment securities	0	(168)	148,521	48,192	14,822

Net increase (decrease) in net assets resulting from operations	$(70)	$2,023	$143,725	$46,191	$16,295

	WRL Van Kampen Emerging Growth Subaccount	WRL Alger Aggressive Growth Subaccount	WRL Federated Growth & Income Subaccount	WRL Transamerica Value Balanced Subaccount	WRL PBHG/NWQ Value Select Subaccount
Investment Income:
Dividend	$0	$0	$3,760	$1,816	$270

Expenses:
Mortality and expense risk:
Class A	2,519	1,761	789	523	291
Class B	0	0	0	0	0

Total expenses	2,519	1,761	789	523	291

Net investment income (loss)	(2,519)	(1,761)	2,971	1,293	(21)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	(43,906)	(11,310)	822	(1,201)	(720)
Realized gain distributions	0	0	1,754	0	0
Change in unrealized appreciation (depreciation)	113,413	69,371	15,097	10,282	9,103

Net gain (loss) on investment securities	69,507	58,061	17,673	9,081	8,383

Net increase (decrease) in net assets resulting from operations	$66,988	$56,300	$20,644	$10,374	$8,362

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

(all amounts in thousands)

	WRL American Century International Subaccount	WRL GE U.S. Equity Subaccount	WRL Third Avenue Value Subaccount	WRL Clarion Real Estate Securities Subaccount	WRL Marsico Growth Subaccount
Investment Income:
Dividend income	$0	$178	$193	$539	$0

Expenses:
Mortality and expense risk:
Class A	159	264	386	207	56
Class B	0	0	0	0	0

Total expenses	159	264	386	207	56

Net investment income (loss)	(159)	(86)	(193)	332	(56)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	(719)	(900)	(21)	338	(209)
Realized gain distributions	0	0	0	84	0
Change in unrealized appreciation (depreciation)	6,076	6,933	14,177	6,335	1,650

Net gain (loss) on investment securities	5,357	6,033	14,156	6,757	1,441

Net increase (decrease) in net assets resulting from operations	$5,198	$5,947	$13,963	$7,089	$1,385

	WRL Munder Net50 Subaccount	WRL T. Rowe Price Equity Income Subaccount	WRL T. Rowe Price Small Cap Subaccount	WRL Salomon All Cap Subaccount	WRL PBHG Mid Cap Growth Subaccount
Investment Income:
Dividend income	$0	$103	$0	$127	$0

Expenses:
Mortality and expense risk:
Class A	62	51	96	294	279
Class B	0	0	0	0	0

Total expenses	62	51	96	294	279

Net investment income (loss)	(62)	52	(96)	(167)	(279)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	67	(4)	(252)	(572)	(3,304)
Realized gain distributions	0	34	0	0	0
Change in unrealized appreciation (depreciation)	2,441	1,358	3,785	10,649	10,870

Net gain (loss) on investment securities	2,508	1,388	3,533	10,077	7,566

Net increase (decrease) in net assets resulting from operations	$2,446	$1,440	$3,437	$9,910	$7,287

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

(all amounts in thousands)

	WRL Dreyfus Mid Cap Subaccount	WRL Great Companies- AmericaSM Subaccount	WRL Great Companies- TechnologySM Subaccount	WRL Templeton Great Companies Global Subaccount	WRL Asset Allocation- Conservative Portfolio Subaccount
Investment Income:
Dividend income	$13	$193	$0	$7	$12

Expenses:
Mortality and expense risk:
Class A	103	373	82	49	82
Class B	0	0	0	0	0

Total expenses	103	373	82	49	82

Net investment income (loss)	(90)	(180)	(82)	(42)	(70)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	(72)	(2,894)	(328)	(127)	301
Realized gain distributions	0	0	0	0	0
Change in unrealized appreciation (depreciation)	3,298	12,120	3,889	1,502	1,754

Net gain (loss) on investment securities	3,226	9,226	3,561	1,375	2,055

Net increase (decrease) in net assets resulting from operations	$3,136	$9,046	$3,479	$1,333	$1,985

	WRL Asset Allocation- Moderate Portfolio Subaccount	WRL Asset Allocation- Moderate Growth Portfolio Subaccount	WRL Asset Allocation- Growth Portfolio Subaccount	WRL PIMCO Total Return Subaccount	WRL Janus Balanced Subaccount
Investment Income:
Dividend income	$22	$53	$32	$113	$5

Expenses:
Mortality and expense risk:
Class A	189	322	176	87	25
Class B	0	0	0	0	0

Total expenses	189	322	176	87	25

Net investment income (loss)	(167)	(269)	(144)	26	(20)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	58	(106)	(53)	184	68
Realized gain distributions	0	0	0	23	0
Change in unrealized appreciation (depreciation)	5,041	9,797	6,224	97	326

Net gain (loss) on investment securities	5,099	9,691	6,171	304	394

Net increase (decrease) in net assets resulting from operations	$4,932	$9,422	$6,027	$330	$374

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

(all amounts in thousands)

	WRL Transamerica Convertible Securities Subaccount	WRL Transamerica Equity Subaccount	WRL Transamerica Growth Opportunities Subaccount	WRL Capital Guardian Value Subaccount
Investment Income:
Dividend income	$2	$0	$0	$4

Expenses:
Mortality and expense risk:
Class A	11	55	19	4
Class B	0	0	0	0

Total expenses	11	55	19	4

Net investment income (loss)	(9)	(55)	(19)	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	43	38	9	5
Realized gain distributions	0	0	0	0
Change in unrealized appreciation (depreciation)	225	1,759	667	164

Net gain (loss) on investment securities	268	1,797	676	169

Net increase (decrease) in net assets resulting from operations	$259	$1,742	$657	$169

	WRL Transamerica U.S. Government Securities Subaccount	WRL J.P. Morgan Enhanced Index Subaccount	WRL MFS High Yield Subaccount(1)	WRL Capital Guardian U.S. Equity Subaccount
Investment Income:
Dividend income	$8	$2	$1	$1

Expenses:
Mortality and expense risk:
Class A	3	4	1	4
Class B	0	0	0	0

Total expenses	3	4	1	4

Net investment income (loss)	5	(2)	0	(3)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	4	7	2	6
Realized gain distributions	0	0	0	0
Change in unrealized appreciation (depreciation)	(5)	144	21	133

Net gain (loss) on investment securities	(1)	151	23	139

Net increase (decrease) in net assets resulting from operations	$4	$149	$23	$136

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

(all amounts in thousands)

	Access U.S. Government Money Market Portfolio Subaccount(1)	Potomac Dow 30 Plus Portfolio Subaccount(1)	Potomac OTC Plus Portfolio Subaccount(1)	Wells S&P REIT Index Portfolio Subaccount(1)
Investment Income:
Dividend income	$0	$2	$124	$7

Expenses:
Mortality and expense risk:
Class A	60	0	15	0
Class B	0	0	0	0

Total expenses	60	0	15	0

Net investment income (loss)	(60)	2	109	7

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	0	3	389	2
Realized gain distributions	0	0	0	0
Change in unrealized appreciation (depreciation)	0	13	238	2

Net gain (loss) on investment securities	0	16	627	4

Net increase (decrease) in net assets resulting from operations	$(60)	$18	$736	$11

	Fidelity VIP Growth Opportunities Portfolio Subaccount	Fidelity VIP Contrafund® Portfolio Subaccount	Fidelity VIP Equity-Income Portfolio Subaccount	Fidelity VIP Index 500 Portfolio Subaccount(1)
Investment Income:
Dividend income	$9	$22	$114	$0

Expenses:
Mortality and expense risk:
Class A	21	73	72	0
Class B	0	0	0	0

Total expenses	21	73	72	0

Net investment income (loss)	(12)	(51)	42	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	(81)	(4)	(70)	0
Realized gain distributions	0	0	0	0
Change in unrealized appreciation (depreciation)	698	2,103	2,268	2

Net gain (loss) on investment securities	617	2,099	2,198	2

Net increase (decrease) in net assets resulting from operations	$605	$2,048	$2,240	$2

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL Transamerica Money Market Subaccount		WRL AEGON Bond Subaccount		WRL Janus Growth Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(70)	$470	$2,191	$1,536	$(4,796)	$(5,012)

Net gain (loss) on investment securities	0	0	(168)	2,773	148,521	(210,223)

Net increase (decrease) in net assets resulting from operations	(70)	470	2,023	4,309	143,725	(215,235)

Capital Unit Transactions:
Proceeds from units sold (transferred)	(15,163)	28,184	1,648	19,850	73,257	80,390

Less cost of units redeemed:
Administrative charges	7,684	7,315	6,124	4,658	61,192	67,288
Policy loans	1,160	1,698	492	514	848	0
Surrender benefits	10,881	8,517	3,311	2,237	26,849	22,526
Death benefits	293	153	209	148	1,306	996

	20,018	17,683	10,136	7,557	90,195	90,810

Increase (decrease) in net assets from capital unit transactions	(35,181)	10,501	(8,488)	12,293	(16,938)	(10,420)

Net increase (decrease) in net assets	(35,251)	10,971	(6,465)	16,602	126,787	(225,655)
Depositor’s equity contribution (net redemption)	25	0	25	0	25	0
Net Assets:
Beginning of period	93,388	82,417	61,311	44,709	474,008	699,663

End of period	$58,162	$93,388	$54,871	$61,311	$600,820	$474,008

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL Janus Global Subaccount		WRL LKCM Strategic Total Return Subaccount		WRL Van Kampen Emerging Growth Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(2,001)	$4,669	$1,473	$1,875	$(2,519)	$(2,535)

Net gain (loss) on investment securities	48,192	(87,647)	14,822	(12,681)	69,507	(127,784)

Net increase (decrease) in net assets resulting from operations	46,191	(82,978)	16,295	(10,806)	66,988	(130,319)

Capital Unit Transactions:
Proceeds from units sold (transferred)	23,498	28,004	6,170	8,019	43,552	45,407

Less cost of units redeemed:
Administrative charges	25,124	28,362	7,703	8,198	31,908	35,720
Policy loans	811	921	173	440	865	1,402
Surrender benefits	11,470	10,567	4,281	3,860	14,274	13,454
Death benefits	377	323	126	236	432	456

	37,782	40,173	12,283	12,734	47,479	51,032

Increase (decrease) in net assets from capital unit transactions	(14,284)	(12,169)	(6,113)	(4,715)	(3,927)	(5,625)

Net increase (decrease) in net assets	31,907	(95,147)	10,182	(15,521)	63,061	(135,944)
Depositor’s equity contribution (net redemption)	25	0	0	0	25	0
Net Assets:
Beginning of period	218,765	313,912	79,810	95,331	250,959	386,903

End of period	$250,697	$218,765	$89,992	$79,810	$314,045	$250,959

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL Alger Aggressive Growth Subaccount		WRL Federated Growth & Income Subaccount		WRL Transamerica Value Balanced Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(1,761)	$(1,818)	$2,971	$3,853	$1,293	$1,484

Net gain (loss) on investment securities	58,061	(86,865)	17,673	(4,864)	9,081	(10,499)

Net increase (decrease) in net assets resulting from operations	56,300	(88,683)	20,644	(1,011)	10,374	(9,015)

Capital Unit Transactions:
Proceeds from units sold (transferred)	38,628	40,020	15,781	33,512	7,399	31,611

Less cost of units redeemed:
Administrative charges	23,915	26,439	8,435	7,408	6,251	5,788
Policy loans	857	471	497	371	428	242
Surrender benefits	9,805	8,049	4,312	3,053	2,943	2,569
Death benefits	238	273	122	290	90	169

	34,815	35,232	13,366	11,122	9,712	8,768

Increase (decrease) in net assets from capital unit transactions	3,813	4,788	2,415	22,390	(2,313)	22,843

Net increase (decrease) in net assets	60,113	(83,895)	23,059	21,379	8,061	13,828
Depositor’s equity contribution (net redemption)	0	0	25	0	25	0
Net Assets:
Beginning of period	164,857	248,752	79,210	57,831	55,762	41,934

End of period	$224,970	$164,857	$102,294	$79,210	$63,848	$55,762

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL PBHG/NWQ Value Select Subaccount		WRL American Century International Subaccount		WRL GE U.S. Equity Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(21)	$412	$(159)	$(50)	$(86)	$(128)

Net gain (loss) on investment securities	8,383	(5,908)	5,357	(2,027)	6,033	(6,727)

Net increase (decrease) in net assets resulting from operations	8,362	(5,496)	5,198	(2,077)	5,947	(6,855)

Capital Unit Transactions:
Proceeds from units sold (transferred)	4,373	7,488	16,269	3,468	5,205	6,882

Less cost of units redeemed:
Administrative charges	3,107	3,168	2,329	1,298	3,101	3,283
Policy loans	139	162	127	22	206	95
Surrender benefits	1,563	1,177	900	265	1,076	851
Death benefits	88	86	20	15	41	44

	4,897	4,593	3,376	1,600	4,424	4,273

Increase (decrease) in net assets from capital unit transactions	(524)	2,895	12,893	1,868	781	2,609

Net increase (decrease) in net assets	7,838	(2,601)	18,091	(209)	6,728	(4,246)
Depositor’s equity contribution (net redemption)	25	0	0	0	0	0
Net Assets:
Beginning of period	30,289	32,890	7,974	8,183	26,774	31,020

End of period	$38,152	$30,289	$26,065	$7,974	$33,502	$26,774

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL Third Avenue Value Subaccount		WRL Clarion Real Estate Securities Subaccount		WRL Marsico Growth Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(193)	$358	$332	$145	$(56)	$(29)

Net gain (loss) on investment securities	14,156	(6,438)	6,757	(407)	1,441	(1,185)

Net increase (decrease) in net assets resulting from operations	13,963	(6,080)	7,089	(262)	1,385	(1,214)

Capital Unit Transactions:
Proceeds from units sold (transferred)	10,593	14,963	7,044	14,584	5,133	2,591

Less cost of units redeemed:
Administrative charges	3,944	3,735	2,546	1,838	710	538
Policy loans	153	301	154	91	7	3
Surrender benefits	2,027	1,400	1,392	660	283	117
Death benefits	46	136	24	68	2	5

	6,170	5,572	4,116	2,657	1,002	663

Increase (decrease) in net assets from capital unit transactions	4,423	9,391	2,928	11,927	4,131	1,928

Net increase (decrease) in net assets	18,386	3,311	10,017	11,665	5,516	714
Depositor’s equity contribution (net redemption)	25	0	25	0	25	0
Net Assets:
Beginning of period	37,656	34,345	19,564	7,899	4,464	3,750

End of period	$56,067	$37,656	$29,606	$19,564	$10,005	$4,464

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL Munder Net50 Subaccount		WRL T. Rowe Price Equity Income Subaccount		WRL T. Rowe Price Small Cap Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(62)	$(19)	$52	$(15)	$(96)	$(61)

Net gain (loss) on investment securities	2,508	(1,080)	1,388	(822)	3,533	(2,324)

Net increase (decrease) in net assets resulting from operations	2,446	(1,099)	1,440	(837)	3,437	(2,385)

Capital Unit Transactions:
Proceeds from units sold (transferred)	9,137	1,112	3,064	2,656	8,837	3,498

Less cost of units redeemed:
Administrative charges	698	317	645	519	1,107	878
Policy loans	32	0	31	25	21	76
Surrender benefits	314	57	246	93	526	324
Death benefits	9	4	1	7	4	0

	1,053	378	923	644	1,658	1,278

Increase (decrease) in net assets from capital unit transactions	8,084	734	2,141	2,012	7,179	2,220

Net increase (decrease) in net assets	10,530	(365)	3,581	1,175	10,616	(165)
Depositor’s equity contribution (net redemption)	25	0	25	0	25	0
Net Assets:
Beginning of period	2,439	2,804	4,594	3,419	6,667	6,832

End of period	$12,994	$2,439	$8,200	$4,594	$17,308	$6,667

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL Salomon All Cap Subaccount		WRL PBHG Mid Cap Growth Subaccount		WRL Dreyfus Mid Cap Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(167)	$52	$(279)	$(258)	$(90)	$(77)

Net gain (loss) on investment securities	10,077	(9,462)	7,566	(9,855)	3,226	(1,748)

Net increase (decrease) in net assets resulting from operations	9,910	(9,410)	7,287	(10,113)	3,136	(1,825)

Capital Unit Transactions:
Proceeds from units sold (transferred)	9,932	11,953	9,424	9,414	4,397	7,429

Less cost of units redeemed:
Administrative charges	4,066	4,191	4,442	5,227	1,161	956
Policy loans	111	144	163	164	77	20
Surrender benefits	1,501	941	1,388	744	562	442
Death benefits	43	210	37	32	4	13

	5,721	5,486	6,030	6,167	1,804	1,431

Increase (decrease) in net assets from capital unit transactions	4,211	6,467	3,394	3,247	2,593	5,998

Net increase (decrease) in net assets	14,121	(2,943)	10,681	(6,866)	5,729	4,173
Depositor’s equity contribution (net redemption)	25	0	0	0	0	0
Net Assets:
Beginning of period	27,583	30,526	26,001	32,867	9,498	5,325

End of period	$41,729	$27,583	$36,682	$26,001	$15,227	$9,498

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL Great Companies- AmericaSM Subaccount		WRL Great Companies- TechnologySM Subaccount		WRL Templeton Great Companies Global Subaccount
	December 31,		December 31,		December 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(180)	$(179)	$(82)	$(49)	$(42)	$(27)

Net gain (loss) on investment securities	9,226	(6,671)	3,561	(2,774)	1,375	(771)

Net increase (decrease) in net assets resulting from operations	9,046	(6,850)	3,479	(2,823)	1,333	(798)

Capital Unit Transactions:
Proceeds from units sold (transferred)	10,638	31,951	7,333	3,029	3,815	3,465

Less cost of units redeemed:
Administrative charges	5,300	4,060	1,105	908	762	647
Policy loans	395	545	43	0	21	29
Surrender benefits	2,070	833	505	246	261	139
Death benefits	55	34	7	4	3	6

	7,820	5,472	1,660	1,158	1,047	821

Increase (decrease) in net assets from capital unit transactions	2,818	26,479	5,673	1,871	2,768	2,644

Net increase (decrease) in net assets	11,864	19,629	9,152	(952)	4,101	1,846
Depositor’s equity contribution (net redemption)	25	0	25	0	25	0
Net Assets:
Beginning of period	36,236	16,607	5,195	6,147	4,084	2,238

End of period	$48,125	$36,236	$14,372	$5,195	$8,210	$4,084

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL Asset Allocation- Conservative Portfolio Subaccount		WRL Asset Allocation- Moderate Portfolio Subaccount		WRL Asset Allocation- Moderate Growth Portfolio Subaccount
	December 31,		December 31,		December 31,
	2003	2002(1)	2003	2002(1)	2003	2002(1)
Operations:
Net investment income (loss)	$(70)	$(13)	$(167)	$(30)	$(269)	$(38)

Net gain (loss) on investment securities	2,055	41	5,099	(98)	9,691	(247)

Net increase (decrease) in net assets resulting from operations	1,985	28	4,932	(128)	9,422	(285)

Capital Unit Transactions:
Proceeds from units sold (transferred)	6,155	4,723	21,158	11,575	50,465	16,346

Less cost of units redeemed:
Administrative charges	985	150	3,412	492	7,094	865
Policy loans	0	70	0	35	47	0
Surrender benefits	396	180	628	107	1,823	167
Death benefits	35	0	66	60	87	0

	1,416	400	4,106	694	9,051	1,032

Increase (decrease) in net assets from capital unit transactions	4,739	4,323	17,052	10,881	41,414	15,314

Net increase (decrease) in net assets	6,724	4,351	21,984	10,753	50,836	15,029
Depositor’s equity contribution (net redemption)	(2)	25	0	25	0	25
Net Assets:
Beginning of period	4,376	0	10,778	0	15,054	0

End of period	$11,098	$4,376	$32,762	$10,778	$65,890	$15,054

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL Asset Allocation- Growth Portfolio Subaccount		WRL PIMCO Total Return Subaccount		WRL Janus Balanced Subaccount
	December 31,		December 31,		December 31,
	2003	2002(1)	2003	2002(1)	2003	2002(1)
Operations:
Net investment income (loss)	$(144)	$(19)	$26	$(28)	$(20)	$(6)

Net gain (loss) on investment securities	6,171	(248)	304	332	394	(32)

Net increase (decrease) in net assets resulting from operations	6,027	(267)	330	304	374	(38)

Capital Unit Transactions:
Proceeds from units sold (transferred)	33,889	7,553	3,219	7,623	699	2,421

Less cost of units redeemed:
Administrative charges	3,838	472	1,059	304	309	73
Policy loans	31	0	18	109	0	0
Surrender benefits	636	88	623	161	88	6
Death benefits	5	0	11	2	2	10

	4,510	560	1,711	576	399	89

Increase (decrease) in net assets from capital unit transactions	29,379	6,993	1,508	7,047	300	2,332

Net increase (decrease) in net assets	35,406	6,726	1,838	7,351	674	2,294
Depositor’s equity contribution (net redemption)	0	25	(3)	25	0	25
Net Assets:
Beginning of period	6,751	0	7,376	0	2,319	0

End of period	$42,157	$6,751	$9,211	$7,376	$2,993	$2,319

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL Transamerica Convertible Securities Subaccount		WRL Transamerica Equity Subaccount		WRL Transamerica Growth Opportunities Subaccount
	December 31,		December 31,		December 31,
	2003	2002(1)	2003	2002(1)	2003	2002(1)
Operations:
Net investment income (loss)	$(9)	$(1)	$(55)	$(8)	$(19)	$(2)

Net gain (loss) on investment securities	268	(8)	1,797	(47)	676	(27)

Net increase (decrease) in net assets resulting from operations	259	(9)	1,742	(55)	657	(29)

Capital Unit Transactions:
Proceeds from units sold (transferred)	1,610	309	7,089	2,916	3,514	599

Less cost of units redeemed:
Administrative	116	13	639	80	173	25
Policy loans	1	0	8	0	30	0
Surrender benefits	27	1	465	23	98	13
Death benefits	0	0	10	2	6	5

	144	14	1,122	105	307	43

Increase (decrease) in net assets from capital unit transactions	1,466	295	5,967	2,811	3,207	556

Net increase (decrease) in net assets	1,725	286	7,709	2,756	3,864	527
Depositor’s equity contribution (net redemption)	(1)	25	(1)	25	25	25
Net Assets:
Beginning of period	311	0	2,781	0	552	0

End of period	$2,035	$311	$10,489	$2,781	$4,441	$552

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL Capital Guardian Value Subaccount		WRL Transamerica U.S. Government Securities Subaccount		WRL J.P. Morgan Enhanced Index Subaccount
	December 31,		December 31,		December 31,
	2003	2002(1)	2003	2002(1)	2003	2002(1)
Operations:
Net investment income (loss)	$0	$9	$5	$0	$(2)	$0

Net gain (loss) on investment securities	169	(61)	(1)	6	151	(5)

Net increase (decrease) in net assets resulting from operations	169	(52)	4	6	149	(5)

Capital Unit Transactions:
Proceeds from units sold (transferred)	809	217	179	195	708	33

Less cost of units redeemed:
Administrative charges	43	9	41	5	30	3
Policy loans	0	0	0	0	0	0
Surrender benefits	3	0	0	0	3	0
Death benefits	0	0	5	0	0	0

	46	9	46	5	33	3

Increase (decrease) in net assets from capital unit transactions	763	208	133	190	675	30

Net increase (decrease) in net assets	932	156	137	196	824	25
Depositor’s equity contribution (net redemption)	25	25	(1)	25	25	25
Net Assets:
Beginning of period	181	0	221	0	50	0

End of period	$1,138	$181	$357	$221	$899	$50

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	WRL MFS High Yield Subaccount	WRL Capital Guardian U.S. Equity Subaccount		Access U.S. Government Money Market Portfolio Subaccount
	December 31,	December 31,		December 31, 2003(1)
	2003(1)	2003	2002(1)
Operations:
Net investment income (loss)	$0	$(3)	$0	$(60)

Net gain (loss) on investment securities	23	139	(36)	0

Net increase (decrease) in net assets resulting from operations	23	136	(36)	(60)

Capital Unit Transactions:
Proceeds from units sold (transferred)	378	874	160	12,543

Less cost of units redeemed:
Administrative charges	11	28	5	282
Policy loans	0	0	0	20
Surrender benefits	1	6	0	130
Death benefits	0	0	0	0

	12	34	5	432

Increase (decrease) in net assets from capital unit transactions	366	840	155	12,111

Net increase (decrease) in net assets	389	976	119	12,051
Depositor’s equity contribution (net redemption)	45	0	25	45
Net Assets:
Beginning of period	0	144	0	0

End of period	$434	$1,120	$144	$12,096

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	Potomac Dow 30 Plus Portfolio Subaccount	Potomac OTC Plus Portfolio Subaccount	Wells S&P REIT Index Portfolio Subaccount	Fidelity VIP Growth Opportunities Portfolio Subaccount
	December 31, 2003(1)	December 31, 2003(1)	December 31, 2003(1)	December 31,
				2003	2002
Operations:
Net investment income (loss)	$2	$109	$7	$(12)	$(3)

Net gain (loss) on investment securities	16	627	4	617	(380)

Net increase (decrease) in net assets resulting from operations	18	736	11	605	(383)

Capital Unit Transactions:
Proceeds from units sold (transferred)	129	4,778	327	1,110	1,196

Less cost of units redeemed:
Administrative charges	4	65	3	338	301
Policy loans	0	3	0	0	18
Surrender benefits	1	78	1	117	39
Death benefits	0	7	0	2	7

	5	153	4	457	365

Increase (decrease) in net assets from capital unit transactions	124	4,625	323	653	831

Net increase (decrease) in net assets	142	5,361	334	1,258	448
Depositor’s equity contribution (net redemption)	44	25	44	0	0
Net Assets:
Beginning of period	0	0	0	1,845	1,397

End of period	$186	$5,386	$378	$3,103	$1,845

See accompanying notes.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended

(all amounts in thousands)

	Fidelity VIP Contrafund® Portfolio Subaccount		Fidelity VIP Equity-Income Portfolio Subaccount		Fidelity VIP Index 500 Portfolio Subaccount
	December 31,		December 31,		December 31, 2003(1)
	2003	2002	2003	2002
Operations:
Net investment income (loss)	$(51)	$(23)	$42	$25	$0

Net gain (loss) on investment securities	2,099	(624)	2,198	(1,165)	2

Net increase (decrease) in net assets resulting from operations	2,048	(647)	2,240	(1,140)	2

Capital Unit Transactions:
Proceeds from units sold (transferred)	3,243	4,843	3,348	4,084	0

Less cost of units redeemed:
Administrative charges	962	762	895	738	0
Policy loans	8	40	24	12	0
Surrender benefits	386	171	338	186	0
Death benefits	4	6	38	2	0

	1,360	979	1,295	938	0

Increase (decrease) in net assets from capital unit transactions	1,883	3,864	2,053	3,146	0

Net increase (decrease) in net assets	3,931	3,217	4,293	2,006	2
Depositor’s equity contribution (net redemption)	0	0	0	0	25
Net Assets:
Beginning of period	6,552	3,335	6,167	4,161	0

End of period	$10,483	$6,552	$10,460	$6,167	$27

See accompanying notes.

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS

At December 31, 2003

Note 1—Organization and Summary of Significant Accounting Policies

The WRL Series Life Account (the “Life Account”), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio (“WRL”, or the “depositor”) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account encompasses the following tax-deferred variable universal life Policies (the “Policies”) issued by WRL:

Class A:

WRL Financial Freedom Builder

WRL Freedom Elite

WRL Freedom Equity Protector

WRL Freedom Wealth Protector

WRL Freedom Elite Builder

WRL Freedom Elite Advisor

Class B:

WRL Xcelerator

The Life Account contains forty-six investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the “Portfolio”) of a Series Fund, which collectively is referred to as the “Fund”. The WRL Series Life Account contains six funds (collectively referred to as the “Funds”). Each fund is a registered management investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:

AEGON/Transamerica Series Fund, Inc. (“ATSF”)

Transamerica Money Market

AEGON Bond

Janus Growth

Janus Global

LKCM Strategic Total Return

Van Kampen Emerging Growth

Alger Aggressive Growth

Federated Growth & Income

Transamerica Value Balanced

PBHG/NWQ Value Select

American Century International

GE U.S. Equity

Third Avenue Value

Clarion Real Estate Securities

Marsico Growth

Munder Net50

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Salomon All Cap

PBHG Mid Cap Growth

Dreyfus Mid Cap

Great Companies-AmericaSM

Great Companies-TechnologySM

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Templeton Great Companies Global

Asset Allocation-Conservative Portfolio

Asset Allocation-Moderate Portfolio

Asset Allocation-Moderate Growth Portfolio

Asset Allocation-Growth Portfolio

PIMCO Total Return

Janus Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Growth Opportunities

Capital Guardian Value

Transamerica U.S. Government Securities

J.P. Morgan Enhanced Index

MFS High Yield

Capital Guardian U.S. Equity

Life Account classes A, and B invest in ATSF initial class shares.

Variable Insurance Products Fund (VIP) Service Class 2

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP 500 Index Portfolio

Access Variable Insurance Trust

Access U.S. Government Money Market Portfolio

Potomac Dow 30 Plus Portfolio

Potomac OTC Plus Portfolio

Wells S&P REIT Index Portfolio

The following portfolio names have changed:

Date	Portfolio	Formerly
5/01/03	Asset Allocation-Conservative Portfolio	Conservative Asset Allocation
5/01/03	Asset Allocation-Moderate Portfolio	Moderate Asset Allocation
5/01/03	Asset Allocation-Moderate Growth Portfolio	Moderately Aggressive Asset Allocation
5/01/03	Asset Allocation-Growth Portfolio	Aggressive Asset Allocation
9/15/03	Templeton Great Companies Global	Great Companies-Global(2)

In accordance with the shareholder approved agreements and plans of reorganization, the following mergers of the underlying fund occurred within 2003:

Date	Acquiring Fund	Acquired Fund
Mergers of portfolios within the AEGON/Transamerica Series Fund, Inc.:
4/30/03	Alger Aggressive Growth	Value Line Aggressive Growth
4/30/03	Transamerica Equity	LKCM Capital Growth
4/30/03	American Century International	Gabelli Global Growth
4/30/03	T. Rowe Price Equity Income	T. Rowe Price Dividend Growth

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

The AEGON/Transamerica Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with AEGON/Transamerica Fund Advisers, Inc. (ATFA) as investment adviser. Costs incurred in connection with the advisory services rendered by ATFA are paid by each Portfolio. ATFA has entered into sub-advisory agreements with various management companies (“Sub-Advisers”), some of which are affiliates of WRL. Each Sub-Adviser is compensated directly by ATFA. The other Funds have entered into participation agreements for each Portfolio with WRL.

Each period reported on within the financial statements reflects a full twelve month period except as follows:

Subaccount	Inception Date
WRL Marsico Growth	07/01/1999
WRL Munder Net50	07/01/1999
WRL T. Rowe Price Equity Income	07/01/1999
WRL T. Rowe Price Small Cap	07/01/1999
WRL Salomon All Cap	07/01/1999
WRL Great Companies—AmericaSM	05/01/2000
WRL Great Companies—TechnologySM	05/01/2000
WRL Templeton Great Companies Global	09/01/2000
WRL Asset Allocation—Conservative Portfolio	05/01/2002
WRL Asset Allocation—Moderate Portfolio	05/01/2002
WRL Asset Allocation—Moderate Growth Portfolio	05/01/2002
WRL Asset Allocation—Growth Portfolio	05/01/2002
WRL PIMCO Total Return	05/01/2002
WRL Janus Balanced	05/01/2002
WRL Transamerica Convertible Securities	05/01/2002
WRL Transamerica Equity	05/01/2002
WRL Transamerica Growth Opportunities	05/01/2002
WRL Capital Guardian Value	05/01/2002
WRL Transamerica U.S. Government Securities	05/01/2002
WRL J.P. Morgan Enhanced Index	05/01/2002
WRL MFS High Yield	05/01/2003
Access U.S. Government Money Market Portfolio	05/01/2003
Potomac Dow 30 Plus Portfolio	05/01/2003
Potomac OTC Plus Portfolio	05/01/2003
Wells S&P REIT Index Portfolio	05/01/2003
WRL PBHG Mid Cap Growth	07/01/1999
WRL Dreyfus Mid Cap	07/01/1999
WRL Capital Guardian U.S. Equity	05/01/2002
Fidelity VIP Growth Opportunities Portfolio	05/01/2000
Fidelity VIP Contrafund® Portfolio	05/01/2000
Fidelity VIP Equity-Income Portfolio	05/01/2000
Fidelity VIP Index 500 Portfolio	11/01/2003

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

On May 1, 2003, WRL made initial contributions totaling $100,000 to the Life Account. The respective amounts of the contributions and units received are as follows:

Subaccount	Contribution	Units
WRL MFS High Yield	$20,000	2,000
Access U.S. Government Money Market Portfolio	20,000	2,000
Potomac Dow 30 Plus Portfolio	20,000	2,000
Potomac OTC Plus Portfolio	20,000	2,000
Wells S&P REIT Index Portfolio	20,000	2,000

On November 1, 2003, WRL made initial contributions totaling $900,000 to the Life Account. The amounts of the contributions and units are as follows for Class B:

Subaccount	Contribution	Units
WRL Transamerica Money Market	$25,000	2,500
WRL AEGON Bond	25,000	2,500
WRL Janus Growth	25,000	2,500
WRL Janus Global	25,000	2,500
WRL Van Kampen Emerging Growth	25,000	2,500
WRL Federated Growth & Income	25,000	2,500
WRL Transamerica Value Balanced	25,000	2,500
WRL PBHG Value Select	25,000	2,500
WRL Third Avenue Select	25,000	2,500
WRL Clarion Real Estate Securities	25,000	2,500
WRL Marisco Growth	25,000	2,500
WRL Munder Net50	25,000	2,500
WRL T. Rowe Price Equity Income	25,000	2,500
WRL T. Rowe Price Small Cap	25,000	2,500
WRL Salomon All Cap	25,000	2,500
WRL Great Companies-AmericaSM	25,000	2,500
WRL Great Companies-TechnologySM	25,000	2,500
WRL Templeton Great Companies Global	25,000	2,500
WRL Asset Allocation-Conservative Portfolio	25,000	2,500
WRL Asset Allocation-Moderate Portfolio	25,000	2,500
WRL Asset Allocation-Moderate Growth Portfolio	25,000	2,500
WRL Asset Allocation-Growth Portfolio	25,000	2,500
WRL PIMCO Total Return	25,000	2,500
WRL Janus Balanced	25,000	2,500
WRL Transamerica Convertible Securities	25,000	2,500
WRL Transamerica Equity	25,000	2,500
WRL Transamerica Growth Opportunities	25,000	2,500
WRL Capital Guardian Value	25,000	2,500
WRL Transamerica U.S. Government Securities	25,000	2,500
WRL J.P. Morgan Enhanced Index	25,000	2,500
WRL MFS High Yield	25,000	2,500
Access U.S. Government Money Market Portfolio	25,000	2,500
Potomac Dow 30 Plus Portfolio	25,000	2,500

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Subaccount	Contribution	Units
Potomac OTC Plus Portfolio	25,000	2,500
Well S&P REIT Index Portfolio	25,000	2,500
Fidelity VIP Index 500 Portfolio	25,000	2,500

The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the “Policies”) issued by WRL. The Life Account’s equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value. The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A. Valuation of Investments and Securities Transactions

Investments in the Funds’ shares are valued at the closing net asset value (“NAV”) per share of the underlying Portfolio, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. Effective on May 1, 2003, the method to account for the cost of investments sold was changed to the average-cost method, formerly using a first-in, first-out basis. The net effect on Statements of Operations is no change to net increase (decrease) in net assets resulting from operations.

B. Federal Income Taxes

The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL, as long as earnings are credited under the policies. Accordingly, no provision for Federal income taxes has been made.

Note 2—Expenses and Related Party Transactions

Charges are assessed by WRL in connection with the issuance and administration of the Policies.

A. Policy Charges

Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B. Life Account Charges

A daily charge as a percentage of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. The following reflects the annual rate for daily charges as accessed by each Life Account class:

Class A	0.90%
Class B	0.75%

C. Related Party Transactions

ATFA is the investment adviser for the AEGON/Transamerica Series Fund, Inc. (“Fund”). The Fund has entered into annually renewable investment advisory agreements for each portfolio. The agreements provide for an advisory fee at the following annual rate to ATFA as a percentage of the average daily net assets of the portfolio.

Subaccount	Advisory Fee
Transamerica Money Market	0.35%
AEGON Bond	0.45%
Janus Growth	0.80%
Janus Global	0.80%
LKCM Strategic Total Return(1)	0.80%
Van Kampen Emerging Growth	0.80%
Alger Aggressive Growth	0.80%
Federated Growth & Income	0.75%
Transamerica Value Balanced	0.75%
PBHG/NWQ Value Select	0.80%
American Century International(2)	1.00%
GE U.S. Equity	0.775%
Third Avenue Value	0.80%
Clarion Real Estate Securities	0.80%
Marsico Growth(3)	0.80%
Munder Net50	0.90%
T. Rowe Price Equity Income	0.75%
T. Rowe Price Small Cap	0.75%
Salomon All Cap(4)	0.90%
PBHG Mid Cap Growth(4)	0.90%
Dreyfus Mid Cap(5)	0.85%
Great Companies-AmericaSM	0.80%
Great Companies-TechnologySM	0.80%
Templeton Great Companies Global	0.80%
Asset Allocation-Conservative Portfolio	0.10%
Asset Allocation-Moderate Portfolio	0.10%
Asset Allocation-Moderate Growth Portfolio	0.10%
Asset Allocation-Growth Portfolio	0.10%
PIMCO Total Return	0.70%
Janus Balanced(6)	0.90%
Transamerica Convertible Securities(7)	0.80%
Transamerica Equity	0.75%

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Subaccount	Advisory Fee
Transamerica Growth Opportunities	0.85%
Capital Guardian Value(8)	0.85%
Transamerica U.S. Government Securities	0.65%
J.P. Morgan Enhanced Index	0.75%
MFS High Yield	0.775%
Capital Guardian U.S. Equity(8)	0.85%

(1)	AEGON/Transamerica Advisers receives compensation for its services at 0.80% for the first $250 million of the portfolio’s average daily net assets; 0.775% of assets over $250 million up to $500 million: 0.75% of assets over $500 million up to $750 million; 0.70% of assets over $750 million up to $1 billion; and 0.60% of assets in excess of $1 billion.
(2)	AEGON/Transamerica Advisers receives compensation for its services at 1.00% for the first $50 million of the portfolio’s average daily net assets; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% of assets in excess of $1 billion.
(3)	AEGON/Transamerica Advisers receives compensation for its services at 0.80% for the first $250 million of the portfolio’s average daily net assets; 0.75% of assets over $250 million up to $500 million; 0.70% of assets over $500 million up to $1 billion; and 0.60% of assets in excess of $1 billion.
(4)	AEGON/Transamerica Advisers receives compensation for its services at 0.90% for the first $100 million of the portfolio’s average daily net assets; and 0.80% of assets in excess of $100 million.
(5)	AEGON/Transamerica Advisers receives compensation for its services at 0.85% for the first $100 million of the portfolio’s average daily net assets; and 0.80% of assets in excess of $100 million.
(6)	AEGON/Transamerica Advisers receives compensation for its services at 0.90% for the first $500 million of the portfolio’s average daily net assets; 0.85% of assets over $500 million up to $1 billion; and 0.80% of assets in excess of $1 billion.
(7)	AEGON/Transamerica Advisers receives compensation for its services at 0.80% for the first $500 million of the portfolio’s average daily net assets and 0.70% of assets in excess of $500 million.
(8)	AEGON/Transamerica Advisers receives compensation for its services at 0.85% for the first $300 million of the portfolio’s average daily net assets; 0.80% of assets over $300 million up to $500 million; and 0.775% of assets in excess of $500 million.

AEGON/Transamerica Fund Services, Inc. (“ATFS”) provides the Fund with administrative and transfer agency services. ATFS is a wholly-owned subsidiary of WRL. ATFA is directly owned by WRL (78%) and AUSA Holding Company (22%) both of which are indirect wholly-owned subsidiaries of AEGON NV., a holding company organized under the laws of the Netherlands.

Note 3—Dividend Distributions

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Note 4—Securities Transactions

Securities transactions for the year ended December 31, 2003 are as follows (in thousands):

Subaccount	Purchases of Securities	Proceeds from Sales of Securities
WRL Transamerica Money Market	$38,107	$73,260
WRL AEGON Bond	13,545	19,782
WRL Janus Growth	29,647	51,067
WRL Janus Global	8,465	24,646
WRL LKCM Strategic Total Return	3,851	8,366
WRL Van Kampen Emerging Growth	21,741	28,083
WRL Alger Aggressive Growth	22,343	20,268
WRL Federated Growth & Income	14,520	7,207
WRL Transamerica Value Balanced	5,353	6,312
WRL PBHG\NWQ Value Select	4,710	5,354
WRL American Century International	15,306	2,573
WRL GE U.S. Equity	4,336	3,645
WRL Third Avenue Value	8,367	4,157
WRL Clarion Real Estate Securities	7,677	4,147
WRL Marsico Growth	5,304	1,196
WRL Munder Net50	10,669	2,655
WRL T. Rowe Price Equity Income	2,956	682
WRL T. Rowe Price Small Cap	10,479	3,377
WRL Salomon All Cap	6,560	2,483
WRL PBHG Mid Cap Growth	6,574	3,436
WRL Dreyfus Mid Cap	4,284	1,765
WRL Great Companies-AmericaSM	6,547	3,871
WRL Great Companies-TechnologySM	8,618	2,960
WRL Templeton Great Companies Global	3,704	964
WRL Asset Allocation-Conservative Portfolio	7,896	3,089
WRL Asset Allocation-Moderate Portfolio	18,028	1,138
WRL Asset Allocation-Moderate Growth Portfolio	41,791	625
WRL Asset Allocation-Growth Portfolio	29,463	346
WRL PIMCO Total Return	6,317	4,798
WRL Janus Balanced	1,845	1,624
WRL Transamerica Convertible Securities	1,967	508
WRL Transamerica Equity	7,041	1,110
WRL Transamerica Growth Opportunities	3,429	220
WRL Capital Guardian Value	913	133
WRL Transamerica U.S. Government Securities	418	282
WRL J.P. Morgan Enhanced Index	784	88
WRL MFS High Yield	526	113
WRL Capital Guardian U.S. Equity	943	106
Access U.S. Government Money Market Portfolio	48,722	38,262
Potomac Dow 30 Plus Portfolio	326	157
Potomac OTC Plus Portfolio	39,092	32,669

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Subaccount	Purchases of Securities	Proceeds from Sales of Securities
Wells S&P REIT Index Portfolio	$462	$88
Fidelity VIP Growth Opportunities Portfolio	1,420	762
Fidelity VIP Contrafund® Portfolio	3,316	1,419
Fidelity VIP Equity-Income Portfolio	2,806	685
Fidelity VIP Index 500 Portfolio	25	0

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Note 5—Financial Highlights

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Transamerica Money Market Subaccount
Class A	12/31/2003		$19.06	$(0.02)	$0.00	$(0.02)	$19.04
	12/31/2002		18.95	0.11	0.00	0.11	19.06
	12/31/2001		18.39	0.56	0.00	0.56	18.95
	12/31/2000		17.49	0.90	0.00	0.90	18.39
	12/31/1999		16.83	0.66	0.00	0.66	17.49
Class B	12/31/2003	(1)	10.00	0.00	0.00	0.00	10.00

WRL AEGON Bond Subaccount
Class A	12/31/2003		28.24	1.02	(0.07)	0.95	29.19
	12/31/2002		25.91	0.82	1.51	2.33	28.24
	12/31/2001		24.19	(0.06)	1.78	1.72	25.91
	12/31/2000		22.01	1.04	1.14	2.18	24.19
	12/31/1999		22.89	1.13	(2.01)	(0.88)	22.01
Class B	12/31/2003	(1)	10.00	(0.01)	0.11	0.10	10.10

WRL Janus Growth Subaccount
Class A	12/31/2003		50.70	(0.52)	16.15	15.63	66.33
	12/31/2002		73.01	(0.53)	(21.78)	(22.31)	50.70
	12/31/2001		102.61	(0.73)	(28.87)	(29.60)	73.01
	12/31/2000		145.70	16.41	(59.50)	(43.09)	102.61
	12/31/1999		92.07	25.03	28.60	53.63	145.70
Class B	12/31/2003	(1)	10.00	(0.01)	0.52	0.51	10.51

WRL Janus Global Subaccount
Class A	12/31/2003		17.82	(0.17)	4.12	3.95	21.77
	12/31/2002		24.31	0.37	(6.86)	(6.49)	17.82
	12/31/2001		31.79	0.00	(7.48)	(7.48)	24.31
	12/31/2000		38.91	7.93	(15.05)	(7.12)	31.79
	12/31/1999		22.94	2.44	13.53	15.97	38.91
Class B	12/31/2003	(1)	10.00	(0.01)	0.67	0.66	10.66

WRL LKCM Strategic Total Return Subaccount
Class A	12/31/2003		18.71	0.36	3.66	4.02	22.73
	12/31/2002		21.10	0.42	(2.81)	(2.39)	18.71
	12/31/2001		21.77	(0.09)	(0.58)	(0.67)	21.10
	12/31/2000		22.82	1.63	(2.68)	(1.05)	21.77
	12/31/1999		20.55	1.68	0.59	2.27	22.82

WRL Van Kampen Emerging Growth Subaccount
Class A	12/31/2003		24.91	(0.25)	6.98	6.73	31.64
	12/31/2002		37.54	(0.25)	(12.38)	(12.63)	24.91
	12/31/2001		56.74	(0.35)	(18.85)	(19.20)	37.54
	12/31/2000		64.99	16.83	(25.08)	(8.25)	56.74
	12/31/1999		31.96	9.32	23.71	33.03	64.99
Class B	12/31/2003	(1)	10.00	(0.01)	0.10	0.09	10.09

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Transamerica Money Market Subaccount
Class A	12/31/2003		(0.11)%	$58,117	0.11%	0.90%
	12/31/2002		0.54	93,388	0.53	0.90
	12/31/2001		3.05	82,417	2.80	0.90
	12/31/2000		5.17	60,279	5.05	0.90
	12/31/1999		3.92	56,070	3.87	0.90
Class B	12/31/2003	(1)	(0.01)	45	0.11	0.75

WRL AEGON Bond Subaccount
Class A	12/31/2003		3.35	54,846	4.44	0.90
	12/31/2002		8.99	61,311	3.03	0.90
	12/31/2001		7.11	44,709	(0.24)	0.90
	12/31/2000		9.90	25,935	4.58	0.90
	12/31/1999		(3.81)	27,129	5.10	0.90
Class B	12/31/2003	(1)	1.00	25	0.00	0.75

WRL Janus Growth Subaccount
Class A	12/31/2003		30.82	600,794	0.00	0.90
	12/31/2002		(30.55)	474,008	(0.90)	0.90
	12/31/2001		(28.85)	699,663	(0.90)	0.90
	12/31/2000		(29.58)	961,015	11.75	0.90
	12/31/1999		58.25	1,353,957	22.67	0.90
Class B	12/31/2003	(1)	5.09	26	0.00	0.75

WRL Janus Global Subaccount
Class A	12/31/2003		22.15	250,670	0.00	0.90
	12/31/2002		(26.69)	218,765	1.78	0.90
	12/31/2001		23.53	313,912	0.01	0.90
	12/31/2000		(18.28)	410,109	20.55	0.90
	12/31/1999		69.58	451,498	9.07	0.90
Class B	12/31/2003	(1)	6.65	27	0.00	0.75

WRL LKCM Strategic Total Return Subaccount
Class A	12/31/2003		21.52	89,992	2.69	0.90
	12/31/2002		(11.35)	79,810	2.14	0.90
	12/31/2001		(3.06)	95,331	(0.44)	0.90
	12/31/2000		(4.62)	98,466	7.43	0.90
	12/31/1999		11.07	106,665	7.93	0.90

WRL Van Kampen Emerging Growth Subaccount
Class A	12/31/2003		27.01	314,020	0.00	0.90
	12/31/2002		(33.66)	250,959	(0.81)	0.90
	12/31/2001		(33.83)	386,903	(0.82)	0.90
	12/31/2000		(12.70)	580,202	23.62	0.90
	12/31/1999		103.33	608,130	23.19	0.90
Class B	12/31/2003	(1)	0.90	25	0.00	0.75

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Alger Aggressive Growth Subaccount
Class A	12/31/2003		$16.37	$(0.17)	$5.70	$5.53	$21.90
	12/31/2002		25.17	(0.18)	(8.62)	(8.80)	16.37
	12/31/2001		30.40	(0.23)	(5.00)	(5.23)	25.17
	12/31/2000		44.67	4.76	(19.03)	(14.27)	30.40
	12/31/1999		26.67	4.90	13.10	18.00	44.67

WRL Federated Growth & Income Subaccount
Class A	12/31/2003		22.86	0.85	5.03	5.88	28.74
	12/31/2002		22.85	1.20	(1.19)	0.01	22.86
	12/31/2001		19.93	0.21	2.71	2.92	22.85
	12/31/2000		15.57	0.85	3.51	4.36	19.93
	12/31/1999		16.44	1.05	(1.92)	(0.87)	15.57
Class B	12/31/2003	(1)	10.00	(0.01)	0.77	0.76	10.76

WRL Transamerica Value Balanced Subaccount
Class A	12/31/2003		15.77	0.37	2.65	3.02	18.79
	12/31/2002		18.47	0.47	(3.17)	(2.70)	15.77
	12/31/2001		18.19	0.10	0.18	0.28	18.47
	12/31/2000		15.66	1.20	1.33	2.53	18.19
	12/31/1999		16.74	0.41	(1.49)	(1.08)	15.66
Class B	12/31/2003	(1)	10.00	(0.01)	0.37	0.36	10.36

WRL PBHG/NWQ Value Select Subaccount
Class A	12/31/2003		13.30	(0.01)	3.81	3.80	17.10
	12/31/2002		15.64	0.19	(2.53)	(2.34)	13.30
	12/31/2001		16.07	(0.12)	(0.31)	(0.43)	15.64
	12/31/2000		14.08	0.23	1.76	1.99	16.07
	12/31/1999		13.16	0.20	0.72	0.92	14.08
Class B	12/31/2003	(1)	10.00	(0.01)	0.92	0.91	10.91

WRL American Century International Subaccount
Class A	12/31/2003		7.37	(0.07)	1.85	1.78	9.15
	12/31/2002		9.43	(0.05)	(2.01)	(2.06)	7.37
	12/31/2001		12.43	0.25	(3.25)	(3.00)	9.43
	12/31/2000		14.76	2.00	(4.33)	(2.33)	12.43
	12/31/1999		11.92	0.62	2.22	2.84	14.76

WRL GE U.S. Equity Subaccount
Class A	12/31/2003		12.70	(0.04)	2.81	2.77	15.47
	12/31/2002		15.97	(0.06)	(3.21)	(3.27)	12.70
	12/31/2001		17.69	(0.12)	(1.60)	(1.72)	15.97
	12/31/2000		17.99	0.68	(0.98)	(0.30)	17.69
	12/31/1999		15.33	1.38	1.28	2.66	17.99

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Alger Aggressive Growth Subaccount
Class A	12/31/2003		33.78%	$224,970	0.00%	0.90%
	12/31/2002		(34.98)	164,857	(0.90)	0.90
	12/31/2001		(17.20)	248,752	(0.90)	0.90
	12/31/2000		(31.94)	280,172	11.65	0.90
	12/31/1999		67.52	354,178	15.54	0.90

WRL Federated Growth & Income Subaccount
Class A	12/31/2003		25.71	102,251	4.27	0.90
	12/31/2002		0.06	79,210	5.21	0.90
	12/31/2001		14.67	57,831	0.95	0.90
	12/31/2000		28.01	26,883	5.00	0.90
	12/31/1999		(5.31)	17,389	6.51	0.90
Class B	12/31/2003	(1)	7.62	43	0.00	0.75

WRL Transamerica Value Balanced Subaccount
Class A	12/31/2003		19.09	63,822	3.11	0.90
	12/31/2002		(14.59)	55,762	2.86	0.90
	12/31/2001		1.54	41,934	0.55	0.90
	12/31/2000		16.16	34,213	7.33	0.90
	12/31/1999		(6.48)	33,317	2.50	0.90
Class B	12/31/2003	(1)	3.63	26	0.00	0.75

WRL PBHG/NWQ Value Select Subaccount
Class A	12/31/2003		28.62	38,125	0.83	0.90
	12/31/2002		(14.98)	30,289	1.28	0.90
	12/31/2001		(2.68)	32,890	(0.75)	0.90
	12/31/2000		14.17	28,888	1.58	0.90
	12/31/1999		6.98	26,678	1.42	0.90
Class B	12/31/2003	(1)	9.13	27	0.00	0.75

WRL American Century International Subaccount
Class A	12/31/2003		24.17	26,065	0.00	0.90
	12/31/2002		(21.89)	7,974	(0.59)	0.90
	12/31/2001		(24.12)	8,183	2.40	0.90
	12/31/2000		(15.75)	7,944	15.54	0.90
	12/31/1999		23.84	7,013	5.09	0.90

WRL GE U.S. Equity Subaccount
Class A	12/31/2003		21.86	33,502	0.60	0.90
	12/31/2002		(20.52)	26,774	(0.44)	0.90
	12/31/2001		(9.69)	31,020	(0.72)	0.90
	12/31/2000		(1.67)	29,771	3.81	0.90
	12/31/1999		17.35	26,416	8.27	0.90

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Third Avenue Value Subaccount
Class A	12/31/2003		$13.07	$(0.07)	$4.77	$4.70	$17.77
	12/31/2002		14.96	0.13	(2.02)	(1.89)	13.07
	12/31/2001		14.22	(0.11)	0.85	0.74	14.96
	12/31/2000		10.59	0.60	3.03	3.63	14.22
	12/31/1999		9.23	0.19	1.17	1.36	10.59
Class B	12/31/2003	(1)	10.00	(0.01)	0.51	0.50	10.50

WRL Clarion Real Estate Securities Subaccount
Class A	12/31/2003		11.71	0.19	3.85	4.04	15.75
	12/31/2002		11.40	0.12	0.19	0.31	11.71
	12/31/2001		10.36	0.21	0.83	1.04	11.40
	12/31/2000		8.06	0.10	2.20	2.30	10.36
	12/31/1999		8.46	0.07	(0.47)	(0.40)	8.06
Class B	12/31/2003	(1)	10.00	(0.01)	0.92	0.91	10.91

WRL Marsico Growth Subaccount
Class A	12/31/2003		6.43	(0.07)	1.69	1.62	8.05
	12/31/2002		8.76	(0.06)	(2.27)	(2.33)	6.43
	12/31/2001		10.29	(0.01)	(1.52)	(1.53)	8.76
	12/31/2000		11.29	0.06	(1.06)	(1.00)	10.29
	12/31/1999	(1)	10.00	(0.05)	1.34	1.29	11.29
Class B	12/31/2003	(1)	10.00	(0.01)	0.10	0.09	10.09

WRL Munder Net50 Subaccount
Class A	12/31/2003		4.87	(0.06)	3.23	3.17	8.04
	12/31/2002		7.98	(0.05)	(3.06)	(3.11)	4.87
	12/31/2001		10.80	(0.03)	(2.79)	(2.82)	7.98
	12/31/2000		10.92	0.22	(0.34)	(0.12)	10.80
	12/31/1999	(1)	10.00	0.76	0.16	0.92	10.92
Class B	12/31/2003	(1)	10.00	(0.01)	0.14	0.13	10.13

WRL T. Rowe Price Equity Income Subaccount
Class A	12/31/2003		7.62	0.07	1.90	1.97	9.59
	12/31/2002		9.48	(0.03)	(1.83)	(1.86)	7.62
	12/31/2001		9.98	(0.08)	(0.42)	(0.50)	9.48
	12/31/2000		9.16	(0.04)	0.86	0.82	9.98
	12/31/1999	(1)	10.00	(0.04)	(0.80)	(0.84)	9.16
Class B	12/31/2003	(1)	10.00	(0.01)	0.74	0.73	10.73

WRL T. Rowe Price Small Cap Subaccount
Class A	12/31/2003		7.20	(0.08)	2.89	2.81	10.01
	12/31/2002		9.99	(0.07)	(2.72)	(2.79)	7.20
	12/31/2001		11.17	(0.09)	(1.09)	(1.18)	9.99
	12/31/2000		12.31	0.04	(1.18)	(1.14)	11.17
	12/31/1999	(1)	10.00	0.41	1.90	2.31	12.31
Class B	12/31/2003	(1)	10.00	(0.01)	0.34	0.33	10.33

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Third Avenue Value Subaccount
Class A	12/31/2003		36.04%	$56,041	0.45%	0.90%
	12/31/2002		(12.66)	37,656	0.92	0.90
	12/31/2001		5.22	34,345	(0.78)	0.90
	12/31/2000		34.26	16,735	4.53	0.90
	12/31/1999		14.68	3,411	1.98	0.90
Class B	12/31/2003	(1)	4.96	26	0.00	0.75

WRL Clarion Real Estate Securities Subaccount
Class A	12/31/2003		34.53	29,571	2.69	0.90
	12/31/2002		2.67	19,564	0.99	0.90
	12/31/2001		10.06	7,899	1.92	0.90
	12/31/2000		28.46	2,476	1.07	0.90
	12/31/1999		(4.63)	627	0.95	0.90
Class B	12/31/2003	(1)	9.06	35	0.00	0.75

WRL Marsico Growth Subaccount
Class A	12/31/2003		0.94	9,980	0.00	0.90
	12/31/2002		(26.64)	4,464	(0.79)	0.90
	12/31/2001		(14.86)	3,750	(0.08)	0.90
	12/31/2000		(8.84)	1,627	0.59	0.90
	12/31/1999	(1)	12.91	977	(0.90)	0.90
Class B	12/31/2003	(1)	0.90	25	0.00	0.75

WRL Munder Net50 Subaccount
Class A	12/31/2003		65.12	12,963	0.00	0.90
	12/31/2002		(38.97)	2,439	(0.90)	0.90
	12/31/2001		(26.09)	2,804	(0.29)	0.90
	12/31/2000		(1.15)	862	2.00	0.90
	12/31/1999	(1)	9.23	344	15.66	0.90
Class B	12/31/2003	(1)	1.34	31	0.00	0.75

WRL T. Rowe Price Equity Income Subaccount
Class A	12/31/2003		25.73	8,160	1.79	0.90
	12/31/2002		(19.54)	4,594	(0.38)	0.90
	12/31/2001		(5.02)	3,419	(0.90)	0.90
	12/31/2000		8.89	985	(0.42)	0.90
	12/31/1999	(1)	(8.37)	501	(0.90)	0.90
Class B	12/31/2003	(1)	7.35	40	0.00	0.75

WRL T. Rowe Price Small Cap Subaccount
Class A	12/31/2003		39.15	17,274	0.00	0.90
	12/31/2002		(28.00)	6,667	(0.90)	0.90
	12/31/2001		(10.52)	6,832	(0.90)	0.90
	12/31/2000		(9.27)	2,568	0.29	0.90
	12/31/1999	(1)	23.09	925	8.13	0.90
Class B	12/31/2003	(1)	3.29	34	0.00	0.75

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Salomon All Cap Subaccount
Class A	12/31/2003		$9.47	$(0.05)	$3.27	$3.22	$12.69
	12/31/2002		12.70	0.02	(3.25)	(3.23)	9.47
	12/31/2001		12.55	0.11	0.04	0.15	12.70
	12/31/2000		10.70	0.23	1.62	1.85	12.55
	12/31/1999	(1)	10.00	0.40	0.30	0.70	10.70
Class B	12/31/2003	(1)	10.00	(0.01)	0.64	0.63	10.63

WRL PBHG Mid Cap Growth Subaccount
Class A	12/31/2003		6.11	(0.06)	1.70	1.64	7.75
	12/31/2002		8.61	(0.06)	(2.44)	(2.50)	6.11
	12/31/2001		13.56	(0.09)	(4.86)	(4.95)	8.61
	12/31/2000		15.98	0.04	(2.46)	(2.42)	13.56
	12/31/1999	(1)	10.00	0.04	5.94	5.98	15.98

WRL Dreyfus Mid Cap Subaccount
Class A	12/31/2003		9.35	(0.08)	2.91	2.83	12.18
	12/31/2002		10.81	(0.09)	(1.37)	(1.46)	9.35
	12/31/2001		11.35	0.05	(0.59)	(0.54)	10.81
	12/31/2000		10.14	0.23	0.98	1.21	11.35
	12/31/1999	(1)	10.00	(0.04)	0.18	0.14	10.14

WRL Great Companies-AmericaSM Subaccount
Class A	12/31/2003		7.74	(0.04)	1.86	1.82	9.56
	12/31/2002		9.84	(0.05)	(2.05)	(2.10)	7.74
	12/31/2001		11.31	(0.05)	(1.42)	(1.47)	9.84
	12/31/2000	(1)	10.00	(0.06)	1.37	1.31	11.31
Class B	12/31/2003	(1)	10.00	(0.01)	0.62	0.61	10.61

WRL Great Companies-TechnologySM Subaccount
Class A	12/31/2003		2.57	(0.03)	1.30	1.27	3.84
	12/31/2002		4.19	(0.03)	(1.59)	(1.62)	2.57
	12/31/2001		6.70	(0.04)	(2.47)	(2.51)	4.19
	12/31/2000	(1)	10.00	(0.05)	(3.25)	(3.30)	6.70
Class B	12/31/2003	(1)	10.00	(0.01)	0.36	0.35	10.35

WRL Templeton Great Companies Global Subaccount
Class A	12/31/2003		5.46	(0.05)	1.45	1.40	6.86
	12/31/2002		7.02	(0.05)	(1.51)	(1.56)	5.46
	12/31/2001		8.52	(0.06)	(1.44)	(1.50)	7.02
	12/31/2000	(1)	10.00	(0.03)	(1.45)	(1.48)	8.52
Class B	12/31/2003	(1)	10.00	(0.01)	0.74	0.73	10.73

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Salomon All Cap Subaccount
Class A	12/31/2003		33.95%	$41,702	0.39%	0.90%
	12/31/2002		(25.39)	27,583	0.36	0.90
	12/31/2001		1.18	30,526	0.89	0.90
	12/31/2000		17.24	8,072	1.91	0.90
	12/31/1999	(1)	7.02	383	8.07	0.90
Class B	12/31/2003	(1)	6.31	27	0.00	0.75

WRL PBHG Mid Cap Growth Subaccount
Class A	12/31/2003		26.93	36,682	0.00	0.90
	12/31/2002		(29.03)	26,001	(0.90)	0.90
	12/31/2001		(36.50)	32,867	(0.90)	0.90
	12/31/2000		(15.16)	39,702	0.25	0.90
	12/31/1999	(1)	59.78	5,065	0.62	0.90

WRL Dreyfus Mid Cap Subaccount
Class A	12/31/2003		30.25	15,227	0.11	0.90
	12/31/2002		(13.50)	9,498	(0.85)	0.90
	12/31/2001		(4.80)	5,325	0.44	0.90
	12/31/2000		11.91	1,811	2.02	0.90
	12/31/1999	(1)	1.44	337	(0.90)	0.90

WRL Great Companies-AmericaSM Subaccount
Class A	12/31/2003		23.56	48,098	0.46	0.90
	12/31/2002		(21.40)	36,236	(0.62)	0.90
	12/31/2001		(12.98)	16,607	(0.56)	0.90
	12/31/2000	(1)	13.12	8,491	(0.90)	0.90
Class B	12/31/2003	(1)	6.06	27	0.00	0.75

WRL Great Companies-TechnologySM Subaccount
Class A	12/31/2003		49.61	14,346	0.00	0.90
	12/31/2002		(38.67)	5,195	(0.90)	0.90
	12/31/2001		(37.51)	6,147	(0.90)	0.90
	12/31/2000	(1)	(33.01)	2,788	(0.90)	0.90
Class B	12/31/2003	(1)	3.53	26	0.00	0.75

WRL Templeton Great Companies Global Subaccount
Class A	12/31/2003		25.60	8,175	0.13	0.90
	12/31/2002		(22.21)	4,084	(0.85)	0.90
	12/31/2001		(17.58)	2,238	(0.90)	0.90
	12/31/2000	(1)	(14.84)	494	(0.90)	0.90
Class B	12/31/2003	(1)	7.34	35	0.00	0.75

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Asset Allocation-Conservative Portfolio Subaccount
Class A	12/31/2003		$9.04	$(0.08)	$2.05	$1.97	$11.01
	12/31/2002	(1)	10.00	(0.05)	(0.91)	(0.96)	9.04
Class B	12/31/2003	(1)	10.00	(0.01)	0.40	0.39	10.39

WRL Asset Allocation-Moderate Portfolio Subaccount
Class A	12/31/2003		8.76	(0.08)	2.16	2.08	10.84
	12/31/2002	(1)	10.00	(0.05)	(1.19)	(1.24)	8.76
Class B	12/31/2003	(1)	10.00	(0.01)	0.44	0.43	10.43

WRL Asset Allocation-Moderate Growth Portfolio Subaccount
Class A	12/31/2003		8.47	(0.07)	2.27	2.20	10.67
	12/31/2002	(1)	10.00	(0.05)	(1.48)	(1.53)	8.47
Class B	12/31/2003	(1)	10.00	(0.01)	0.51	0.50	10.50

WRL Asset Allocation-Growth Portfolio Subaccount
Class A	12/31/2003		8.12	(0.07)	2.48	2.41	10.53
	12/31/2002	(1)	10.00	(0.05)	(1.83)	(1.88)	8.12
Class B	12/31/2003	(1)	10.00	(0.01)	0.59	0.58	10.58

WRL PIMCO Total Return Subaccount
Class A	12/31/2003		10.56	0.03	0.39	0.42	10.98
	12/31/2002	(1)	10.00	(0.06)	0.62	0.56	10.56
Class B	12/31/2003	(1)	10.00	(0.01)	0.15	0.14	10.14

WRL Janus Balanced Subaccount
Class A	12/31/2003		9.43	(0.07)	1.29	1.22	10.65
	12/31/2002	(1)	10.00	(0.05)	(0.52)	(0.57)	9.43
Class B	12/31/2003	(1)	10.00	(0.01)	0.38	0.37	10.37

WRL Transamerica Convertible Securities Subaccount
Class A	12/31/2003		9.26	(0.08)	2.17	2.09	11.35
	12/31/2002	(1)	10.00	(0.05)	(0.69)	(0.74)	9.26
Class B	12/31/2003	(1)	10.00	(0.01)	0.28	0.27	10.27

WRL Transamerica Equity Subaccount
Class A	12/31/2003		8.53	(0.09)	2.65	2.56	11.09
	12/31/2002	(1)	10.00	(0.05)	(1.42)	(1.47)	8.53
Class B	12/31/2003	(1)	10.00	(0.01)	0.50	0.49	10.49

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Asset Allocation-Conservative Portfolio Subaccount
Class A	12/31/2003		21.82%	$11,072	0.13%	0.90%
	12/31/2002	(1)	(9.65)	4,376	(0.90)	0.90
Class B	12/31/2003	(1)	3.88	26	0.00	0.75

WRL Asset Allocation-Moderate Portfolio Subaccount
Class A	12/31/2003		23.75	32,736	0.11	0.90
	12/31/2002	(1)	(12.43)	10,778	(0.90)	0.90
Class B	12/31/2003	(1)	4.34	26	0.00	0.75

WRL Asset Allocation-Moderate Growth Portfolio Subaccount
Class A	12/31/2003		26.03	65,864	0.15	0.90
	12/31/2002	(1)	(15.31)	15,054	(0.90)	0.90
Class B	12/31/2003	(1)	5.02	26	0.00	0.75

WRL Asset Allocation-Growth Portfolio Subaccount
Class A	12/31/2003		29.63	42,131	0.16	0.90
	12/31/2002	(1)	(18.79)	6,751	(0.90)	0.90
Class B	12/31/2003	(1)	5.83	26	0.00	0.75

WRL PIMCO Total Return Subaccount
Class A	12/31/2003		3.97	9,186	1.16	0.90
	12/31/2002	(1)	5.56	7,376	(0.90)	0.90
Class B	12/31/2003	(1)	1.35	25	0.00	0.75

WRL Janus Balanced Subaccount
Class A	12/31/2003		12.88	2,967	0.19	0.90
	12/31/2002	(1)	(5.67)	2,319	(0.90)	0.90
Class B	12/31/2003	(1)	3.72	26	0.00	0.75

WRL Transamerica Convertible Securities Subaccount
Class A	12/31/2003		22.56	2,004	0.17	0.90
	12/31/2002	(1)	(7.36)	311	(0.90)	0.90
Class B	12/31/2003	(1)	2.73	31	0.00	0.75

WRL Transamerica Equity Subaccount
Class A	12/31/2003		30.05	10,463	0.00	0.90
	12/31/2002	(1)	(14.69)	2,781	(0.90)	0.90
Class B	12/31/2003	(1)	4.88	26	0.00	0.75

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
WRL Transamerica Growth Opportunities Subaccount
Class A	12/31/2003		$7.92	$(0.08)	$2.45	$2.37	$10.29
	12/31/2002	(1)	10.00	(0.04)	(2.04)	(2.08)	7.92
Class B	12/31/2003	(1)	10.00	(0.01)	0.50	0.49	10.49

WRL Capital Guardian Value Subaccount
Class A	12/31/2003		7.91	(0.01)	2.65	2.64	10.55
	12/31/2002	(1)	10.00	0.39	(2.48)	(2.09)	7.91
Class B	12/31/2003	(1)	10.00	(0.01)	0.82	0.81	10.81

WRL Transamerica U.S. Government Securities Subaccount
Class A	12/31/2003		10.47	0.15	0.06	0.21	10.68
	12/31/2002	(1)	10.00	0.00	0.47	0.47	10.47
Class B	12/31/2003	(1)	10.00	(0.01)	0.10	0.09	10.09

WRL J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2003		8.11	(0.04)	2.30	2.26	10.37
	12/31/2002	(1)	10.00	(0.02)	(1.87)	(1.89)	8.11
Class B	12/31/2003	(1)	10.00	(0.01)	0.68	0.67	10.67

WRL MFS High Yield Subaccount
Class A	12/31/2003	(1)	10.00	(0.03)	0.93	0.90	10.90
Class B	12/31/2003	(1)	10.00	(0.01)	0.35	0.34	10.34

WRL Capital Guardian U.S. Equity Subaccount
Class A	12/31/2003		8.04	(0.07)	2.90	2.83	10.87
	12/31/2002	(1)	10.00	(0.01)	(1.95)	(1.96)	8.04

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
WRL Transamerica Growth Opportunities Subaccount
Class A	12/31/2003		30.04%	$4,407	0.00%	0.90%
	12/31/2002	(1)	(20.84)	552	(0.90)	0.90
Class B	12/31/2003	(1)	4.88	34	0.00	0.75

WRL Capital Guardian Value Subaccount
Class A	12/31/2003		33.38	1,104	0.74	0.90
	12/31/2002	(1)	(20.90)	181	(0.90)	0.90
Class B	12/31/2003	(1)	8.06	34	0.00	0.75

WRL Transamerica U.S. Government Securities Subaccount
Class A	12/31/2003		2.03	332	2.29	0.90
	12/31/2002	(1)	4.65	221	0.07	0.90
Class B	12/31/2003	(1)	0.93	25	0.00	0.75

WRL J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2003		27.79	872	0.50	0.90
	12/31/2002	(1)	(18.85)	50	(0.32)	0.90
Class B	12/31/2003	(1)	6.74	27	0.00	0.75

WRL MFS High Yield Subaccount
Class A	12/31/2003	(1)	8.90	408	0.31	0.90
Class B	12/31/2003	(1)	3.40	26	0.00	0.75

WRL Capital Guardian U.S. Equity Subaccount
Class A	12/31/2003		35.28	1,120	0.14	0.90
	12/31/2002	(1)	(19.63)	144	(0.15)	0.90

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
Access U.S. Government Money Market Portfolio Subaccount
Class A	12/31/2003	(1)	$10.00	$(0.06)	$0.00	$(0.06)	$9.94
Class B	12/31/2003	(1)	10.00	(0.01)	0.00	(0.01)	9.99

Potomac Dow 30 Plus Portfolio Subaccount
Class A	12/31/2003	(1)	10.00	0.24	1.91	2.15	12.15
Class B	12/31/2003	(1)	10.00	0.11	0.71	0.82	10.82

Potomac OTC Plus Portfolio Subaccount
Class A	12/31/2003	(1)	10.00	0.52	2.00	2.52	12.52
Class B	12/31/2003	(1)	10.00	0.17	0.14	0.31	10.31

Wells S&P REIT Index Portfolio Subaccount
Class A	12/31/2003	(1)	10.00	0.98	1.26	2.24	12.24
Class B	12/31/2003	(1)	10.00	0.17	0.40	0.57	10.57

Fidelity VIP Growth Opportunities Portfolio Subaccount
Class A	12/31/2003		5.60	(0.03)	1.61	1.58	7.18
	12/31/2002		7.25	(0.01)	(1.64)	(1.65)	5.60
	12/31/2001		8.56	(0.05)	(1.26)	(1.31)	7.25
	12/31/2000	(1)	10.00	(0.06)	(1.38)	(1.44)	8.56

Fidelity VIP Contrafund® Portfolio Subaccount
Class A	12/31/2003		7.29	(0.05)	2.03	1.98	9.27
	12/31/2002		8.14	(0.03)	(0.82)	(0.85)	7.29
	12/31/2001		9.38	(0.04)	(1.20)	(1.24)	8.14
	12/31/2000	(1)	10.00	(0.06)	(0.56)	(0.62)	9.38

Fidelity VIP Equity-Income Portfolio Subaccount
Class A	12/31/2003		8.48	0.05	2.39	2.44	10.92
	12/31/2002		10.32	0.04	(1.88)	(1.84)	8.48
	12/31/2001		10.99	(0.04)	(0.63)	(0.67)	10.32
	12/31/2000	(1)	10.00	(0.06)	1.05	0.99	10.99

Fidelity VIP Index 500 Subaccount
Class B	12/31/2003	(1)	10.00	(0.01)	0.61	0.60	10.60

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
Access U.S. Government Money Market Portfolio Subaccount
Class A	12/31/2003	(1)	(0.57)%	$12,071	0.00%	0.90%
Class B	12/31/2003	(1)	(0.13)	25	0.00	0.75

Potomac Dow 30 Plus Portfolio Subaccount
Class A	12/31/2003	(1)	21.53	159	2.72	0.90
Class B	12/31/2003	(1)	8.17	27	1.20	0.75

Potomac OTC Plus Portfolio Subaccount
Class A	12/31/2003	(1)	25.17	5,360	4.97	0.90
Class B	12/31/2003	(1)	3.08	26	1.84	0.75

Wells S&P REIT Index Portfolio Subaccount
Class A	12/31/2003	(1)	22.39	352	9.08	0.90
Class B	12/31/2003	(1)	5.74	26	1.78	0.75

Fidelity VIP Growth Opportunities Portfolio Subaccount
Class A	12/31/2003		28.25	3,103	0.40	0.90
	12/31/2002		(22.70)	1,845	(0.17)	0.90
	12/31/2001		(15.40)	1,397	(0.65)	0.90
	12/31/2000	(1)	(14.36)	562	(0.90)	0.90

Fidelity VIP Contrafund® Portfolio Subaccount
Class A	12/31/2003		27.05	10,483	0.28	0.90
	12/31/2002		(10.41)	6,552	(0.43)	0.90
	12/31/2001		(13.25)	3,335	(0.45)	0.90
	12/31/2000	(1)	(6.16)	1,030	(0.90)	0.90

Fidelity VIP Equity-Income Portfolio Subaccount
Class A	12/31/2003		28.87	10,460	1.42	0.90
	12/31/2002		(17.89)	6,167	0.46	0.90
	12/31/2001		(6.07)	4,161	(0.35)	0.90
	12/31/2000	(1)	9.91	307	(0.90)	0.90

Fidelity VIP Index 500 Subaccount
Class B	12/31/2003	(1)	5.95	27	0.00	0.75

Per unit information has been computed using average units outstanding throughout each period. Total return and investment income ratios are not annualized for periods of less than one year. The ratio of income (loss) is represented as the dividends, excluding distributions of long-term capital gains, received by the Life Account to the average net assets. For the periods prior to December 31, 2003, the ratio represented net investment income (loss) as the dividends received, reduced for expenses paid by the Life Account, to average net assets and annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the Life Account and excludes expenses incurred directly by the underlying funds.

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Note 6—Equity Transactions

(All amounts in thousands)

Unit Activity:	Year Ended		Units Outstanding— Beginning of Year	Units Issued	Units Redeemed	Units Outstanding— End of Year
WRL Transamerica Money Market Subaccount
Class A	12/31/2003		4,901	4,365	(6,213)	3,053
	12/31/2002		4,349	8,745	(8,193)	4,901
Class B	12/31/2003	(1)	0	6	(1)	5

WRL AEGON Bond Subaccount
Class A	12/31/2003		2,170	1,089	(1,380)	1,879
	12/31/2002		1,725	1,543	(1,098)	2,170
Class B	12/31/2003	(1)	0	3	0	3

WRL Janus Growth Subaccount
Class A	12/31/2003		9,348	2,688	(2,978)	9,058
	12/31/2002		9,583	3,597	(3,832)	9,348
Class B	12/31/2003	(1)	0	3	0	3

WRL Janus Global Subaccount
Class A	12/31/2003		12,274	3,301	(4,062)	11,513
	12/31/2002		12,912	3,858	(4,496)	12,274
Class B	12/31/2003	(1)	0	3	0	3

WRL LKCM Strategic Total Return Subaccount
Class A	12/31/2003		4,266	849	(1,156)	3,959
	12/31/2002		4,517	1,138	(1,389)	4,266

WRL Van Kampen Emerging Growth Subaccount
Class A	12/31/2003		10,076	3,295	(3,445)	9,926
	12/31/2002		10,305	4,184	(4,413)	10,076
Class B	12/31/2003	(1)	0	3	0	3

WRL Alger Aggressive Growth Subaccount
Class A	12/31/2003		10,072	3,959	(3,757)	10,274
	12/31/2002		9,881	4,879	(4,688)	10,072

WRL Federated Growth & Income Subaccount
Class A	12/31/2003		3,465	1,406	(1,314)	3,557
	12/31/2002		2,531	2,434	(1,500)	3,465
Class B	12/31/2003	(1)	0	4	0	4

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Capital Unit Transactions:	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
WRL Transamerica Money Market Subaccount
Class A	12/31/2003		$83,173	$(118,374)	$(35,201)
	12/31/2002		166,308	(155,807)	10,501
Class B	12/31/2003	(1)	56	(12)	44

WRL AEGON Bond Subaccount
Class A	12/31/2003		31,187	(39,675)	(8,488)
	12/31/2002		41,856	(29,563)	12,293
Class B	12/31/2003	(1)	0	0	0

WRL Janus Growth Subaccount
Class A	12/31/2003		153,439	(170,377)	(16,938)
	12/31/2002		208,495	(218,915)	(10,420)
Class B	12/31/2003	(1)	0	0	0

WRL Janus Global Subaccount
Class A	12/31/2003		61,243	(75,527)	(14,284)
	12/31/2002		79,862	(92,031)	(12,169)
Class B	12/31/2003	(1)	0	0	0

WRL LKCM Strategic Total Return Subaccount
Class A	12/31/2003		16,835	(22,948)	(6,113)
	12/31/2002		22,468	(27,183)	(4,715)

WRL Van Kampen Emerging Growth Subaccount
Class A	12/31/2003		91,145	(95,072)	(3,927)
	12/31/2002		126,081	(131,706)	(5,625)
Class B	12/31/2003	(1)	0	0	0

WRL Alger Aggressive Growth Subaccount
Class A	12/31/2003		74,440	(70,627)	3,813
	12/31/2002		96,403	(91,615)	4,788

WRL Federated Growth & Income Subaccount
Class A	12/31/2003		35,214	(32,815)	2,399
	12/31/2002		56,890	(34,500)	22,390
Class B	12/31/2003	(1)	21	(5)	16

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Unit Activity:	Year Ended		Units Outstanding— Beginning of Year	Units Issued	Units Redeemed	Units Outstanding— End of Year
WRL Transamerica Value Balanced Subaccount
Class A	12/31/2003		3,535	983	(1,121)	3,397
	12/31/2002		2,270	2,440	(1,175)	3,535
Class B	12/31/2003	(1)	0	3	0	3

WRL PBHG/NWQ Value Select Subaccount
Class A	12/31/2003		2,278	866	(915)	2,229
	12/31/2002		2,103	1,061	(886)	2,278
Class B	12/31/2003	(1)	0	3	0	3

WRL American Century International Subaccount
Class A	12/31/2003		1,083	2,820	(1,054)	2,849
	12/31/2002		868	930	(715)	1,083

WRL GE U.S. Equity Subaccount
Class A	12/31/2003		2,109	845	(789)	2,165
	12/31/2002		1,942	1,000	(833)	2,109

WRL Third Avenue Value Subaccount
Class A	12/31/2003		2,882	1,431	(1,160)	3,153
	12/31/2002		2,296	2,107	(1,521)	2,882
Class B	12/31/2003	(1)	0	3	0	3

WRL Clarion Real Estate Securities Subaccount
Class A	12/31/2003		1,671	1,202	(995)	1,878
	12/31/2002		693	2,043	(1,065)	1,671
Class B	12/31/2003	(1)	0	3	0	3

WRL Marsico Growth Subaccount
Class A	12/31/2003		694	1,027	(481)	1,240
	12/31/2002		428	863	(597)	694
Class B	12/31/2003	(1)	0	3	0	3

WRL Munder Net50 Subaccount
Class A	12/31/2003		501	2,104	(993)	1,612
	12/31/2002		351	771	(621)	501
Class B	12/31/2003	(1)	0	3	0	3

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Capital Unit Transactions:	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
WRL Transamerica Value Balanced Subaccount
Class A	12/31/2003		$16,507	$(18,820)	$(2,313)
	12/31/2002		41,747	(18,904)	22,843
Class B	12/31/2003	(1)	0	0	0

WRL PBHG/NWQ Value Select Subaccount
Class A	12/31/2003		12,474	(12,998)	(524)
	12/31/2002		15,533	(12,638)	2,895
Class B	12/31/2003	(1)	0	0	0

WRL American Century International Subaccount
Class A	12/31/2003		21,225	(8,332)	12,893
	12/31/2002		7,895	(6,027)	1,868

WRL GE U.S. Equity Subaccount
Class A	12/31/2003		11,466	(10,685)	781
	12/31/2002		14,247	(11,638)	2,609

WRL Third Avenue Value Subaccount
Class A	12/31/2003		21,181	(16,758)	4,423
	12/31/2002		30,431	(21,040)	9,391
Class B	12/31/2003	(1)	0	0	0

WRL Clarion Real Estate Securities Subaccount
Class A	12/31/2003		15,949	(13,028)	2,921
	12/31/2002		24,403	(12,476)	11,927
Class B	12/31/2003	(1)	9	(2)	7

WRL Marsico Growth Subaccount
Class A	12/31/2003		7,499	(3,368)	4,131
	12/31/2002		6,209	(4,281)	1,928
Class B	12/31/2003	(1)	0	0	0

WRL Munder Net50 Subaccount
Class A	12/31/2003		14,489	(6,411)	8,078
	12/31/2002		4,319	(3,585)	734
Class B	12/31/2003	(1)	8	(2)	6

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Unit Activity:	Year Ended		Units Outstanding— Beginning of Year	Units Issued	Units Redeemed	Units Outstanding— End of Year
WRL T. Rowe Price Equity Income Subaccount
Class A	12/31/2003		603	520	(272)	851
	12/31/2002		361	529	(287)	603
Class B	12/31/2003	(1)	0	4	0	4

WRL T. Rowe Price Small Cap Subaccount
Class A	12/31/2003		927	1,676	(878)	1,725
	12/31/2002		684	1,055	(812)	927
Class B	12/31/2003	(1)	0	3	0	3

WRL Salomon All Cap Subaccount
Class A	12/31/2003		2,912	1,610	(1,235)	3,287
	12/31/2002		2,405	2,208	(1,701)	2,912
Class B	12/31/2003	(1)	0	3	0	3

WRL PBHG Mid Cap Growth Subaccount
Class A	12/31/2003		4,256	2,426	(1,952)	4,730
	12/31/2002		3,818	2,861	(2,423)	4,256

WRL Dreyfus Mid Cap Subaccount
Class A	12/31/2003		1,016	742	(508)	1,250
	12/31/2002		493	1,315	(792)	1,016

WRL Great Companies-AmericaSM Subaccount
Class A	12/31/2003		4,683	2,288	(1,940)	5,031
	12/31/2002	(1)	1,687	4,889	(1,893)	4,683
Class B	12/31/2003	(1)	0	3	0	3

WRL Great Companies-TechnologySM Subaccount
Class A	12/31/2003		2,023	3,986	(2,274)	3,735
	12/31/2002	(1)	1,468	2,408	(1,853)	2,023
Class B	12/31/2003	(1)	0	3	0	3

WRL Templeton Great Companies Global Subaccount
Class A	12/31/2003		748	917	(472)	1,193
	12/31/2002	(1)	319	861	(432)	748
Class B	12/31/2003	(1)	0	3	0	3

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Capital Unit Transactions:	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
WRL T. Rowe Price Equity Income Subaccount
Class A	12/31/2003		$4,356	$(2,227)	$2,129
	12/31/2002		4,485	(2,473)	2,012
Class B	12/31/2003	(1)	16	(4)	12

WRL T. Rowe Price Small Cap Subaccount
Class A	12/31/2003		14,528	(7,357)	7,171
	12/31/2002		8,936	(6,716)	2,220
Class B	12/31/2003	(1)	10	(2)	8

WRL Salomon All Cap Subaccount
Class A	12/31/2003		17,212	(13,001)	4,211
	12/31/2002		24,375	(17,908)	6,467
Class B	12/31/2003	(1)	0	0	0

WRL PBHG Mid Cap Growth Subaccount
Class A	12/31/2003		16,771	(13,377)	3,394
	12/31/2002		20,462	(17,215)	3,247

WRL Dreyfus Mid Cap Subaccount
Class A	12/31/2003		7,842	(5,249)	2,593
	12/31/2002		13,968	(7,970)	5,998

WRL Great Companies-AmericaSM Subaccount
Class A	12/31/2003		19,126	(16,308)	2,818
	12/31/2002		42,221	(15,742)	26,479
Class B	12/31/2003	(1)	0	0	0

WRL Great Companies-TechnologySM Subaccount
Class A	12/31/2003		13,001	(7,328)	5,673
	12/31/2002		7,827	(5,956)	1,871
Class B	12/31/2003	(1)	0	0	0

WRL Templeton Great Companies Global Subaccount
Class A	12/31/2003		5,516	(2,756)	2,760
	12/31/2002		5,234	(2,590)	2,644
Class B	12/31/2003	(1)	10	(2)	8

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Unit Activity:	Year Ended		Units Outstanding— Beginning of Year	Units Issued	Units Redeemed	Units Outstanding— End of Year
WRL Asset Allocation—Conservative Portfolio Subaccount
Class A	12/31/2003		484	1,138	(616)	1,006
	12/31/2002	(1)	0	633	(149)	484
Class B	12/31/2003	(1)	0	3	0	3

WRL Asset Allocation—Moderate Portfolio Subaccount
Class A	12/31/2003		1,231	2,911	(1,121)	3,021
	12/31/2002	(1)	0	1,478	(247)	1,231
Class B	12/31/2003	(1)	0	3	0	3

WRL Asset Allocation—Moderate Growth Portfolio Subaccount
Class A	12/31/2003		1,778	6,097	(1,704)	6,171
	12/31/2002	(1)	0	2,083	(305)	1,778
Class B	12/31/2003	(1)	0	3	0	3

WRL Asset Allocation—Growth Portfolio Subaccount
Class A	12/31/2003		831	4,187	(1,016)	4,002
	12/31/2002	(1)	0	1,011	(180)	831
Class B	12/31/2003	(1)	0	3	0	3

WRL PIMCO Total Return Subaccount
Class A	12/31/2003		699	1,030	(892)	837
	12/31/2002	(1)	0	986	(287)	699
Class B	12/31/2003	(1)	0	3	0	3

WRL Janus Balanced Subaccount
Class A	12/31/2003		246	266	(233)	279
	12/31/2002	(1)	0	352	(106)	246
Class B	12/31/2003	(1)	0	3	0	3

WRL Transamerica Convertible Securities Subaccount
Class A	12/31/2003		34	217	(74)	177
	12/31/2002	(1)	0	43	(9)	34
Class B	12/31/2003	(1)	0	3	0	3

WRL Transamerica Equity Subaccount
Class A	12/31/2003		326	1,004	(387)	943
	12/31/2002	(1)	0	381	(55)	326
Class B	12/31/2003	(1)	0	3	0	3

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Capital Unit Transactions:	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
WRL Asset Allocation—Conservative Subaccount
Class A	12/31/2003		$10,835	$(6,096)	$4,739
	12/31/2002	(1)	5,700	(1,377)	4,323
Class B	12/31/2003	(1)	0	0	0

WRL Asset Allocation—Moderate Subaccount
Class A	12/31/2003		27,774	(10,722)	17,052
	12/31/2002	(1)	13,087	(2,206)	10,881
Class B	12/31/2003	(1)	0	0	0

WRL Asset Allocation—Moderate Growth Subaccount
Class A	12/31/2003		57,353	(15,939)	41,414
	12/31/2002	(1)	17,921	(2,607)	15,314
Class B	12/31/2003	(1)	0	0	0

WRL Asset Allocation—Growth Subaccount
Class A	12/31/2003		38,530	(9,151)	29,379
	12/31/2002	(1)	8,492	(1,499)	6,993
Class B	12/31/2003	(1)	0	0	0

WRL PIMCO Total Return Subaccount
Class A	12/31/2003		11,070	(9,562)	1,508
	12/31/2002	(1)	10,012	(2,965)	7,047
Class B	12/31/2003	(1)	0	0	0

WRL Janus Balanced Subaccount
Class A	12/31/2003		2,580	(2,280)	300
	12/31/2002	(1)	3,345	(1,013)	2,332
Class B	12/31/2003	(1)	0	0	0

WRL Transamerica Convertible Securities Subaccount
Class A	12/31/2003		2,222	(761)	1,461
	12/31/2002	(1)	406	(111)	295
Class B	12/31/2003	(1)	7	(2)	5

WRL Transamerica Equity Subaccount
Class A	12/31/2003		9,657	(3,690)	5,967
	12/31/2002	(1)	3,311	(500)	2,811
Class B	12/31/2003	(1)	0	0	0

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Unit Activity:	Year Ended		Units Outstanding— Beginning of Year	Units Issued	Units Redeemed	Units Outstanding— End of Year
WRL Transamerica Growth Opportunities Subaccount
Class A	12/31/2003		70	446	(87)	429
	12/31/2002	(1)	0	89	(19)	70
Class B	12/31/2003	(1)	0	3	0	3

WRL Capital Guardian Value Subaccount
Class A	12/31/2003		23	103	(21)	105
	12/31/2002	(1)	0	37	(14)	23
Class B	12/31/2003	(1)	0	3	(0)	3

WRL Transamerica U.S. Government Securities Subaccount
Class A	12/31/2003		21	45	(35)	31
	12/31/2002	(1)	0	22	(1)	21
Class B	12/31/2003	(1)	0	3	0	3

WRL J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2003		6	98	(20)	84
	12/31/2002	(1)	0	6	0	6
Class B	12/31/2003	(1)	0	3	0	3

WRL MFS High Yield
Class A	12/31/2003	(1)	0	49	(12)	37
Class B	12/31/2003	(1)	0	3	0	3

WRL Capital Guardian U.S. Equity Subaccount
Class A	12/31/2003		18	100	(15)	103
	12/31/2002	(1)	0	27	(9)	18

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Capital Unit Transactions:	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
WRL Transamerica Growth Opportunities Subaccount
Class A	12/31/2003		$3,995	$(796)	$3,199
	12/31/2002	(1)	737	(181)	556
Class B	12/31/2003	(1)	10	(2)	8

WRL Capital Guardian Value Subaccount
Class A	12/31/2003		954	(197)	757
	12/31/2002	(1)	336	(128)	208
Class B	12/31/2003	(1)	8	(2)	6

WRL Transamerica U.S. Government Securities Subaccount
Class A	12/31/2003		483	(350)	133
	12/31/2002	(1)	231	(41)	190
Class B	12/31/2003	(1)	0	0	0

WRL J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2003		856	(181)	675
	12/31/2002	(1)	58	(28)	30
Class B	12/31/2003	(1)	0	0	0

WRL MFS High Yield
Class A	12/31/2003	(1)	489	(123)	366
Class B	12/31/2003	(1)	0	0	0

WRL Capital Guardian U.S. Equity Subaccount
Class A	12/31/2003		993	(153)	840
	12/31/2002	(1)	245	(90)	155

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Unit Activity:	Year Ended		Units Outstanding— Beginning of Year	Units Issued	Units Redeemed	Units Outstanding— End of Year
Access U.S. Government Money Market Portfolio Subaccount
Class A	12/31/2003	(1)	0	5,474	(4,260)	1,214
Class B	12/31/2003	(1)	0	3	0	3

Potomac Dow 30 Plus Portfolio Subaccount
Class A	12/31/2003	(1)	0	27	(14)	13
Class B	12/31/2003	(1)	0	3	0	3

Potomac OTC Plus Portfolio Subaccount
Class A	12/31/2003	(1)	0	3,649	(3,221)	428
Class B	12/31/2003	(1)	0	3	0	3

Wells S&P REIT Index Portfolio Subaccount
Class A	12/31/2003	(1)	0	40	(11)	29
Class B	12/31/2003	(1)	0	3	0	3

Fidelity VIP Growth Opportunities Portfolio Subaccount
Class A	12/31/2003		329	340	(237)	432
	12/31/2002		193	307	(171)	329

Fidelity VIP Contrafund® Portfolio Subaccount
Class A	12/31/2003		898	729	(496)	1,131
	12/31/2002		410	1,039	(551)	898

Fidelity VIP Equity-Income Portfolio Subaccount
Class A	12/31/2003		728	566	(336)	958
	12/31/2002		403	679	(354)	728

Fidelity VIP Index 500 Portfolio Subaccount
Class B	12/31/2003	(1)	0	3	0	3

WRL SERIES LIFE ACCOUNT

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2003

Capital Unit Transactions:	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
Access U.S. Government Money Market Portfolio
Class A	12/31/2003	(1)	$54,530	$(42,419)	$12,111
Class B	12/31/2003	(1)	0	0	0

Potomac Dow 30 Plus Portfolio
Class A	12/31/2003	(1)	283	(159)	124
Class B	12/31/2003	(1)	0	0	0

Potomac OTC Plus Portfolio
Class A	12/31/2003	(1)	42,950	(38,321)	4,629
Class B	12/31/2003	(1)	0	0	0

Wells S&P REIT Index Portfolio
Class A	12/31/2003	(1)	442	(119)	323
Class B	12/31/2003	(1)	0	0	0

Fidelity VIP Growth Opportunities Portfolio
Class A	12/31/2003		2,106	(1,453)	653
	12/31/2002		1,902	(1,071)	831

Fidelity VIP Contrafund® Portfolio
Class A	12/31/2003		5,785	(3,902)	1,883
	12/31/2002		8,090	(4,226)	3,864

Fidelity VIP Equity-Income Subaccount
Class A	12/31/2003		5,119	(3,066)	2,053
	12/31/2002		6,448	(3,302)	3,146

Fidelity VIP Index 500 Subaccount
Class B	12/31/2003	(1)	0	0	0

Report of Independent Auditors

The Board of Directors

Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2003. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2003 and 2002, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2003.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2003 and 2002, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2003, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with Actuarial Guideline 39.

As discussed in Note 2 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Department of the State of Ohio.

As discussed in Note 8 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed the method used to value universal life and variable universal life policies.

/s/    ERNST & YOUNG LLP

Des Moines, Iowa

February 13, 2004

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

BALANCE SHEETS—Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2003	2002
Admitted assets
Cash and invested assets:
Bonds	$724,633	$312,147
Common stocks:
Affiliated entities (cost: 2003—$2,043 and 2002—$543)	14,546	16,649
Other (cost: 2003—$302 and 2002—$302)	646	302
Mortgage loans on real estate	9,668	10,884
Home office properties	41,817	42,654
Cash and short-term investments	70,716	405,560
Policy loans	268,892	275,938
Other invested assets	20,682	18,881

Total cash and invested assets	1,151,600	1,083,015

Net deferred income taxes	30,682	22,784
Premiums deferred and uncollected	1,939	3,844
Reinsurance receivable	5,290	1,883
Receivable from parent, subsidiaries and affiliates	23,760	1,494
Accrued investment income	7,626	3,586
Cash surrender value of life insurance policies	55,024	52,984
Other admitted assets	5,815	3,702
Separate account assets	8,116,308	6,501,089

Total admitted assets	$9,398,044	$7,674,381

See accompanying notes.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

BALANCE SHEETS—Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2003	2002
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$425,296	$417,994
Annuity	808,079	728,193
Life policy and contract claim reserves	12,939	12,974
Liability for deposit-type contracts	14,040	12,724
Other policyholders’ funds	34	56
Remittances and items not allocated	15,971	41,612
Reinsurance in unauthorized companies	—	1,133
Federal and foreign income taxes payable	13,016	29,649
Transfers to separate account due or accrued	(446,188)	(393,754)
Asset valuation reserve	6,505	9,604
Interest maintenance reserve	2,909	3,459
Funds held under coinsurance and other reinsurance treaties	29,936	34,726
Other liabilities	62,411	62,559
Separate account liabilities	8,108,413	6,497,146

Total liabilities	9,053,361	7,458,075

Capital and surplus:
Common stock, $1.00 par value, 3,000,000 shares authorized and 2,500,000 shares issued and outstanding	2,500	2,500
Paid-in surplus	150,107	150,107
Unassigned surplus	192,076	63,699

Total capital and surplus	344,683	216,306

Total liabilities and capital and surplus	$9,398,044	$7,674,381

See accompanying notes.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

STATEMENTS OF OPERATIONS—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$553,345	$611,194	$653,398
Annuity	891,360	1,131,849	625,117
Net investment income	87,731	48,498	44,424
Amortization of interest maintenance reserve	952	1,080	1,440
Commissions and expense allowances on reinsurance ceded	(131)	10,427	(10,789)
Reserve adjustments on reinsurance ceded	7,151	51,453	11,846
Income from fees associated with investment management, administration and contract guarantees for separate accounts	88,477	89,854	108,673
Other income	6,092	5,698	4,540

	1,634,977	1,950,053	1,438,649
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health	68,800	60,473	56,155
Surrender benefits	998,461	816,174	800,264
Other benefits	33,586	40,010	57,032
Increase in aggregate reserves for policies and contracts:
Life	7,302	18,807	10,100
Annuity	79,886	384,817	48,217

	1,188,035	1,320,281	971,768
Insurance expenses:
Commissions	133,578	167,582	176,023
General insurance expenses	98,778	111,330	110,808
Taxes, licenses and fees	15,750	20,571	18,714
Net transfers to separate accounts	20,393	344,773	216,797
Other expenses	1,163	507	523

	269,662	644,763	522,865

Total benefits and expenses	1,457,697	1,965,044	1,494,633

Gain (loss) from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses) on investments	177,280	(14,991)	(55,984)
Dividends to policyholders	31	33	33

Gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments	177,249	(15,024)	(56,017)
Federal income tax expense (benefit)	55,430	(2,141)	3,500

Income (loss) from operations before net realized capital gains (losses) on investments	121,819	(12,883)	(59,517)
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(357)	(1,387)	100

Net income (loss)	$121,462	$(14,270)	(59,417)

See accompanying notes.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—Statutory Basis

(Dollars in Thousands)

	Common Stock	Paid-In Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2001	$2,500	$120,107	$23,537	$146,144
Net loss	—	—	(59,417)	(59,417)
Capital contribution	—	30,000	—	30,000
Cumulative effect of change in accounting principles	—	—	12,312	12,312
Change in reserve on account of change in valuation basis	—	—	11,609	11,609
Change in net deferred income tax asset	—	—	(11,733)	(11,733)
Surplus effect of reinsurance transaction	—	—	11,851	11,851
Change in net unrealized capital gains and losses	—	—	(1,281)	(1,281)
Change in non-admitted assets	—	—	9,076	9,076
Change in asset valuation reserve	—	—	427	427
Change in surplus in separate accounts	—	—	97,374	97,374
Tax benefits on stock options exercised	—	—	1,363	1,363

Balance at December 31, 2001	2,500	150,107	95,118	247,725
Net loss	—	—	(14,270)	(14,270)
Change in net unrealized capital gains and losses	—	—	7,352	7,352
Change in non-admitted assets	—	—	(14,715)	(14,715)
Change in asset valuation reserve	—	—	(5,305)	(5,305)
Change in liability for reinsurance in unauthorized companies	—	—	(1,133)	(1,133)
Cumulative effect of change in accounting principles	—	—	(6,789)	(6,789)
Change in surplus in separate accounts	—	—	(1,072)	(1,072)
Change in net deferred income tax asset	—	—	29,670	29,670
Dividend to stockholder	—	—	(24,000)	(24,000)
Tax benefits on stock options exercised	—	—	28	28
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)

Balance at December 31, 2002	2,500	150,107	63,699	216,306
Net income	—	—	121,462	121,462
Change in net unrealized capital gains and losses	—	—	(6,216)	(6,216)
Change in non-admitted assets	—	—	(8,855)	(8,855)
Change in asset valuation reserve	—	—	3,099	3,099
Change in liability for reinsurance in unauthorized companies	—	—	1,133	1,133
Change in surplus in separate accounts	—	—	2,084	2,084
Change in net deferred income tax asset	—	—	16,855	16,855
Surplus effect of reinsurance transaction	—	—	(1,185)	(1,185)

Balance at December 31, 2003	$2,500	$150,107	$192,076	$344,683

See accompanying notes.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

STATEMENTS OF CASH FLOWS—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Operating activities
Premiums collected, net of reinsurance	$1,446,609	$1,740,602	$1,277,856
Net investment income	88,528	47,685	45,355
Miscellaneous income	98,059	158,186	126,297
Benefit and loss related payments	(1,104,098)	(917,590)	(912,222)
Commissions, expenses paid and aggregate write-ins for deductions	(251,495)	(293,555)	(315,054)
Net transfers to separate accounts and protected cell accounts	(74,921)	(245,977)	(135,990)
Dividends paid to policyholders	(31)	(34)	(33)
Federal and foreign income taxes received (paid)	(72,358)	5,694	46,390

Net cash provided by operating activities	130,293	495,011	132,599
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	634,124	487,270	29,163
Stocks	—	100	—
Mortgage loans on real estate	1,218	3,288	282
Real estate	873	—	—
Other invested assets	—	7	—
Miscellaneous proceeds	—	102	—

Total investment proceeds	636,215	490,767	29,445
Cost of investments acquired:
Bonds	(1,051,086)	(723,455)	(14,445)
Stocks	(1,500)	(100)	(300)
Real estate	(35)	(6)	(13)
Other invested assets	(4,870)	(2,902)	(12,394)

Total cost of investments acquired	(1,057,491)	(726,463)	(27,152)
Net decrease (increase) in policy loans	7,046	9,239	(843)

Net cost of investments acquired	(1,050,445)	(717,224)	(27,995)

Net cash provided by (used in) investing activities	(414,230)	(226,457)	1,450
Financing and miscellaneous activities
Cash provided (applied):
Capital and surplus paid in	—	—	30,000
Borrowed money	—	—	(71,400)
Net deposits on deposit-type contracts and other insurance liabilities	853	(3,597)	5,308
Dividends to stockholders	—	(24,000)	—
Other cash provided (applied)	(51,760)	23,523	17,658

Net cash used in financing and miscellaneous activities	(50,907)	(4,074)	(18,434)

Net increase (decrease) in cash and short-term investments	(334,844)	264,480	115,615

Cash and short-term investments at beginning of year	405,560	141,080	25,465

Cash and short-term investments at end of year	$70,716	$405,560	$141,080

See accompanying notes.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

December 31, 2003

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company which, in turn, is an indirect, wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance written and a portion of new annuities written are done through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains or losses are reported in unassigned surplus. Common stocks of the Company’s wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

investments in various joint ventures and are recorded at equity in underlying net assets. Other “admitted assets” are valued principally at cost.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2003, 2002, and 2001, net realized capital gains (losses) of $402, $(322), and $367, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $952, $1,080, and $1,440, for the years ended December 31, 2003, 2002, and 2001, respectively.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $44, $0 and $0 has been excluded for the years ended December 31, 2003, 2002, and 2001, respectively, with respect to such practices.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid.

Aggregate Reserves for Policies

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist (See notes 5 and 7). The Company received variable contract premiums of $1,240,215, $1,335,079, and $1,208,884 in 2003, 2002, and 2001, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. Beginning in 2002, AEGON N.V. offered stock appreciation rights to eligible employees which do not entitle them to the purchase of AEGON N.V. shares but provide the same financial benefits.

Reclassifications

Certain reclassifications have been made to the 2002 and 2001 financial statements to conform to the 2003 presentation.

2. Accounting Changes

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Ohio. Effective January 1, 2001, the State of Ohio required that insurance companies domiciled in the State of Ohio prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Ohio insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased capital and surplus, of $12,312 as of January 1, 2001. This amount included the establishment of deferred tax assets of $12,696, offset by the release of mortgage loan origination fees of $25 and the establishment of a vacation accrual of $359.

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (“Guideline 39”). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was $6,789, which was charged directly to unassigned surplus as a change in accounting principle. See Note 8 regarding the conversion of the valuation system in 2001.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.

Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

Investment Contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets.

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2003		2002
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$70,716	$70,716	$405,560	$405,560
Bonds	724,633	735,591	312,147	318,874
Common stocks, other than affiliates	646	646	302	302
Mortgage loans on real estate	9,668	10,795	10,884	12,022
Policy loans	268,892	268,892	275,938	275,938
Separate account assets	8,116,308	8,116,308	6,501,089	6,501,089

Liabilities
Investment contract liabilities	822,119	819,715	740,917	759,322
Separate account annuity liabilities	5,400,842	5,400,842	4,464,513	4,464,513

4. Investments

The carrying amount and estimated fair value of investments in bonds are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 months or more	Gross Unrealized Losses less than 12 months	Estimated Fair Value
December 31, 2003
Bonds:
United States Government and agencies	$239,928	$1,557	$—	$154	$241,331
State, municipal and other government	3,595	319	—	—	3,914
Public utilities	31,628	1,266	—	5	32,889
Industrial and miscellaneous	222,029	8,358	138	883	229,366
Mortgage and other asset-backed securities	227,453	1,475	3	834	228,091

Total bonds	$724,633	$12,975	$141	$1,876	$735,591

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2002
Bonds:
United States Government and agencies	$166,251	$1,677	$—	$167,928
State, municipal and other government	3,601	314	—	3,915
Public utilities	6,974	351	—	7,325
Industrial and miscellaneous	81,468	5,291	1,746	85,013
Mortgage and other asset-backed securities	53,853	922	82	54,693

Total bonds	$312,147	$8,555	$1,828	$318,874

The estimated fair value of bonds with gross unrealized losses at December 31, 2003 is as follows:

	Losses 12 months or more	Losses less than 12 months	Total
December 31, 2003
Bonds:
United States Government and agencies	$—	$20,108	$20,108
State, municipal and other government	—	—
Public utilities	—	2,984	2,984
Industrial and miscellaneous	381	46,853	47,234
Mortgage and other asset-backed securities	258	103,288	103,546

	$639	$173,233	$173,872

The carrying amount and fair value of bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$2,051	$2,121
Due one through five years	372,462	378,280
Due five through ten years	107,509	110,664
Due after ten years	15,158	16,435

	497,180	507,500
Mortgage and other asset-backed securities	227,453	228,091

	$724,633	$735,591

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management’s intent and ability to hold a security until maturity or until fair value will recover.

A detail of net investment income is presented below:

	Year Ended December 31
	2003	2002	2001
Interest on bonds	$27,431	$9,357	$7,050
Dividends from common stock of affiliated entities	40,033	16,921	18,495
Interest on mortgage loans	792	871	1,130
Rental income on investment properties	7,747	7,381	6,903
Interest on policy loans	16,592	17,364	17,746
Other investment income	2,020	3,308	(51)

Gross investment income	94,615	55,202	51,273
Investment expenses	(6,884)	(6,704)	(6,849)

Net investment income	$87,731	$48,498	$44,424

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2003	2002	2001
Proceeds	$634,124	$487,270	$29,163

Gross realized gains	$447	$2,119	$637
Gross realized losses	(107)	(3,955)	—

Net realized gains (losses)	$340	$(1,836)	$637

At December 31, 2003, bonds with an aggregate carrying value of $3,093 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

	Realized
	Year Ended December 31
	2003	2002	2001
Bonds	$340	$(1,836)	$637
Other invested assets	—	102	—

	340	(1,734)	637
Tax benefit (expense)	(296)	26	(170)
Transfer to interest maintenance reserve	(401)	321	(367)

Net realized gains (losses)	$(357)	$(1,387)	$100

	Changes in Unrealized
	Year Ended December 31
	2003	2002	2001
Common stocks	$(3,259)	$10,576	$1,559
Mortgage loans on real estate	—	350	86
Other invested assets	(2,957)	(3,574)	(2,926)

Change in unrealized	$(6,216)	$7,352	$(1,281)

Gross unrealized gains (losses) on common stocks were as follows:

	Unrealized
	December 31
	2003	2002
Unrealized gains	$13,654	$16,492
Unrealized losses	(807)	(386)

Net unrealized gains	$12,847	$16,106

During 2003, 2002 and 2001, the Company did not issue any mortgage loans. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

During 2003, 2002, and 2001, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2003 and 2002, the Company held a mortgage loan loss reserve in the asset valuation reserve of $92 and $123, respectively.

5. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

	Year Ended December 31
	2003	2002	2001
Direct premiums	$1,504,347	$1,854,568	$1,369,720
Reinsurance ceded	(59,642)	(111,525)	(91,205)

Net premiums earned	$1,444,705	$1,743,043	$1,278,515

The Company received reinsurance recoveries in the amount of $30,055, $30,380, and $12,337 during 2003, 2002, and 2001, respectively. At December 31, 2003 and 2002, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $4,534 and $3,209, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2003 and 2002 of $72,516 and $119,561, respectively.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. During 2003 and 2002, the amount charged directly to unassigned surplus was $1,185. At December 31, 2003, the Company holds collateral in the form of letters of credit of $90,200.

6. Income Taxes

The main components of deferred tax amounts are as follows:

	December 31
	2003	2002
Deferred income tax assets:
§807(f) adjustment	$261	$1,593
Tax basis deferred acquisition costs	89,467	88,838
Reserves	106,540	100,307
Other	8,594	8,771

Total deferred income tax assets	$204,862	$199,509

Deferred income tax assets—nonadmitted	$82,596	$73,639
Deferred income tax liabilities:
§807(f) adjustment—liabilities	90,797	102,176
Other	787	910

Total deferred income tax liabilities	$91,584	$103,086

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

The change in net deferred income tax assets and deferred income tax assets—nonadmitted are as follows:

	Year Ended December 31
	2003	2002
Change in net deferred income tax asset	$16,855	$29,670
Change in deferred income tax assets—nonadmitted	8,957	15,330

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2003	2002	2001
Income tax expense (benefit) computed at the federal statutory rate (35%)	$62,037	$(5,259)	$(19,606)
Deferred acquisition costs—tax basis	4,149	11,920	7,570
Amortization of IMR	(333)	(378)	(504)
Depreciation	(290)	(413)	(6)
Dividends received deduction	(20,808)	(9,863)	(8,705)
Low income housing credits	(3,150)	(2,914)	(1,944)
Prior year under (over) accrual	(11,583)	(27,856)	3,340
Reinsurance transactions	(415)	(415)	4,148
Reserves	27,407	34,358	19,541
Other	(1,584)	(1,321)	(334)

Federal income tax expense (benefit)	$55,430	$(2,141)	$3,500

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2003). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination is underway for 1998 through 2000.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

	December 31
	2003		2002
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$11,308	0%	$14,509	0%
Subject to discretionary withdrawal at book value less surrender charge	311,643	5%	230,221	4%
Subject to discretionary withdrawal at market value	5,400,842	86%	4,464,409	84%
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	556,620	9%	605,085	12%
Not subject to discretionary withdrawal	13,556	0%	14,235	0%

	6,293,969	100%	5,328,459	100%

Less reinsurance ceded	62,146		113,923

Total policy reserves on annuities and deposit fund liabilities	$6,231,823		$5,214,536

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2003	2002	2001
Transfers as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$1,240,215	$1,335,079	$1,208,884
Transfers from separate accounts	1,221,216	990,726	1,107,157

Net transfers to separate accounts	18,999	344,353	101,727
Change in valuation adjustment	—	—	98,321
Other	1,394	420	16,749

Transfers as reported in the summary of operations of the life, accident and health annual statement	$20,393	$344,773	$216,797

At December 31, 2003 and 2002, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2003	Guaranteed Minimum Income Benefit	$1,648,000	$13,600	$4,000
2002	Guaranteed Minimum Income Benefit	$921,683	$8,469	$—

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2003 and 2002, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2003
Ordinary direct renewal business	$387	$(126)	$513
Ordinary new business	1,337	(89)	1,426

	$1,724	$(215)	$1,939

December 31, 2002
Ordinary direct renewal business	$1,578	$184	$1,394
Ordinary new business	2,072	(378)	2,450

	$3,650	$(194)	$3,844

8. Conversion of Valuation System

During 2001, the Company converted to a new reserve valuation system for universal life and variable universal life policies. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $11,609 and separate account reserves to decrease by $98,321. These amounts were credited directly to unassigned surplus. The decrease in separate account reserves is included in the change in surplus in separate accounts in the 2001 Statement of Changes in Capital and Surplus.

9. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2004, without the prior approval of insurance regulatory authorities, is $121,819.

10. Capital and Surplus

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2003, the Company meets the RBC requirements.

11. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2003, 2002 and 2001, the Company sold $31,554, $33,160 and $17,515, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

12. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $1,507, $1,734, and $1,634 for the years ended December 31, 2003, 2002, and 2001, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $858, $967, and $1,100 for the years ended December 31, 2003, 2002, and 2001, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2003, 2002, and 2001 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $153, $203, and $233 for the years ended December 31, 2003, 2002, and 2001, respectively.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2003, 2002, and 2001, the Company paid $19,705, $20,371, and $16,904, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2003, 2002, and 2001, the Company received $5,775, $3,673, and $6,752, respectively, for such services, which approximates their cost.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

NOTES TO FINANCIAL STATEMENTS—Statutory Basis (continued)

(Dollars in Thousands)

13. Related Party Transactions (continued)

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2003, 2002, and 2001, the Company paid net interest of $435, $256, and $945, respectively, to affiliates.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2003 and 2002, the cash surrender value of these policies was $55,024 and $52,984, respectively.

14. Commitments and Contingencies

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,423 and $3,424 and an offsetting premium tax benefit of $762 and $763 at December 31, 2003 and 2002, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $24, $70, and $13 for the years ended December 31, 2003, 2002, and 2001, respectively.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2003 and 2002, the value of securities loaned amounted to $124,332 and $69,860, respectively.

Recently, there has been a significant increase in regulatory activity in the industry relating to numerous issues including market timing and late trading of shares in mutual funds and variable insurance products. Like many others in the industry, the Company has received requests for information from the Securities and Exchange Commission (SEC). The Company is cooperating fully with these regulators to provide the information they requested and does not expect any material findings.

Statutory-Basis Financial

Statement Schedules

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Summary of Investments—Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2003

Schedule I

Type of Investment	Cost(1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$240,046	$241,456	$240,046
States, municipalities, and political subdivisions	32,577	33,171	32,577
Foreign governments	3,091	3,382	3,091
Public utilities	31,628	32,889	31,628
All other corporate bonds	417,291	424,693	417,291

Total fixed maturities	724,633	735,591	724,633

Equity securities
Common stocks (unaffiliated):
Industrial, miscellaneous, and all other	302	646	646

Total equity securities	302	646	646

Mortgage loans on real estate	9,668		9,668
Home office properties	41,817		41,817
Policy loans	268,892		268,892
Cash and short-term investments	70,716		70,716
Other invested assets	20,682		20,682

Total investments	$1,136,710		$1,137,054

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplementary Insurance Information

(Dollars in Thousands)

Schedule III

	Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*
Year ended December 31, 2003
Individual life	$412,473	$12,763	$552,849	$31,348
Group life and health	12,823	176	496	944
Annuity	808,079	—	891,360	55,439

	$1,233,375	$12,939	$1,444,705	$87,731

Year ended December 31, 2002
Individual life	$404,935	$12,874	$610,634	$21,194
Group life and health	13,059	100	560	639
Annuity	728,193	—	1,131,849	26,665

	$1,146,187	$12,974	$1,743,043	$48,498

Year ended December 31, 2001
Individual life	$386,965	$14,219	$652,626	$14,014
Group life and health	12,222	135	772	731
Annuity	336,587	4	625,117	29,679

	$735,774	$14,358	$1,278,515	$44,424

	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*	Premium Written
Year ended December 31, 2003
Individual life	$185,642	$275,352	$—
Group life and health	2,530	(769)	863
Annuity	999,863	(4,921)	—

	$1,188,035	$269,662	$863

Year ended December 31, 2002
Individual life	$176,010	$484,535	$—
Group life and health	5,626	(4,316)	917
Annuity	1,138,645	164,544	—

	$1,320,281	$644,763	$917

Year ended December 31, 2001
Individual life	$167,912	$529,090	$—
Group life and health	1,226	422	1,030
Annuity	802,630	(6,647)	—

	$971,768	$522,865	$1,030

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Reinsurance

(Dollars in Thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2003
Life insurance in force	$79,220,097	$25,368,242	$—	$53,851,855	0%

Premiums:
Individual life	$593,641	$40,792	$—	$552,849	0%
Group life and health	863	367		496	0%
Annuity	909,843	18,483		891,360	0%

	$1,504,347	$59,642	$—	$1,444,705	0%

Year ended December 31, 2002
Life insurance in force	$79,096,314	$21,759,884	$—	$57,336,430	0%

Premiums:
Individual life	$653,642	$43,008	$—	$610,634	0%
Group life	917	357	—	560	0%
Annuity	1,200,009	68,160	—	1,131,849	0%

	$1,854,568	$111,525	$—	$1,743,043	0%

Year ended December 31, 2001
Life insurance in force	$78,786,575	$17,837,374	$—	$60,949,201	0.0%

Premiums:
Individual life	$684,987	$32,361	$—	$652,626	0.0%
Group life	1,030	258	—	772	0.0
Annuity	683,703	58,586	—	625,117	0.0

	$1,369,720	$91,205	$—	$1,278,515	0.0%

PART C - OTHER INFORMATION

Item 27.	Exhibits

(a)	Resolution of the Board of Directors of Western Reserve establishing the separate account (1)

(b)	Not Applicable

(c)	Distribution of Policies

(i)	Master Service and Distribution Compliance Agreement (2)

(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)

(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)

(iv)	Principal Underwriting Agreement (3)

(v)	First Amendment to Principal Underwriting Agreement (3)

(vi)	Second Amendment to Principal Underwriting Agreement (14)

(vii)	Third Amendment to Principal Underwriting Agreement (16)

(d)	(i) Specimen Flexible Premium Variable Life Insurance Policy (15)

(ii)	Inflation Fighter Rider Level Premium (15)

(iii)	Primary Insured Rider Plus (15)

(iv)	Disability Waiver of Premium Rider (9)

(v)	Disability Waiver of Monthly Deductions Rider (9)

(vi)	Other Insured Rider (15)

(vii)	Accidental Death Benefit Rider (9)

(viii)	Living Benefit Rider (an Accelerated Death Benefit) (7)

(ix)	Childrens Insurance Rider (8)

(e)	Application for Flexible Premium Variable Life Insurance Policy (17)

(f)	Depositor’s Certification of Incorporation and By-Laws

(i)	Second Amended Articles of Incorporation of Western Reserve (2)

(ii)	Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (4)

(iii)	Amended Code of Regulations (By-Laws) of Western Reserve (1)

(g)	Reinsurance Agreements

(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (6)

(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (6)

(h)	(i) Amended and Restated Fund Participation Agreement Between Access Variable Insurance Trust and Western Reserve dated May 1, 2004 (16)

(ii)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated June 14, 1999 (10)

(iii)	Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund II (11)

(iv)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund II (12)

(v)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated September 1, 2003 (14)

(vi)	Fourth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated December 1, 2003 (15)

(vii)	Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto (13)

(viii)	Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 (14)

(ix)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 (15)

(x)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004 (16)

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion and Consent of Thomas E. Pierpan, Esq. as to Legality of Securities Being Registered (17)

(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered (17)

(m)	Sample Hypothetical Illustration (15)

(n)	Other Opinions:

(i)	Written Consent of Sutherland Asbill & Brennan LLP

(ii)	Written Consent of Ernst & Young LLP

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing issuance, transfer and redemption procedures (17)

(r)	(i) Powers of Attorney (5)

(ii)	Ron Wagley (18)

(iii)	Allan J. Hamilton (16)

(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(4)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.

(5)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated November 4, 2002 (File No. 333-100993) and is incorporated herein by reference.

(6)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.

(7)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated April 5, 2001 (File No. 333-58322) and is incorporated herein by reference.

(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-62397) and is incorporated herein by reference.

(9)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated August 6, 2003 (File No. 333-107705) and is incorporated herein by reference.

(10)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.

(11)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.

(12)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.

(13)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.

(14)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.

(15)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.

(16)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 16, 2004 (File No. 333-100993) and is incorporated herein by reference.

(17)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 14, 2004 (File No. 333-110315) and is incorporated herein by reference.

(18)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated February 26, 2004 (File No. 333-107705) and is incorporated herein by reference.

Item 28.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor

Ron Wagley	(1)	Chairman of the Board

Jerome C. Vahl	(2)	Director and President

Brenda K. Clancy	(2)	Director and Vice President

Paul Reaburn	(2)	Director and Vice President

Kevin Bachmann	(3)	Director and Executive Vice President

William H. Geiger	(3)	Senior Vice President, Corporate Counsel and Group Vice President – Compliance and Secretary

Allan J. Hamilton	(3)	Vice President, Treasurer, Chief Financial Officer and Controller

(1)	1150 South Olive Street, Los Angeles, California 90015

(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(3)	570 Carillon Parkway, St. Petersburg, Florida 33716

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

AEGON N.V.	Netherlands	32.47% of Vereniging AEGON Netherlands Membership Association	Holding Company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Derivatives B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company

The AEGON Trust Voting Trust Trustees: Donald J. Shepard Joseph B.M. Streppel Dennis Hersch	Delaware		Voting Trust

AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

JCPenney Financial & Marketing Services Group Ltd	Korea	100% AEGON DMS Holding B.V.	Marketing

JCPenney Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Canadian Premier Holdings Ltd	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd	Holding company

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance

Cornerstone International Holdings Ltd	United Kingdom	100% AEGON DMS Holding B.V.	Holding company

Cornerstone International Marketing Ltd	United Kingdom	100% Cornerstone International Holding Ltd.	Marketing company

Stonebridge International Insurance Ltd	United Kingdom	100% Cornerstone International Holdings, Ltd.	Insurance company

JCPenney Direct Asia Pacific Pty Ltd	Australia	100% AEGON DMS Holding B.V.	Holding company

JCPenney Direct Service Asia Pacific Pty Ltd	Australia	100% JCPenney Direct Asia Pacific Pty Ltd	Operations company

JCPenney Insurance Marketing Asia Pacific Pty Ltd	Australia	100% JCPenney Direct Asia Pacific Pty Ltd	Marketing company

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent

COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company

AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation owns 10,000 shares (75.54%); AEGON USA, Inc. owns 3,238 shares (24.46%)	Holding company

Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance

AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation; AEGON U.S. Corporation	Holding company

RCC North America, LLC	Delaware	100% AEGON USA, Inc.	Real estate

Transamerica Holding Company, LLC	Delaware	100% AEGON USA, Inc.	Holding Company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates

First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company LLC	Insurance holding company

Transamerica Financial Life Insurance Company	New York	100% First AUSA Life Insurance Company	Insurance

Life Investors Insurance Company of America	Iowa	100% First AUSA Life Ins. Company	Insurance

Apple Partners of Iowa LLC	Iowa	58.13% Monumental Life Insurance Company; 41.87 Peoples Benefit Life Insurance Company	Apple production, packing, storage and sales

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Transamerica Life Insurance Company	Iowa	100% Transamerica Holding Company LLC	Insurance

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance

WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WRL Insurance Agency of Alabama, Inc.	Alabama	100% WRL Insurance Agency, Inc.	Insurance Agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Nevada, Inc.	Nevada	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Wyoming	Wyoming	100% WRL Insurance Agency, Inc.	Insurance Agency

AEGON/Transamerica Series Fund, Inc.	Maryland	Various	Mutual Fund

AEGON/Transamerica Fund Advisors, Inc.	Florida	77% Western Reserve Life Assurance Co. of Ohio; 23% AUSA Holding Company	Registered investment adviser

AEGON/Transamerica Investors Services, Inc.	Florida	100% AUSA Holding Company	Shareholder services

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Insurance Agency of Alabama, Inc.	Alabama	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Nevada, Inc.	Nevada	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of New Mexico, Inc.	New Mexico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

AEGON Equity Group, Inc.	Florida	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Wyoming, Inc.	Wyoming	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company	Insurance

United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company	General agency

Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company	Insurance

The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company	Insurance agency

Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company

Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance

AUSA Holding Company	Maryland	100% Transamerica Holding Company, L.L.C.	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Company	Investment Adviser

AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company, L.L.C.	Broker-Dealer

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Company.	Holding company

Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverages

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company

ORBA Insurance Services, Inc.	California	40.15% Money Services, Inc.	Insurance agency

Great Companies L.L.C.	Iowa	30% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

AEGON USA Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and Conference Services

Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer

ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency

Long, Miller & Associates, L.L.C.	California	33-1/3% AUSA Holding Co.	Insurance agency

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-Dealer

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

IDEX Mutual Funds	Massachusetts	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency

AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Corporation LLC	Investment advisor

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co.	Provides real estate administrative and real estate investment services

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc	Information Systems for real estate investment management

Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company

Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company LLC	Insurance company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 30.	Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

Ohio General Corporation Law

Section 1701.13 Authority of corporation.

(E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

(a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

(4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c) By the shareholders;

(d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a) Unless at the time of a director’s act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney’s fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b) Expenses, including attorneys’ fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9) As used in this division, references to “corporation” include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

(4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5) Expenses, including attorneys’ fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8) As used in this section, references to “the corporation” include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person’s capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation’s Articles of Incorporation, as amended.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriter

(a)	AFSG Securities Corporation (“AFSG”) is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate account VA J, Separate Account VA L, Separate Account VL A, Separate Account VUL-A, Separate Account VA K, Separate Account VA P, Separate Account VA R, and Separate Account VA S of Transamerica Life Insurance Company; the Separate Account and VA BNY, Separate Account C, TFLIC Series Life Account, and TFLIC Series Annuity Account of Transamerica Financial Life Insurance Company; the Separate Account I, Separate Account II, and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Separate Account VA G, Separate Account VA H, Transamerica Occidental Life Separate Account VUL-3, Transamerica Occidental Life Separate Account VUL-4, Transamerica Occidental Life Separate Account VUL-5, and Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company; and Separate Account VA-8 of Transamerica Life Insurance and Annuity Company.

(b)	Directors and Officers of AFSG

Name	Principal Business Address	Position and Offices with Underwriter

Larry N. Norman	(1)	Director and President

Anne M. Spaes	(1)	Director and Vice President

Lisa A. Wachendorf	(1)	Director, Vice President and Chief Compliance Officer

John K. Carter	(2)	Vice President

William G. Cummings	(2)	Vice President, Treasurer and Controller

Thomas R. Moriarty	(2)	Vice President

Frank A. Camp	(1)	Secretary

Priscilla I. Hechler	(2)	Assistant Vice President and Assistant Secretary

Linda Gilmer	(1)	Assistant Treasurer

Darin D. Smith	(1)	Vice President and Assistant Secretary

Teresa L. Stolba	(1)	Assistant Compliance Officer

Emily M. Bates	(3)	Assistant Treasurer

Clifton W. Flenniken, III	(4)	Assistant Treasurer

Carrie F. Bekker	(2)	Assistant Vice President

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)	400 West Market Street, Louisville, Kentucky 40202

(4)	1111 North Charles Street, Baltimore, Maryland 21201

(c)	Compensation to Principal Underwriter from Registrant

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions		Commissions
AFSG Securities Corporation	0	0	$67,236,938	(1)	0
	0	0	$82,236,981	(2)	0
	0	0	$104,819,449	(3)	0

(1)	fiscal year 2003

(2)	fiscal year 2002

(3)	fiscal year 2001

Item 32.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at 570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 33.	Management Services

Not Applicable

Item 34.	Undertakings

Western Reserve hereby represents that the fees and charges deducted under the WRL Freedom Elite Builder II, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 20th day of April, 2004.

WRL SERIES LIFE ACCOUNT (Registrant)

By:	/s/ RON WAGLEY */

Ron Wagley, Chairman of the Board of Western Reserve Life Assurance Co. of Ohio

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO (Depositor)

By:	/s/ RON WAGLEY */

Ron Wagley, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ RON WAGLEY Ron Wagley */	Chairman of the Board	April 20, 2004

/s/ JEROME C. VAHL Jerome C. Vahl */	Director and President	April 20, 2004

/s/ BRENDA K. CLANCY Brenda K. Clancy */	Director and Vice President	April 20, 2004

/s/ PAUL REABURN Paul Reaburn */	Director and Vice President	April 20, 2004

/s/ KEVIN BACHMANN Kevin Bachmann	Director and Executive Vice President	April 20, 2004

/s/ ALLAN J. HAMILTON Allan J. Hamilton	Vice President, Treasurer, Chief Financial Officer and Controller	April 20, 2004

*/ /s/ PRISCILLA I. HECHLER

Signed by Priscilla I. Hechler As Attorney in Fact

Exhibit Index

Exhibit No.		Description of Exhibit

27	(n)(i)	Written Consent of Sutherland Asbill & Brennan LLP

27	(n)(ii)	Written Consent of Ernst & Young LLP